UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
 (Exact name of registrant as specified in charter)

687 Excelsior Blvd
Excelsior, MN 55331
 (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
 (Name and address of agent for service)

952.767.2920
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2021 (Unaudited)

LoCORR FUNDS

LoCorr Macro Strategies Fund

Class A (LFMAX), Class C (LFMCX), Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX), Class C (LCSCX), Class I (LCSIX)

LoCorr Market Trend Fund

Class A (LOTAX), Class C (LOTCX), Class I (LOTIX)

LoCorr Dynamic Equity Fund

Class A (LEQAX), Class C (LEQCX), Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX), Class C (LSPCX), Class I (LSPIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.LoCorrFunds.com/literature) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-523-8637, or sending an e-mail request to info@locorrfunds.com

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-523-8637 or send an email request to info@locorrfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Shareholder Letter	| 3

Letter to Shareholders

LoCorr Funds seeks to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to portfolios can significantly reduce overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to generate returns independent of traditional stock, bond and commodity investments. In this report, LoCorr Funds is reporting on five mutual funds: LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

LoCorr Macro Strategies Fund

The LoCorr Macro Strategies Fund (the “Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies — a Managed Futures Strategy and a Fixed Income Strategy.

The Fund employs three sub-advisers to manage the managed futures portion of the Fund:

●	Millburn Ridgefield Corporation (“Millburn”) manages a portfolio for the Fund that is similar to its Millburn Diversified Program which commenced operations in 1977. Millburn invests in a diversified portfolio of global futures contracts by employing a systematic, statistical learning-based, multi-factor approach.

●	Graham Capital Management LP (“Graham”) manages a portfolio for the Fund that is similar to its Tactical Trend strategy, a systematic medium- to long-term trend following program that commenced trading in 2006.

●	Revolution Capital Management (“Revolution”) manages a strategy for the Fund that is similar to its Alpha Program that has been available in a managed account program since 2007. Revolution employs a short-term pattern recognition strategy.

Market Commentary

Market participants increasingly embraced the global recovery/return-to-normal narrative during the semi-annual period as the acceleration in vaccinations led to COVID-19 market-related concerns receding. Economic growth continued to recover from the 2020 lockdowns. While that rebound in the global economy has been uneven, the World Bank expects global growth to rise +5.6% in 2021, the fastest post-recession recovery in 80 years.

As we entered 2021, and through much of the semi-annual period, the Federal Reserve assured market participants of its intention to maintain accommodative monetary policies. Evidence of significantly improving economic conditions was widespread as noted above and market participants wrested with whether the Fed was falling behind the inflation curve. U.S. Manufacturing Purchasing Managers’ Index climbed above 60, indicating strong expansion, beginning with the April 2021 report. In June, the labor market added a better-than-expected 850,000 jobs and wages rose +3.6% year-over-year as signs of tightness emerged. The Consumer Price Index (“CPI”) increased +5.4 in June, its fastest annual rate in nearly 13 years. Excluding food and energy, the core CPI rose +4.5%, its largest jump since 1991. Meanwhile consumer balance sheets are strong and are increasing spending.

With economic activity surging and inflationary pressure mounting, the Fed’s outlook shifted forward somewhat at the June Federal Open Market Committee (“FOMC”) meeting as officials signaled their expectation to raise rates by late 2023, sooner than previously anticipated. Of course, economic activity and inflationary pressure is building outside the U.S. as well. Perhaps more surprisingly, there were some FOMC members who expected interest rate hikes to begin in 2022. The Eurozone PMI reached an all-time high for a third consecutive month in May while the headline CPI in the European Union rose +2.0% in May, its highest level since 2018. China’s economic recovery from the pandemic was earlier than most, though showed signs of losing steam as reported Q2 GDP growth was +7.9%, a marked slowdown from the +18.3% in the first quarter.

Equities

Stock prices rallied sharply during the first half of 2021 with global equities reaching all-time highs and the MSCI World Index advancing +13.29% on a local currency basis while the S&P 500 gained +15.25%. Stock prices continued to be fueled by improving economic conditions and the massive injection of liquidity from accommodative monetary and fiscal policy with strength evident in both U.S. and international equities. Volatility, as measured by the CBOE Volatility Index (“VIX”), continued to decline from its 2020 peak with infrequent spikes that did not persist as investors bought any market dips during the period.

Fixed Income

Global bond yields surged in response to the vaccine roll-out, improving global economy, potential for additional fiscal U.S. stimulus and related inflationary concerns. The yield on the U.S. 10-year Treasury reached 1.75%, nearly 90 basis points higher than it started the year. Yields rose outside the U.S. as well with the German 10-Year Bund yield almost reaching positive territory. Somewhat unexpectedly the recovery in global yields stalled, however, with U.S. rates peaking in March and the yield curve flattening towards the end of the period as market participants feared the Fed’s more hawkish stance may negatively impact future growth as well as inflationary pressure and perhaps some mounting concerns regarding the delta variant. Abroad, yields for most sovereign debt began falling during the second quarter. For the semi-annual period, the Bloomberg Barclays U.S. Aggregate Bond Index declined -1.60%.

4 |	Shareholder Letter

Commodities

The Bloomberg Commodity Index rose +21.15% as commodity prices continued their recovery from the depths of the pandemic. Oil prices which had generally lagged the recovery in other commodities were buoyed by improving demand and continued production discipline by OPEC+. West Texas Intermediate crude (“WTI”) climbed from just under $50 per barrel to end June near $74 per barrel, reaching its highest level since 2018. Agricultural commodities also moved sharply higher led by strong gains in most grain prices, notably corn and soybean due to challenging weather conditions and increased Chinese consumption. The improving economy and recovery optimism helped fuel a rise in industrial metal prices, leading to gains in the price of copper. Precious metal prices generally declined as gold prices moved lower on higher interest rates and perhaps some switching to crypto currency as a non-fiat currency. Outside of energy, most commodity fell in June particularly in markets like lumber which had seen meteoric rises in prices that cooled off somewhat.

Foreign Currency

The U.S. dollar (“USD”) appreciated +2.78% against a basket of major currencies during the semi-annual period which was marked by range-bound trading and reversals. After declining since March 2020, the USD strengthened in the first quarter of 2021 before weakening in April and May as U.S. Treasury yields declined. The USD rebounded in June as the Fed pulled forward its expectation for interest rate hikes to 2023. These reversals created challenging trading conditions overall for macro investors.

Fund Performance Summary

For the semi-annual period ended June 30th, 2021, the Fund returned +4.61% versus +0.02% for the Bank of America Merrill Lynch 3-Month Treasury Bill Index. The Fund lagged the +6.40% return for the Morningstar Systematic Trend category during the period. Trading in commodities and equities were the largest contributor to the Fund’s returns while currency and fixed income markets were unprofitable.

Performance of the sub-advisers was mixed. While all three managers that sub-advise the Managed Futures Strategy Fund had positive returns, the largest contribution was from Millburn’s statistical learning-based, multi-factor strategy. The Fund’s dedicated trend-following allocation sub-advised by Graham also performed well. While Revolution’s short-term pattern recognition strategy produced substantial positive returns during last year’s pandemic-induced sell-off, it was more challenged during the first half of 2021 though still has slightly positive results. Overall, the Fund’s combination of differentiated trading styles and strategies that tend to produce differing returns at different times has contributed to its strong returns and less volatile returns than most peers.

The target allocation to each sub-adviser was unchanged during the period:

●	Millburn Ridgefield Corporation: 40%

●	Graham Capital Management: 40%

●	Revolution Capital Management: 20%

Managed Futures Strategy

Equity Indices

Trading in equity indices was the largest contributor to the Fund’s returns as persistent long exposure across most geographies benefited from the continued recovery in stock prices. The largest contributor was long exposure in U.S. markets, notably the E-Mini S&P 500. Long European exposure also helped, benefitting from higher stock prices with notable contributions from trading in the German DAX. Trading in developed Asian markets was a slight positive contributor as were long positions in emerging markets. The Fund ended the semi-annual period with modest long positions across the U.S., Europe, and Asia.

Commodities

Trading in commodities also produced significant gains with the largest contributions coming from energy markets. In the energy sector, the Fund began the year with a slightly long posture, however, long exposure increased significantly as oil prices moved higher. The largest contributions in the oil patch were from long positions in crude oil (WTI and Brent) and RBOB gasoline while natural gas markets were unprofitable. Metal trading was also profitable as gains from positions in base metals were partially offset by losses from precious metals, notably gold. Trading in agricultural markets was profitable, led by gains from long grain positions, particularly corn. The Fund ended the semi-annual period with significant long exposure in energy markets along with smaller long positions in base metals and softs. Grain and precious metal markets were slightly short at the end of June.

Fixed Income

Trading in fixed income was unprofitable as exposure fluctuated between long and short during the semi-annual period. The largest losses were from European markets, notably trading in the Euro Bund and BOBL contracts. Trading in the Canadian 10-Year was also unprofitable as long exposure in the first quarter was hurt by a rising yield. Partially offsetting these losses were gains from trading in U.S. instruments, particularly the 10-year U.S. Treasury and the U.S. T-Bond contracts. The Fund ended June with slightly short exposure in fixed income. By region, Asian positions were slightly short while European and U.S. exposure was marginally long.

Foreign Currencies

Trading in currencies was the largest detractor in the first half of the year, with most of the losses occurring in June. Positioning vacillated between long and short as currency markets exhibited low volatility, reversals, and were fairly range-bound. The largest losses occurred in European currencies, notably from trading in the Euro and Swiss Franc. Trading in Asian currencies was also unprofitable, though to a lesser extent. Currency positioning ended the semi-annual period slightly long overall versus the USD, though mixed by market. The largest long FX positions were in the Canadian dollar with the largest short exposure in the Yen and Euro.

Shareholder Letter	| 5

Outlook

We enter the second half of 2021 with global economic growth surging yet remaining uneven. The accelerating pace of vaccinations has led to an increasing number of countries and regions exiting pandemic lockdowns and moving down a return-to-normal path. Accordingly, investors were generally more sanguine with respect to CVOID-19 during the first half of the year, however, the emergence of the more contagious variants including the delta and beta variants bears watching. For countries and regions of the world with less access to vaccines and to unvaccinated portions of more developed markets including the U.S. and Europe, investor anxiety may increase if the case and hospitalization counts swell and ultimately lead to renewed restrictions and lockdown type of measures.

The outlook for inflation and interest rates is another key market narrative. Investors will likely focus on whether current high inflationary pressure is transitory or more persistent in nature. Given the recent downward move in long-term U.S. bond yields and flattening of the yield curve, particularly following the mid-June FOMC meeting, market participants seem to be taking the stance at this time that high inflation is transitory. In addition to monitoring CPI/PPI, we believe investors will pay close attention to wage inflation which has been moving higher on tightening labor markets and the difficulty many companies are having finding new workers. Many investors will closely monitor central bank policy as they move toward a path of balance sheet normalization. At this point the Federal Reserve is likely to begin tapering in 2022 though perhaps we could get an announcement by the end of 2021 on this front. Meanwhile the Fed, at this point, anticipates hiking rates toward the end of 2023. To the extent tapering is delayed or accelerates, market participants will need to weigh what this means with respect to the outlook for inflation and growth and accordingly for financial markets.

We believe allocators should increasingly challenge the 60% equity / 40% fixed income status quo when it comes to their investment portfolios. In our view, the outlook for bonds remains murky as bond yields remain remarkably low with limited ability to move lower unless you are of the belief that U.S. rates could move negative, which we view as unlikely. Thus, we continue to believe fixed income investments have limited upside and will struggle to provide the kind of returns investors have enjoyed in the past. Thus far in 2021, the bond market reflects this sentiment as the Barclays U.S. Aggregate Bond Index declined -1.60% in the first half of the year. We believe allocators would be well served to consider the usage of alternative diversifying strategies, including managed futures, to help achieve their diversification goals.

Overall, we remain highly confident in the outlook for the Fund. We believe its differentiated high conviction, multi-manager structure will continue to help the Fund navigate markets in a smoother and less volatile fashion than peers, while providing the potential for strong risk-adjusted returns, downside protection during bouts of equity market volatility, and low correlation to stocks and bonds.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Barclays 1–5 Government Credit Index. Returns for the fixed income portion of the portfolio were -0.11% compared to -0.30% for the benchmark in the first half of 2021. Nuveen increased the underweight duration position during the period as growth and inflation surprised to the upside. As such, duration positioning had a positive impact on relative performance versus the respective benchmark as interest rates rose. The portfolio remained overweight to non-government sectors which was a positive contributor to performance, as these sectors were positively impacted by spread tightening during the period. The duration of the portfolio was managed between 1.9 and 2.5 years and finished the quarter at 1.97 years versus 2.51 at the end of 2020. The portfolio’s allocation was between 26–28% investment grade corporate bonds and 23–26% in higher quality, shorter duration securitized sectors, with the balance in government agency and treasury securities. The Fund maintained broad corporate bond diversification with a modest overweight to financials. Given that spreads for non-government securities tightened during the period, sector positioning was a contributor to returns. Given Nuveen’s outlook on the Fed and expectations for incoming economic data, the team expects to keep duration below that of the benchmark.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a commodities futures strategy in a mutual fund structure. Historically, investors have primarily achieved commodities exposure via long-only investments that rely on rising prices to generate positive returns. Of course, commodity prices don’t always appreciate and occasionally experience sharp declines, as was seen in 2020, 2018, 2014/2015 and 2008. The Long/Short Commodities Fund has the potential to profit when commodity prices increase or decrease, which differentiates it from most commodity-oriented mutual funds. The Fund’s primary investment objective is capital appreciation in rising and falling commodities markets. The Fund attempts to achieve its investment objective by investing in two primary strategies — a Commodities Strategy and a Fixed Income Strategy.

The Fund accesses, via a total return swap agreement or a fund-linked option, the returns of:

●	Millburn’s Commodity Program (“MILCOM”), began trading in 2005. MILCOM employs a systematic trading strategy that takes outright long/short positions and relative value spread positions across 40+ commodity futures markets.

6 |	Shareholder Letter

●	J E Moody’s Commodity Relative Value Program (“JEM CRV”), began trading in 2006. JEM CRV employs a market neutral, systematic trading strategy that invests in relative value calendar spread positions across 20+ commodity markets.

●	First Quadrant’s (“FQ”) Commodities Long/Short strategy began trading in 2010. FQ employs a systematic long/short directional strategy that attempts to capture commercial market participant behavior across 20+ commodity markets.

●	ARCOM Capital (“ARCOM”), began trading in 2015. ARCOM is led by Alastair Riach, who has over 30 years of experience trading commodities, and manages a discretionary natural gas specialist strategy that trades primarily relative value.

●	East X, began trading in 2014. East X seeks diversified returns across 30 global commodity markets, time frames, and market structure using a systematic approach. Adaptive signals provide a long or short view in a machine learning framework to determine conviction and risk for each position.

Market Commentary

The semi-annual market environment continued to be dominated by COVID-19 related events, including increased vaccination rates and reduced case counts. These positive developments led to loosened restrictions and continued economic growth. While this rebound in the global economy has been uneven, the World Bank expects global growth to rise +5.6% in 2021, the fastest post-recession recovery in 80 years.

Investor nervousness surrounding rising inflationary pressure appeared to relax early in the semi-annual period as the Federal Reserve maintained its easy monetary policy. This reassurance from the Fed came as job growth, wage growth, and Consumer Price Index (“CPI”) accelerated. As the semi-annual period came to a close, however, the Fed communicated a new hawkish stance to raise rates sooner than expected as the most recent economic data continued to strengthen. The Eurozone PMI reached an all-time high for a third consecutive month in May while the headline CPI in the European Union rose +2.0% in May, its highest level since 2018. China’s economic recovery from the pandemic was earlier than most, though showed signs of losing steam as reported Q2 GDP growth was +7.9%, a marked slowdown from the +18.3% in the first quarter.

The Bloomberg Commodity Index rose +21.15% over the semi-annual period as commodity prices continued their recovery from the depths of the pandemic. Oil prices which had generally lagged the recovery in other commodities were buoyed by improving demand from reopening economies and continued production discipline by OPEC+. West Texas Intermediate crude (“WTI”) climbed from just under $50 per barrel to end June near $74 per barrel, reaching its highest level since 2018. The strength in oil extended to other oil products as gasoline prices at the pump surged, closing the semi-annual period at an average price of $3.15 per gallon, about a +36% increase from the end of 2020.

The improving economy and recovery optimism helped fuel a rise in industrial metal prices, leading to notable gains in the price of copper, which rose over +20% since the start of the year. Other industrial metals such as aluminum, nickel, and zinc saw rising prices, but to a lesser extent, supported by the cyclical forces, electric car requirements, green infrastructure, and proposed infrastructure packages. Precious metal prices generally declined as gold prices moved lower on higher interest rates and perhaps some switching to crypto currency as a non-fiat currency.

Agricultural commodities also moved sharply higher led by strong gains in most grain prices, notably corn and soybean due to challenging weather conditions and increased Chinese consumption. In the second quarter, corn reached levels not seen since the first half of 2013, but fell off at the end of the period as favorable weather conditions prevailed. The live hog market started the year strong as renewed concerns arose on African swine flu in China. This upward movement quickly reversed course in the second quarter as prices slumped on export worries due to signs of slowing Chinese demand, having rebuilt their herds during the first quarter.

Fund Performance Summary

The Fund’s Class I share gained +8.69% during the semi-annual period ended June 30, 2021, versus the +21.15% return for the Bloomberg Commodity Total Return Index and the +0.07% gain for the ICE BofAML T-Bill Index. During the semi-annual period, the Fund benefitted from positive contributions from all managers while ARCOM was flat. Trading in Energy was overwhelmingly the largest driver of the Fund’s positive returns while grains, metals, and livestock positions also contributed positively. Trading in soft markets were modestly unprofitable.

Energy

The Fund generated sizable profits from the energy sector during the first half of 2021. Consistent long directional exposure and calendar spread positioning benefitted from the continual rise in oil and oil products during the period. Specifically, positions in crude and natural gas drove the sector’s positive performance as the Fund’s managers were able to navigate the reopening economy, changing weather factors, and OPEC+ production negotiations. The Fund finished the period with long positions across oil and oil products, natural gas, and power markets.

Metals

Trading in Metals was profitable during the semi-annual period with gains from base metals and small losses from precious metals. In base metals, positions remained long during the semi-annual period, but dipped to a modest brief short posture at the end of the first quarter as markets became rangebound. This bearish position quickly faded, and the Fund’s view moved back to bullish. In precious metals, long positions in gold during the first quarter drove losses as market participants exited perceived “safe haven assets” and moved into risk-on securities. The Fund finished the period with long base metal, primarily in copper and aluminum, and long precious metal positions.

Shareholder Letter	| 7

Agricultural

Trading in livestock was profitable for the Fund, driven by gains from dynamic positioning during the last two months of the semi-annual period. Long positions in feeder cattle were particularly profitable as prices jumped in June amid surging demand. Trading in grain markets were the most profitable agricultural market as long relative value and directional trading in corn led these gains. Trading in softs was modestly unprofitable, with losses being driven by fluctuating coffee positioning. At the end of the period, positions in grain and livestock markets were short while exposure in soft markets were long.

Outlook

We enter the second half of 2021 with global economic growth surging yet remaining uneven. The accelerating pace of vaccinations has led to an increasing number of countries and regions exiting pandemic lockdowns and moving down a return-to-normal path. Accordingly, investors were generally more sanguine with respect to CVOID-19 during the first half of the year, however, the emergence of the more contagious variants including the delta and beta variants bears watching. For countries and regions of the world with less access to vaccines and to unvaccinated portions of more developed markets including the U.S. and Europe, investor anxiety may increase if the case and hospitalization counts swell and ultimately lead to renewed restrictions and lockdown type of measures.

The outlook for inflation and interest rates is another key market narrative. Investors will likely focus on whether current high inflationary pressure is transitory or more persistent in nature. Given the recent downward move in long-term U.S. bond yields and flattening of the yield curve, particularly following the mid-June FOMC meeting, market participants seem to be taking the stance at this time that high inflation is transitory. In addition to monitoring CPI/PPI, we believe investors will pay close attention to wage inflation which has been moving higher on tightening labor markets and the difficulty many companies are having finding new workers. Many investors will closely monitor central bank policy as they move toward a path of balance sheet normalization. At this point the Federal Reserve is likely to begin tapering in 2022 though perhaps we could get an announcement by the end of 2021 on this front. Meanwhile the Fed, at this point, anticipates hiking rates toward the end of 2023. To the extent tapering is delayed or accelerates, market participants will need to weigh what this means with respect to the outlook for inflation and growth and accordingly for financial markets.

We believe allocators should increasingly challenge the 60% equity / 40% fixed income status quo when it comes to their investment portfolios. In our view, the outlook for bonds remains murky as bond yields remain remarkably low with limited ability to move lower unless you are of the belief that U.S. rates could move negative which we view as unlikely. Thus, we continue to believe fixed income investments have limited upside and will struggle to provide the kind of returns investors have enjoyed in the past. Thus far in 2021, the bond market reflects this sentiment as the Barclays U.S. Aggregate Bond Index declined -1.60% in the first half of the year. We believe allocators would be well served to consider the usage of alternative diversifying strategies, including managed futures, to help achieve their diversification goals.

We believe the Fund may be highly attractive to investors seeking solutions that are uncorrelated to most investment strategies and asset classes, or for investors that are seeking alternatives in the commodity market. Commodity markets are characterized by high volatility and subject to sizable drawdowns as we have seen in 2020. This volatility also creates tremendous opportunities which we believe the Fund can take advantage of. The underlying managers in the Fund have the ability to take both long and short directional positions (benefit from commodity prices moving up or down), as well as to trade along the forward curve (relative value calendar spread trading) to capture this diverse and robust set of opportunities over time. Finally, the Fund’s multi-manager approach has the potential to dampen volatility for investors as the underlying managers tend to produce differing returns at different times, which may also help to limit drawdowns. We remain confident in the outlook for the Fund and the underlying managers and strategies.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Barclays 1–5 Government Credit Index. Returns for the fixed income portion of the portfolio were -0.14% compared to -0.30% for the benchmark in the first half of 2021. Nuveen increased the underweight duration position during the period as growth and inflation surprised to the upside. As such, duration positioning had a positive impact on relative performance versus the respective benchmark as interest rates rose. The portfolio remained overweight to non-government sectors which was a positive contributor to performance, as these sectors were positively impacted by spread tightening during the period. The duration of the portfolio was managed between 1.95 and 2.55 years and finished the quarter at 1.96 years versus 2.50 at the end of 2020. The portfolio’s allocation was between 26–28% investment grade corporate bonds and 21–26% in high quality, short duration securitized sectors, with the balance in government agency and treasury securities. The Fund maintained broad corporate bond diversification with a modest overweight to financials. Given that spreads for non-government securities tightened during the period, sector positioning was a contributor to returns. Given Nuveen’s outlook on the Fed and expectations for incoming economic data, the team expects to keep duration below that of the benchmark.

LoCorr Market Trend Fund

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend following futures strategy managed by one of the leading managers in this space — Graham Capital Management. Graham was founded in 1994 and manages approximately $18 billion in assets. The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend following strategy that commenced trading in 2006. The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies — a Managed Futures Strategy and a Fixed Income Strategy.

8 |	Shareholder Letter

Market Commentary

The semi-annual market environment continued to be dominated by COVID-19 related events, including increased vaccination rates and reduced case counts. These positive developments led to loosened restrictions and continued economic growth. While this rebound in the global economy has been uneven, the World Bank expects global growth to rise +5.6% in 2021, the fastest post-recession recovery in 80 years.

Investor nervousness surrounding rising inflationary pressure appeared to relax early in the semi-annual period as the Federal Reserve maintained its easy monetary policy. This reassurance from the Fed came as job growth, wage growth, and Consumer Price Index (“CPI”) accelerated. As the semi-annual period came to a close, however, the Fed communicated a new hawkish stance to raise rates sooner than expected as the most recent economic data continued to strengthen. The Eurozone PMI reached an all-time high for a third consecutive month in May while the headline CPI in the European Union rose +2.0% in May, its highest level since 2018. China’s economic recovery from the pandemic was earlier than most, though showed signs of losing steam as reported Q2 GDP growth was +7.9%, a marked slowdown from the +18.3% in the first quarter.

The Bloomberg Commodity Index rose +21.15% over the semi-annual period as commodity prices continued their recovery from the depths of the pandemic. Oil prices which had generally lagged the recovery in other commodities were buoyed by improving demand from reopening economies and continued production discipline by OPEC+. West Texas Intermediate crude (“WTI”) climbed from just under $50 per barrel to end June near $74 per barrel, reaching its highest level since 2018. The strength in oil extended to other oil products as gasoline prices at the pump surged, closing the semi-annual period at an average price of $3.15 per gallon, about a +36% increase from the end of 2020.

The improving economy and recovery optimism helped fuel a rise in industrial metal prices, leading to notable gains in the price of copper, which rose over +20% since the start of the year. Other industrial metals such as aluminum, nickel, and zinc saw rising prices, but to a lesser extent, supported by the cyclical forces, electric car requirements, green infrastructure, and proposed infrastructure packages. Precious metal prices generally declined as gold prices moved lower on higher interest rates and perhaps some switching to crypto currency as a non-fiat currency.

Agricultural commodities also moved sharply higher led by strong gains in most grain prices, notably corn and soybean due to challenging weather conditions and increased Chinese consumption. In the second quarter, corn reached levels not seen since the first half of 2013, but fell off at the end of the period as favorable weather conditions prevailed. The live hog market started the year strong as renewed concerns arose on African swine flu in China. This upward movement quickly reversed course in the second quarter as prices slumped on export worries due to signs of slowing Chinese demand, having rebuilt their herds during the first quarter.

Fund Performance Commentary

The Fund’s Class I shares gained +5.71% during the semi-annual period ended June 30th,2021, versus the +0.07% return for the ICE BofAML T-Bill Index. The Fund benefitted from a continuation of the favorable environment for trend following, evidenced by the +6.40% return for the Morningstar Systematic Trend category. Favorable trending activity in global commodity and equity markets drove the Fund’s positive returns. Gains in these sectors were partially offset by losses from fixed income and currency markets.

Market Trend Strategy

Commodities

Trading in commodities produced sizable gains for the Fund with the largest contributions coming from energy markets. While the recovery in oil prices lagged other commodities, the Fund’s long exposure benefitted as prices climbed with notable contributions from both oil and oil derived products like RBOB gasoline. Trading in metal markets was mixed with gains from long exposure in base metals, particularly copper, largely offset by losses from precious metals, notably gold. Trading in agricultural markets was nicely profitable as well, led by gains from long positions in grains and, to a lesser extent, soft markets. The Fund ended the period with long exposure in energy, base metal, and soft markets while positioning was shot in precious metal and grain markets.

Equity Indices

The Fund was also able to profit substantially from the strong upward trending activity in global equity markets. The largest gains were from long positions in U.S. markets, including strong contributions from the E-Mini S&P 500 and Russell 2000 contracts. Trading in European markets also made significant positive contributions, notably long positions in the German DAX. Long exposure in Asia was profitable, albeit to a lesser degree. The Fund ended the period with long equity positions.

Foreign Currencies

Trading in currencies was unprofitable during the first half of the year as positioning fluctuated between long and short FX vs. USD. With overall conditions proving to be challenging throughout the period, the Fund experienced its largest losses in the sector from trading in European currencies, notably the Swiss Franc and Euro. Trading in Asian currencies was profitable, particularly in the Japanese Yen. Exposure finished the quarter with mixed positioning but overall, slightly long FX versus the USD.

Shareholder Letter	| 9

Fixed Income

Trading in fixed income produced the largest losses for the Fund during the semi-annual period, particularly during the second quarter as the upward trend in medium- and long-term interest rates reversed course and bond yields declined to varying degrees. With positioning shifting short in medium- and long-term instruments during the period, the Fund was hurt as those yields began climbing. The largest detractor was from European markets with smaller losses from positions in U.S., Canada, and Asia. Trading was also unprofitable in shorter-duration instruments as long positions were hurt by rising yields as the Fed moved its timetable forward for interest rate hikes which caused interest rates at the front end of the yield curve to move higher. The Fund finished the period with short exposure in fixed income markets.

Outlook

We enter the second half of 2021 with global economic growth surging yet remaining uneven. The accelerating pace of vaccinations has led to an increasing number of countries and regions exiting pandemic lockdowns and moving down a return-to-normal path. Accordingly, investors were generally more sanguine with respect to CVOID-19 during the first half of the year, however, the emergence of the more contagious variants including the delta and beta variants bears watching. For countries and regions of the world with less access to vaccines and to unvaccinated portions of more developed markets including the U.S. and Europe, investor anxiety may increase if the case and hospitalization counts swell and ultimately lead to renewed restrictions and lockdown type of measures.

The outlook for inflation and interest rates is another key market narrative. Investors will likely focus on whether current high inflationary pressure is transitory or more persistent in nature. Given the recent downward move in long-term U.S. bond yields and flattening of the yield curve, particularly following the mid-June FOMC meeting, market participants seem to be taking the stance at this time that high inflation is transitory. In addition to monitoring CPI/PPI, we believe investors will pay close attention to wage inflation which has been moving higher on tightening labor markets and the difficulty many companies are having finding new workers. Many investors will closely monitor central bank policy as they move toward a path of balance sheet normalization. At this point the Federal Reserve is likely to begin tapering in 2022 though perhaps we could get an announcement by the end of 2021 on this front. Meanwhile the Fed, at this point, anticipates hiking rates toward the end of 2023. To the extent tapering is delayed or accelerates, market participants will need to weigh what this means with respect to the outlook for inflation and growth and accordingly for financial markets.

We believe allocators should increasingly challenge the 60% equity / 40% fixed income status quo when it comes to their investment portfolios. In our view, the outlook for bonds remains murky as bond yields remain remarkably low with limited ability to move lower unless you are of the belief that U.S. rates could move negative, which we view as unlikely. Thus, we continue to believe fixed income investments have limited upside and will struggle to provide the kind of returns investors have enjoyed in the past. Thus far in 2021, the bond market reflects this sentiment as the Barclays U.S. Aggregate Bond Index declined -1.60% in the first half of the year. We believe allocators would be well served to consider the usage of alternative diversifying strategies, including managed futures, to help achieve their diversification goals.

We have been pleased to see a robust environment for trending activity since the end of 2018, which has provided a nice tailwind for the Fund. We believe the outlook remains favorable for trend followers as the potential for continued inflationary pressure could create a favorable environment for persistent directional price movement across commodities, fixed income, and currency markets. LoCorr continues to believe that Graham Capital is one of the premiere trend followers and we remain highly confident in the potential for the Fund to help diversify investor portfolios and protect capital during periods of market stress.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Barclays 1–5 Government Credit Index. Returns for the fixed income portion of the portfolio were -0.13% compared to -0.30% for the benchmark in the first half of 2021. Nuveen increased the underweight duration position during the period as growth and inflation surprised to the upside. As such, duration positioning had a positive impact on relative performance versus the respective benchmark as interest rates rose. The portfolio remained overweight to non-government sectors which was a positive contributor to performance, as these sectors were positively impacted by spread tightening during the period. The duration of the portfolio was managed between 1.9 and 2.5 years and finished the quarter at 1.98 years versus 2.51 at the end of 2020. The portfolio’s allocation was between 26 – 28% investment grade corporate bonds and 23 – 26% in high quality, short duration securitized sectors, with the balance in government agency and treasury securities. The Fund maintained broad corporate bond diversification with a modest overweight to financials. Given that spreads for non government securities tightened during the period, sector positioning was a contributor to returns. Given Nuveen’s outlook on the Fed and expectations for incoming economic data, the team expects to keep duration below that of the benchmark.

LoCorr Dynamic Equity Fund

The LoCorr Dynamic Equity Fund (the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside protection when equity prices are falling.

10 |	Shareholder Letter

The Fund employs three sub-advisers to manage the long/short equity strategy of the Fund:

●	Billings Capital Management (“Billings”) manages a strategy which is based on a value-oriented, concentrated, fundamental, bottom-up long/short equity approach. This manager seeks to maximize absolute returns, exceeding the S&P 500 over the long term. The sub-portfolio managed by Billings is similar to a strategy that this manager has executed since 2008 with their current firm and for many years prior to that at a different entity.

●	Kettle Hill Capital Management (“Kettle Hill”) seeks to generate alpha by combining a bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003.

●	First Quadrant manages an equity strategy which is similar to a global long/short strategy the manager has executed since 2016. FQ utilizes a systematic multi-factor approach coupled with an active beta management approach to maximize upside opportunities while reducing downside performance. FQ invests in developed international and U.S. markets and was added to the portfolio January 2019.

Market Commentary

In the first half of 2021, the S&P 500 continued to rebound strongly from the 2020 pandemic-related selloff, closing the six-month period with a +15.25% gain. The index finished June at an all-time high with all 11 S&P sectors gaining during the first half of the year. After suffering the largest losses of any sector during the pandemic, the energy sector outperformed all others by a sizable margin, finishing the first six months of 2021 up +45.64%. Energy was followed by Financials, which gained +25.69% during the period. Additionally, both value and growth stocks posted double-digit gains in the first half of 2021, as the S&P 500 Value index rose +16.30%, narrowly outpacing the S&P 500 Growth index which gained +14.31%.

After beginning 2021 with a -1.01% loss in January, the S&P 500 posted two solid months and finished Q1 on a high note, ending the quarter up +6.17%. Following the distribution of a second round of stimulus checks to taxpayers at the beginning of the quarter, many businesses that were significantly impacted by the virus bounced back. The added stimulus paired with the rollout of the COVID-19 vaccine provided optimism to investors. Value stocks that faced greater challenges from the pandemic rallied sharply, and fears of high valuations and rising interest rates caused investors to shift away from growth stocks. The S&P 500 Value index gained +10.77% in Q1, whereas the S&P 500 Growth index posted a relatively incremental gain of +0.94%. The end of the first quarter was marked by more stimulus as President Biden signed a monumental $1.9T coronavirus relief bill into law.

With the added stimulus and COVID-19 vaccine distribution rates accelerating, U.S. stocks extended their rally in the second quarter. By the end of June, approximately 60% of American adults were fully vaccinated. This allowed an almost complete reopening of the US economy. Retail sales soared +24.4% from one year ago with clothing and clothing accessories stores sales up over 200%. PMI bumped up to 63.9 in June from 59.7 in March, signaling expansion. However, the news wasn’t all positive. Towards the end of the second quarter, an influx in cases of a new “Delta” variant of COVID-19 began to make headlines. Yet, investors seemingly brushed off these fears as the S&P 500 reached a new all-time high with a quarterly return of +8.55%. Growth and value stocks both recorded strong second quarter returns, but contrary to Q1, growth handily outperformed value as the S&P 500 Growth index gained +11.93% while the S&P Value index gained +4.99.

Portfolio Update

LoCorr Dynamic Equity Class I share (the “Fund”) finished the period with a +11.96% return, leading the Morningstar Long/Short Equity category which closed up +8.94% and trailing the S&P 500 Index’s +15.25% gain.

Billings led the way for the Fund, posting a stellar six-month return while both First Quadrant and Kettle Hill were positive but trailed the S&P 500 during the period. LoCorr believes that Billings’ ability to identify undervalued securities that have compelling upside was a significant factor to the sub-adviser’s positive performance in the first half of 2021. Billings’ long exposure to value stocks that performed well during the period reinforces this notion. The Fund’s overall net exposure oscillated throughout the first half of 2021, ending the period within its typical 40-60% range, at 55.9% net exposure.

The Fund’s long book was the main positive contributor for the first six months of 2021; however, the Fund saw a negative contribution from the short book. The long book had positive performance in all S&P 500 sectors during the period, but its best performance came from the Financial Services, Industrials, and Consumer Cyclical sectors. Within the Financial Services sector, a position in Wells Fargo (4.03% of the Fund as of 6/30/21), was a positive contributor after releasing a very bullish Q1 earnings report that indicated higher loan growth and improving cost controls. A position in Credit Acceptance Corp. (5.60% of the Fund as of 06/30/21), a specialized consumer finance company within the auto industry, traded higher on hopes of increased auto loan volume after a recovery from a major microchip-related disruption in the automotive market. Another contributor was MasTec (3.35% of the Fund as of 6/30/2021), a multinational infrastructure engineering and construction company. The stock benefitted from news that President Biden secured a deal on an infrastructure bill that will expand roads, bridges, and broadband networks.

Although there were no overall sectors that performed negatively for the Fund on the long side, there were some individual holdings that detracted. A position in Bumble (0.52% of the Fund as of 06/30/21), an online dating application company, traded lower from its IPO price in the 1st quarter due to inflationary fears and the impact on heavy debt-related companies. A position in Allegiant Travel Company (3.44% of the Fund as of 06/30/2021), an ultra-low-cost airline that operates scheduled and charter flights, trended lower in the second quarter on fears related to the spread of the Delta variant of COVID-19 limiting travel in the near-term, as well as pressure from rising oil prices. In the Consumer Cyclical sector, a position in Frontdoor (4.49% of the Fund as of 06/30/2021), a home service plan and appliance company, declined in the second quarter due to inflationary fears, as well as a resurgence in COVID-19 cases.

Shareholder Letter	| 11

The Fund’s short book was a detractor during the first half of 2021 as equity markets continued to gain on accelerating COVID-19 vaccine distribution and economic reopening. The largest detracting sectors in the short book were the Consumer Cyclical, Technology, and Financial Services sectors. In the Consumer Cyclical sector, a short position in Express Inc. (0.00% of the Fund as of 06/30/2021), a domestic apparel and accessory company, detracted as the company was a short-squeeze target during the Reddit craze in the first quarter. The Fund benefitted from a short position in Nikola Corp (-0.10% of the Fund as of 6/30/2021), an American zero-emission vehicle manufacturer, by strategically trading around increasingly bearish market sentiment regarding operational headwinds.

Outlook

U.S. equities closed the first half of 2021 on a high note as the S&P 500 finished the second quarter up +8.55%, continuing its rebound off of the equity market’s fastest and deepest selloff in history. Looking ahead, financial markets will likely be driven by the rate of inflation, decisions by the Fed and other policy makers around the globe, the distribution of the COVID-19 vaccine, and continuation of global economic reopening. In this type of environment, a long/short equity strategy may allow for continued participation in equity markets if prices rise while its ability to benefit from stocks falling in price may potentially mitigate losses if equities were to sell off.

The Fund performed well in the first half of 2021, outperforming the Morningstar Long-Short Equity Fund Category by over 3%. We remain highly confident in the ability of the Fund to provide positive absolute returns and compelling diversification for investors.

LoCorr Spectrum Income Fund

The LoCorr Spectrum Income Fund (the “Spectrum Income Fund” or the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund is sub-advised by Bramshill Investments. Bramshill invests in a portfolio of primarily pass-through securities with an integrated covered call and hedging strategy. Bramshill seeks to generate high current income, much of which the Fund distributes monthly to investors.

Market Commentary

The year began with U.S. markets in full reflation mode, with accelerating growth and inflation, a dovish Fed, vaccine rollouts, and additional stimulus pushing value and cyclical stocks higher. The U.S. 10-year Treasury yield started off the year at 0.92%, rallied sharply in the first quarter to 1.74%, then retreated to 1.45% by the end of June, which closely correlated to the outperformance of cyclical value in Q1 and then the reemergence of growth stock leadership in Q2. By the end of June, approximately 60% of American adults were fully vaccinated. As the economy continued its reopening, investors increasingly embraced the global recovery/return-to-normal narrative that was backed by strong economic data releases and accommodative monetary policy. The ISM Purchasing Managers’ Index (“PMI”) has indicated strong U.S. economic expansion so far this year, with the manufacturing and service sectors both climbing above 60 during the period. Since the start of 2021, the U.S. unemployment rate has fallen from 6.7% to 5.9%, adding back 3.3 million jobs. Amid this growth, inflationary pressures built and resulted in a +5.4% jump for the Consumer Price Index (“CPI”) in June, marking its fastest annual rate in nearly 13 years. With the proliferation of economic activity and inflationary pressures in mind at the June FOMC meeting, Chairman Jerome Powell expressed a shift in tone regarding inflation, and implied that the Fed might tighten rates earlier than markets previously anticipated. By the end of June, most of the big market winners year-to-date had paused their uptrends, as if awaiting further data.

Portfolio Update

The Fund’s Class I shares rose +22.48% during the first half of 2021, outperforming the +15.25% return for the S&P 500 and the -1.60% return for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund saw positive performance from all major sectors invested in during the period, but the largest contributions came from Master Limited Partnerships (“MLPs”), Business Development Companies (“BDCs”), and C-Corps. During the first half of the year, conditions warranted being completely unhedged so as not to limit upside potential. However, towards the end of Q2, Bramshill started selling calls covered against long positions to generate additional yield and to fund potential hedges going forward.

MLPs were the top performing sector for the Fund through the first half of 2021. Bramshill generally maintained overweight MLP positions throughout the period, which were supported by sector tailwinds as illustrated by the Alerian Index posting returns of +47.84%. Within the MLP sector, the Fund saw positive contributions from Crestwood Equity Partners (MLP security: 2.90% and Preferred security: 1.69% of the Fund as of 6/30/21), a midstream MLP that rallied on news that it is simplifying its structure by buying out its general partner interest, as well as Global Partners (3.19% of the Fund as of 6/30/21), a downstream MLP that moved higher on the back of better-than-expected quarterly earnings and news that the firm had increased its distribution. Fund holdings within the BDC sector were also among the most rewarding year-to-date, exemplified by the Vaneck BDC Income ETF, which rallied +28.00%. Within the BDC sector, the Fund benefited from a position in Newtek Business Services (1.01% of the Fund as of 6/30/21), which reported solid earnings, raised its distribution guidance, and experienced tailwinds from a favorable credit environment.

Although all major sectors invested in during the period were profitable, Fund returns were moderately impacted by producers of renewable energy selling off in the absence of any major news, presumably consolidating strong prior gains. The top three detractors to the Fund for the first half of the year all belong to this group and include: Brookfield Renewable Partners (2.28% of the Fund as of 6/30/21), Hannon Armstrong Sustainable Infrastructure (1.56% of the Fund as of 6/30/21), and Clearway Energy (1.13% of the Fund as of 6/30/21). Bramshill continues to believe that strong tailwinds persist for renewables, as the clear trend is towards increased utilization and further infrastructure build out, especially considering the Biden administration’s strong public support for the sector.

12 |	Shareholder Letter

Outlook

As we move into the second half of the year, Bramshill is wary of the Fed’s balancing act of bolstering U.S. economic expansion while keeping runaway inflation at bay. Looking forward at the upcoming Fed summit in Jackson Hole, Bramshill is considering diversifying away from some of the reflationary beneficiaries that have worked so well for the past several quarters, in addition to possibly hedging areas of the portfolio that are at higher risk of volatility in the event of a significant change in monetary policy. Headline growth and inflation metrics continue to run hot, but it should be noted that the easy year-over-year comparisons are likely to subside, and it remains to be seen what levels are sustainable. Though still unclear, Bramshill believes it could ultimately level off above trend, potentially ushering in a stagflationary environment of slowing growth and relatively high inflation.

Thank you for investing in the LoCorr Funds

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Barclays 1-5 Year Government Credit Index-The Barclays U.S. Government/Credit 1-5 Year Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. MSCI EAFE Index was designed to measure the equity market performance of developed markets outside of the U.S. & Canada. VIX - Chicago Board Options Exchange (CBOE), the Volatility Index, or VIX, is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors’ sentiments. It is also known by other names like “Fear Gauge” or “Fear Index.” Investors, research analysts and portfolio managers look to VIX values as a way to measure market risk, fear and stress before they take investment decisions. ICE BofAML 3-M T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Morningstar Managed Futures Category is an average monthly return of all funds in the Morningstar Managed Futures Category. These funds typically take long and short positions in futures options, swaps, and foreign exchange contracts, both listed and over the counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities. TOPIX Index (Tokyo Stock Price Index) is an important stock market index for the Tokyo Stock Exchange (TSE) in Japan, tracking all domestic companies of the exchange’s First Section. Dow Jones EURO STOXX 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations. Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes. The index was originally launched in 1998 as the Dow Jones-AIG Commodity Index and renamed to Dow Jones-UBS Commodity Index in 2009, when UBS acquired the index from AIG. SG Trend Index is a subset of the SG CTA Index, and follows traders of trend following methodologies. The SG CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Morningstar Long/Short Equity Category is an average monthly return of all funds in the Morningstar Long-Short Equity Category. The category contains a universe of funds with similar investment objectives and investment style, as defined by Morningstar. Performance of the indices and Morningstar Category Average is generated on the first business day of the month. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-back issues rated investment grade or higher. West Texas Intermediate is a crude oil that serves as one of the main global oil benchmarks. It is sourced primarily from Texas and is one of the highest quality oils in the world, which is easy to refine. WTI is the underlying commodity for the NYMEX’s oil futures contract. One cannot invest directly in an index.

Please refer to the Schedule of Investments in this report for full holdings information. Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Basis Points (bps) - A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. Beta measures the sensitivity of a stock’s return relative to the return of a selected market index. When beta is greater than one, it means a stock will rise or fall more than the market. Cash Flows refers to a company’s free cash flow which is a measure of how much cash a business generates after capital expenditures Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds. Calendar spread is an options or futures spread established by simultaneously entering a long and short position on the same underlying asset at the same strike price but with different delivery months. It is sometimes referred to as an inter-delivery, intra-market, time, or horizontal spread. Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Shareholder Letter	| 13

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not representative of the Funds’ future performance.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund are diversified funds. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

The LoCorr Funds are distributed by Quasar Distributors, LLC.

14 |	Fund Performance

LoCorr Macro Strategies Fund

Rate of Return — For the period ended June 30, 2021 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	10 Year	Since Inception
LoCorr Macro Strategies Fund - Class A (without maximum load)	3/22/11	4.45%	10.11%	2.81%	2.87%	2.32%
LoCorr Macro Strategies Fund - Class A (with maximum load)	3/22/11	-1.55%	3.80%	1.61%	2.27%	1.74%
LoCorr Macro Strategies Fund - Class C	3/24/11	3.07%	8.36%	2.07%	2.11%	1.57%
LoCorr Macro Strategies Fund - Class I	3/24/11	4.61%	10.45%	3.09%	3.13%	2.59%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.02%	0.09%	1.17%	0.63%	0.62%
Barclay CTA Index		4.53%	9.46%	1.93%	1.31%	1.01%

$100,000 investment in the

LoCorr Macro Strategies Fund – Class I

For the period ended June 30, 2021 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.18%, 2.93% and 1.93% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended June 30, 2021 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	12/31/11	8.59%	7.06%	4.80%	4.45%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	12/31/11	2.38%	0.89%	3.56%	3.80%
LoCorr Long/Short Commodities Strategy Fund - Class C	12/31/11	7.24%	5.31%	4.05%	3.64%
LoCorr Long/Short Commodities Strategy Fund - Class I	12/31/11	8.69%	7.33%	5.10%	4.70%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.02%	0.09%	1.17%	0.66%
HFRI Macro Commodity Index*		13.93%	16.84%	4.33%	2.01%

$100,000 investment in the

LoCorr Long/Short Commodities Strategy Fund – Class I

For the period ended June 30, 2021 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.57%, 3.32% and 2.32% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The HFRI Macro Commodity Index employs an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across commodity assets classes, frequently with related ancillary exposure in commodity sensitive equities or other derivative instruments.

* Prior to May 3, 2021, the LLSCS Fund utilized the Morningstar Long/Short Commodity Index as a primary benchmark. The Index was discontinued as of May 3, 2021 and replaced by the HFRI Macro Commodity Index. The Morningstar Long/Short Commodity Index was a fully collateralized commodity futures index that used the momentum rule to determine if each commodity is held long, short, or flat.

One cannot invest directly in an index.

Fund Performance	| 15

LoCorr Market Trend Fund

Rate of Return — For the period ended June 30, 2021 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Market Trend Fund - Class A (without maximum load)	6/30/14	5.65%	18.52%	0.51%	4.07%
LoCorr Market Trend Fund - Class A (with maximum load)	6/30/14	-0.40%	11.66%	-0.67%	3.20%
LoCorr Market Trend Fund - Class C	6/30/14	4.22%	16.61%	-0.24%	3.29%
LoCorr Market Trend Fund - Class I	6/30/14	5.71%	18.83%	0.75%	4.33%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.02%	0.09%	1.17%	0.87%
Barclay CTA Index		4.53%	9.46%	1.93%	2.39%

$100,000 investment in the

LoCorr Market Trend Fund – Class I

For the period ended June 30, 2021 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.05%, 2.80% and 1.80% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Dynamic Equity Fund

Rate of Return — For the period ended June 30, 2021 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Dynamic Equity Fund - Class A (without maximum load)	5/10/13	11.88%	34.30%	6.82%	4.42%
LoCorr Dynamic Equity Fund - Class A (with maximum load)	5/10/13	5.43%	26.58%	5.57%	3.66%
LoCorr Dynamic Equity Fund - Class C	5/10/13	10.44%	32.26%	6.04%	3.63%
LoCorr Dynamic Equity Fund - Class I	5/10/13	11.96%	34.51%	7.10%	4.69%
S&P 500 Total Return Index		15.25%	40.79%	17.65%	14.88%
Morningstar Long/Short Equity Fund Index		9.04%	22.21%	6.70%	4.77%

$100,000 investment in the

LoCorr Dynamic Equity Fund – Class I

For the period ended June 30, 2021 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 4.53%, 5.28% and 4.28% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Equity Index category holds sizeable stakes in both long and short positions in equities and related derivative. At least 75% of the assets are in equity securities or derivatives.

One cannot invest directly in an index.

16 |	Fund Performance

LoCorr Spectrum Income Fund

Rate of Return — For the period ended June 30, 2021 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Spectrum Income Fund - Class A (without maximum load)	12/31/13	22.42%	57.42%	6.52%	3.03%
LoCorr Spectrum Income Fund - Class A (with maximum load)	12/31/13	15.30%	48.49%	5.26%	2.22%
LoCorr Spectrum Income Fund - Class C	12/31/13	21.12%	54.94%	5.72%	2.25%
LoCorr Spectrum Income Fund - Class I	12/31/13	22.48%	57.56%	6.78%	3.29%
Bloomberg Barclay U.S. Aggregate Bond Index		-1.60%	-0.33%	3.03%	3.59%
Morningstar Allocation – 70% to 85% Equity		11.34%	32.58%	10.98%	7.94%

$100,000 investment in the

LoCorr Spectrum Income Fund – Class I

For the period ended June 30, 2021 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 3.57%, 4.32% and 3.32% for Class A, Class C and Class I shares, respectively.

The Bloomberg Barclay U.S. Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States.

The Morningstar Allocation – 70% to 85% Equity portfolios seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds and cash. These portfolios are dominated by domestic holdings and have equity expenses between 70% and 85%.

One cannot invest directly in an index.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments	| 17

LoCorr Macro Strategies Fund

Composition of Consolidated Investment Portfolio1

June 30,2021 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 9.44%
321 Henderson Receivables I LLC
Series 2006-1A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	03/15/2041	0.27%	$325,587	$322,965
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	0.27%	305,219	303,792
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	0.42%	70,381	69,343
American Express Credit Account Master Trust, 2019-1 A	10/15/2024	2.87%	2,390,000	2,435,204
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	737,935	784,515
AmeriCredit Automobile Receivables Trust
Series 2020-3 A-3	06/18/2025	0.53%	5,420,000	5,438,037
Series 2021-2 A3	12/18/2026	0.34%	5,010,000	5,020,339
AMSR Trust, 2020-SFR1 A (a)	04/17/2037	1.82%	499,521	506,261
Angel Oak Mortgage Trust LLC, 2020-5 A3 (a)(d)	05/25/2065	2.04%	378,535	381,132
Bank of America Credit Card Trust, 2021-A1 A1	09/15/2026	0.44%	2,120,000	2,114,448
Carmax Auto Owner Trust
Series 2019-1 A3	03/15/2024	3.05%	1,489,389	1,512,223
Series 2020-1 A3	12/16/2024	1.89%	4,150,000	4,225,615
Carvana Auto Receivables Trust, 2021-P2 A3	03/10/2026	0.49%	6,120,000	6,110,480
Chase Issuance Trust, 2020-A1 A1	01/15/2025	1.53%	3,850,000	3,925,008
Citibank Credit Card Issuance Trust, 2018-A3 A3	05/23/2025	3.29%	3,500,000	3,698,774
Corevest American Finance Trust, 2020-1 A1 (a)	03/17/2050	1.83%	430,935	437,887
DB Master Finance LLC, 2019-1A A2I (a)	05/20/2049	3.79%	1,979,738	2,005,415
Diamond Resorts Owner Trust
Series 2018-1 A (a)	01/21/2031	3.70%	1,065,901	1,110,335
Series 2021-1A A (a)	11/20/2033	1.51%	2,661,907	2,672,357
Discover Card Execution Note Trust, 2018-A2 A2 (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	0.40%	2,775,000	2,788,276
Entergy New Orleans Storm Recovery Funding LLC, 2015-1 A	06/01/2027	2.67%	682,054	693,953
Ford Credit Auto Lease Trust, 2019-B A3	10/15/2022	2.22%	1,057,531	1,060,915
Ford Credit Auto Owner Trust, 2018-2 A (a)	01/15/2030	3.47%	1,400,000	1,486,270
GM Financial Consumer Automobile Receivables Trust
Series 2020-2 A2B (1 Month LIBOR USD + 1.050%) (c)	03/16/2023	1.12%	319,200	319,630
Series 2020-1 A3	09/16/2024	1.84%	1,680,000	1,698,859
Series 2021-1 A-3	10/16/2025	0.35%	3,640,000	3,641,724
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	2,141,866	2,202,498

The accompanying notes are an integral part of these consolidated financial statements.

18 |	LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust
Series 2019-1 A3	03/20/2023	2.83%	$2,585,037	$2,616,042
Series 2020-3 A3	10/18/2024	0.37%	6,550,000	6,558,423
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	5,520,000	5,523,673
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	0.93%	1,436,768	1,438,027
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	0.97%	2,386,641	2,392,145
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.08%	2,750,365	2,754,413
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	1.18%	908,535	910,967
Series 2018-SFR4 D (1 Month LIBOR USD + 1.650%) (a)(c)	01/19/2038	1.73%	2,272,564	2,276,814
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	0.92%	528,386	523,375
MVW Owner Trust
Series 2019-1A A (a)	11/20/2036	2.89%	952,057	978,516
Series 2019-2A A (a)	10/20/2038	2.22%	1,389,709	1,414,781
Series 2021-1WA A (a)	01/20/2041	1.14%	3,478,716	3,477,083
Navient Student Loan Trust, 2021-A A (a)	05/15/2069	0.84%	3,723,590	3,717,101
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	3,150,000	3,165,017
Series 2020-G A (a)	02/17/2026	0.97%	2,288,000	2,303,768
Series 2021-B A (a)	08/17/2026	0.77%	3,550,000	3,530,896
Progress Residential Trust, 2019-SFR4 B (a)	11/17/2036	2.94%	1,300,000	1,323,859
Santander Drive Auto Receivables Trust, 2020-4 A-3	07/15/2024	0.48%	4,640,000	4,647,687
Sierra Receivables Funding LLC, 2018-3A A (a)	09/20/2035	3.69%	1,045,743	1,091,899
SoFi Professional Loan Program LLC
Series 2016-C A2B (a)	12/27/2032	2.36%	445,782	449,987
Series 2016-D A2B (a)	04/25/2033	2.34%	545,881	555,241
Series 2016-A A2 (a)	12/26/2036	2.76%	1,075,628	1,087,160
Synchrony Card Issuance Trust, 2018-A1 A	09/15/2024	3.38%	2,935,000	2,954,081
Tesla Auto Lease Trust
Series 2020-A A2 (a)	05/20/2023	0.55%	1,997,856	2,000,712
Series 2021-A B (a)	03/20/2025	1.02%	2,900,000	2,914,336
Toyota Auto Receivables Owner Trust, 2020-B A2	12/15/2022	1.38%	1,990,542	1,995,147
Tricon American Homes Trust
Series 2017-SFR1 A (a)	09/19/2034	2.72%	2,780,602	2,789,631
Series 2017-SFR2 A (a)	01/18/2036	2.93%	493,562	504,542
Series 2017-SFR2 B (a)	01/18/2036	3.28%	650,000	664,776
Verizon Owner Trust
Series 2018-A A1A	04/20/2023	3.23%	1,650,181	1,661,538
Series 2019-B A1A	12/20/2023	2.33%	2,597,000	2,625,543
Series 2019-C A1A	04/20/2024	1.94%	705,000	714,958
Series 2020-A A1A	07/20/2024	1.85%	6,765,000	6,881,442
TOTAL ASSET BACKED SECURITIES (Cost $134,290,649)				135,409,835

CORPORATE BONDS: 24.18%
Agriculture: 0.37%
BAT Capital Corp.	08/15/2024	3.22%	1,125,000	1,195,020
BAT International Finance PLC (b)	03/25/2026	1.67%	4,085,000	4,084,488
				5,279,508
Auto Manufacturers: 0.50%
Daimler Finance North America LLC (a)	03/01/2024	0.75%	1,275,000	1,277,882
General Motors Financial Co., Inc.	06/20/2025	2.75%	3,845,000	4,049,796
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	1,800,000	1,789,642
				7,117,320
Banks: 13.08%
Banco Santander SA (b)	02/23/2023	3.13%	2,800,000	2,916,432
Banco Santander SA (b)	05/28/2025	2.75%	1,015,000	1,069,987
Bank of America Corp.	10/21/2022	2.50%	3,680,000	3,704,582
Bank of America Corp.	01/11/2023	3.30%	4,240,000	4,424,685
Bank of America Corp. (3 Month LIBOR USD + 0.930%) (c)	07/21/2023	2.82%	2,150,000	2,203,341
Bank of America Corp. (SOFR + 0.740%) (c)	10/24/2024	0.81%	3,765,000	3,780,161
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	7,740,000	7,765,377

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)	| 19

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	$6,095,000	$6,110,590
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	3,925,000	3,888,958
Bank of Montreal (b)	03/26/2022	2.90%	1,770,000	1,804,889
Bank of New York Mellon Corp.	10/24/2024	2.10%	1,200,000	1,259,202
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	3,025,000	3,036,717
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	3,640,000	3,830,126
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (c)	01/24/2023	3.14%	5,735,000	5,821,609
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	4,140,000	4,409,680
Citigroup, Inc. (SOFR + 0.686%) (c)	10/30/2024	0.78%	2,490,000	2,495,873
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	5,030,000	5,043,969
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	1,610,000	1,587,880
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	2,130,000	2,229,603
Credit Suisse AG (b)	05/05/2023	1.00%	2,610,000	2,637,875
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(c)	01/12/2023	5.00%	2,895,000	2,958,268
Deutsche Bank NY (b)	05/28/2024	0.90%	1,670,000	1,663,255
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	2,935,000	2,931,202
Goldman Sachs Group, Inc.	01/22/2023	3.63%	3,685,000	3,868,197
Goldman Sachs Group, Inc.	02/23/2023	3.20%	4,935,000	5,148,096
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	20,205,000	20,239,108
Goldman Sachs Group, Inc.	04/01/2025	3.50%	1,925,000	2,089,122
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	2,000,000	2,033,509
HSBC Holdings PLC (SOFR + 0.708%) (b)(c)	05/24/2025	0.98%	670,000	669,488
HSBC Holdings PLC (SOFR + 1.538%) (b)(c)	04/18/2026	1.65%	750,000	760,324
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	4,900,000	5,040,487
ING Groep NV (b)	04/09/2024	3.55%	3,095,000	3,334,058
JP Morgan Chase & Co.	01/25/2023	3.20%	5,845,000	6,104,893
JP Morgan Chase & Co. (SOFR + 0.600%) (c)	09/16/2024	0.65%	450,000	450,204
JP Morgan Chase & Co. (SOFR + 0.420%) (c)	02/16/2025	0.56%	1,650,000	1,641,106
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	2,575,000	2,570,262
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	2,000,000	1,975,495
JP Morgan Chase & Co. (SOFR + 0.695%) (c)	02/04/2027	1.04%	2,120,000	2,086,047
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	3,025,000	3,040,618
Morgan Stanley	11/01/2022	4.88%	1,900,000	2,007,227
Morgan Stanley	01/23/2023	3.13%	4,775,000	4,978,032
Morgan Stanley (SOFR + 0.455%) (c)	01/25/2024	0.53%	4,700,000	4,698,122
Morgan Stanley (SOFR + 0.616%) (c)	04/05/2024	0.73%	5,590,000	5,601,233
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	2,000,000	1,992,040
National Bank of Canada (a)(b)	10/07/2022	2.15%	1,600,000	1,635,343
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	3,345,000	3,461,072
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	650,000	646,879
Royal Bank of Canada (b)	11/01/2024	2.25%	1,855,000	1,943,335
Standard Chartered PLC (3 Month LIBOR USD + 1.080%) (a)(b)(c)	03/15/2024	3.89%	1,450,000	1,524,415
State Street Corp. (SOFR + 2.690%) (c)	03/30/2023	2.83%	2,010,000	2,047,489
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	1,860,000	1,868,966
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	2,500,000	2,491,086
Truist Financial Corp.	08/05/2025	1.20%	2,565,000	2,594,126
UBS AG/London (a)(b)	04/21/2022	1.75%	1,750,000	1,769,555
UBS AG/London (a)(b)	06/01/2023	0.38%	2,410,000	2,407,229
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	600,000	604,248
Wells Fargo & Co.	02/13/2023	3.45%	4,195,000	4,397,534
Wells Fargo & Co. (SOFR + 1.600%) (c)	06/02/2024	1.65%	2,375,000	2,425,526
				187,718,732
Biotechnology: 0.36%
Gilead Sciences, Inc.	09/29/2023	0.75%	1,650,000	1,651,160
Royalty Pharma PLC (a)(b)	09/02/2023	0.75%	3,525,000	3,534,904
				5,186,064
Chemicals: 0.13%
DuPont de Nemours, Inc.	11/15/2023	4.21%	1,765,000	1,912,276

Diversified Financial Services: 1.86%
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	4,045,000	4,288,143

The accompanying notes are an integral part of these consolidated financial statements.

20 |	LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	$1,790,000	$1,768,674
Air Lease Corp.	07/03/2023	3.88%	1,855,000	1,967,723
Air Lease Corp.	02/01/2024	4.25%	925,000	1,003,168
American Express Co.	05/20/2022	2.75%	505,000	514,951
American Express Co.	07/30/2024	2.50%	2,000,000	2,108,106
Capital One Bank	02/15/2023	3.38%	1,700,000	1,778,983
CDP Financial, Inc. (a)(b)	03/07/2022	2.75%	2,190,000	2,227,643
GE Capital International Funding Co Unlimited Co. (b)	11/15/2025	3.37%	8,205,000	8,956,226
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	1,930,000	2,032,353
				26,645,970
Electric: 0.64%
Eversource Energy	08/15/2025	0.80%	350,000	346,289
Exelon Generation Co. LLC	03/15/2022	3.40%	620,000	631,072
Exelon Generation Co. LLC	06/01/2025	3.25%	810,000	873,670
Nextera Energy Capital Holdings, Inc.	04/01/2022	2.90%	3,100,000	3,161,830
Southern California Edison Co.	04/01/2024	1.10%	3,415,000	3,438,976
Southern California Edison Co.	02/01/2026	1.20%	700,000	695,044
				9,146,881
Healthcare - Services: 0.20%
UnitedHealth Group, Inc.	05/15/2024	0.55%	2,920,000	2,916,683

Insurance: 1.36%
American International Group, Inc.	06/30/2025	2.50%	665,000	701,993
Aon Corp.	11/15/2022	2.20%	1,660,000	1,700,538
Equitable Financial Life Global (a)	07/07/2025	1.40%	2,435,000	2,456,387
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	3,170,000	3,158,988
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	3,155,000	3,150,637
Principal Life Global Funding II (a)	04/12/2024	0.75%	3,340,000	3,342,151
Protective Life Global Funding	07/05/2024	0.78%	3,085,000	3,086,669
Voya Financial, Inc.	07/15/2024	3.13%	1,765,000	1,878,410
				19,475,773
Media: 0.37%
Comcast Corp.	04/15/2024	3.70%	4,830,000	5,237,849

Miscellaneous Manufacturing: 0.11%
Parker-Hannifin Corp.	06/14/2024	2.70%	1,540,000	1,622,745

Oil & Gas: 1.08%
Atmos Energy Corp. (3 Month LIBOR USD + 0.380%) (c)	03/09/2023	0.50%	1,035,000	1,035,137
Diamondback Energy, Inc.	12/01/2024	2.88%	1,865,000	1,969,813
ONE Gas, Inc.	03/11/2024	1.10%	7,950,000	7,955,526
Phillips 66	02/15/2024	0.90%	2,280,000	2,283,018
Saudi Arabian Oil Co. (a)(b)	04/16/2022	2.75%	2,150,000	2,188,356
				15,431,850
Packaging & Containers: 0.12%
Berry Global, Inc. (a)	02/15/2024	0.95%	1,655,000	1,656,440

Pharmaceuticals: 1.36%
AbbVie, Inc.	11/06/2022	2.90%	1,015,000	1,048,400
AbbVie, Inc.	11/21/2022	2.30%	1,805,000	1,852,344
AbbVie, Inc.	11/21/2024	2.60%	6,205,000	6,543,592
Astrazeneca Finance LLC	05/28/2024	0.70%	4,025,000	4,020,854
Bristol-Myers Squibb Co.	11/13/2023	0.54%	1,855,000	1,857,104
CVS Health Corp.	08/12/2024	3.38%	3,880,000	4,170,991
				19,493,285
Pipelines: 0.32%
Energy Transfer Operating LP	05/15/2025	2.90%	790,000	831,357
MPLX LP	03/01/2026	1.75%	2,935,000	2,967,894
ONEOK, Inc.	09/01/2024	2.75%	775,000	816,203
				4,615,454

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)	| 21

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts: 0.66%
American Tower Corp.	09/15/2025	1.30%	$4,860,000	$4,872,764
Camden Property Trust	12/15/2022	2.95%	1,457,000	1,498,673
Crown Castle International Corp.	07/15/2025	1.35%	1,760,000	1,772,633
Kilroy Realty LP	01/15/2023	3.80%	1,300,000	1,352,802
				9,496,872
Retail: 0.04%
7-Eleven, Inc. (a)	02/10/2024	0.80%	575,000	573,616

Software: 0.07%
Roper Technologies, Inc.	09/15/2024	2.35%	960,000	1,005,873

Telecommunications: 1.43%
NTT Finance Corp. (a)(b)	04/03/2026	1.16%	2,695,000	2,689,994
T-Mobile USA, Inc.	04/15/2025	3.50%	5,770,000	6,253,786
Verizon Communications, Inc.	11/01/2024	3.50%	3,085,000	3,337,846
Verizon Communications, Inc.	11/20/2025	0.85%	5,955,000	5,892,221
Verizon Communications, Inc.	03/20/2026	1.45%	2,290,000	2,312,585
				20,486,432
Transportation: 0.12%
Burlington Northern Santa Fe LLC	09/01/2024	3.40%	1,580,000	1,707,805
TOTAL CORPORATE BONDS (Cost $342,481,816)				346,727,428

MORTGAGE BACKED SECURITIES: 10.80%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	0.91%	2,450,000	2,440,121
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/15/2038	1.22%	3,150,000	3,150,938
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	1,915,000	1,930,473
Barclays Commercial Mortgage Securities LLC, 2015-VFM A1 (a)	03/12/2036	2.47%	1,161,212	1,183,988
BHP Trust, 2019-BXHP A (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	1.05%	2,366,383	2,367,125
BX Commercial Mortgage Trust
Series 2020-FOX A (1 Month LIBOR USD + 1.000%) (a)(c)	11/15/2032	1.07%	4,912,056	4,927,445
Series 2019-XL A (1 Month LIBOR USD + 0.920%) (a)(c)	10/15/2036	0.99%	2,715,797	2,719,344
Citigroup Commercial Mortgage Trust, 2019-PRM B (a)	05/10/2035	3.64%	2,100,000	2,228,516
Comm Mortgage Trust
Series 2015-3BP A (a)	02/12/2035	3.18%	1,030,000	1,099,160
Series 2013-CR6 A4	03/10/2046	3.10%	615,000	630,953
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	615,000	656,366
Series 2014-UBS2 AM	03/12/2047	4.20%	2,450,000	2,624,548
Series 2014-CR19 A5	08/12/2047	3.80%	1,380,133	1,494,083
Series 2014-LC17 A5	10/11/2047	3.92%	724,000	789,693
Series 2014-CR21 A3	12/10/2047	3.53%	1,667,519	1,775,371
Series 2015-CR27 AM	10/13/2048	3.98%	2,000,000	2,191,561
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	1.05%	3,500,000	3,509,355
Extended Stay America Trust, 2021-ESH A (1 Month LIBOR USD + 1.080%) (a)(c)	07/15/2038	1.16%	1,200,000	1,203,373
Fannie Mae Aces
Series 2017-M7 A1	02/25/2027	2.60%	3,104,092	3,251,087
Series 2019-M6 A1	08/25/2028	3.30%	5,450,981	5,932,495
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	2.69%	1,097,883	1,104,251
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.09%	1,155,726	1,164,470
Series 2017-C02 2ED4 (1 Month LIBOR USD + 0.850%) (c)	09/25/2029	0.94%	872,509	852,164
Series 2017-C02 2ED3 (1 Month LIBOR USD + 1.350%) (c)	09/25/2029	1.44%	1,067,760	1,074,679
Series 2017-C05 1M2 (1 Month LIBOR USD + 2.200%) (c)	01/25/2030	2.29%	1,822,633	1,851,688
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.54%	1,738,000	1,722,368
FHLMC Multifamily Structured Pass Through Certificates
Series K059 A1	09/25/2025	2.76%	1,728,831	1,830,563
Series KC06 A1	02/25/2026	2.17%	4,085,000	4,207,070
Freddie Mac STACR Trust
Series 2018-DNA2 M2A (1 Month LIBOR USD + 2.150%) (a)(c)	12/26/2030	2.24%	1,900,000	1,912,559
Series 2018-DNA3 M2A (1 Month LIBOR USD + 2.100%) (a)(c)	09/25/2048	2.19%	1,950,000	1,966,429

The accompanying notes are an integral part of these consolidated financial statements.

22 |	LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Series 2020-DNA2 M1 (1 Month LIBOR USD + 0.750%) (a)(c)	02/25/2050	0.84%	$15,527	$15,527
Series 2020-DNA4 M2AR (1 Month LIBOR USD + 1.500%) (a)(c)	08/25/2050	1.59%	907,960	908,786
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.29%	528,677	529,089
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	2.49%	2,000,000	2,036,896
Series 2019-HRP1 M2 (1 Month LIBOR USD + 1.400%) (a)(c)	02/25/2049	1.49%	947,596	953,694
Series 2020-HQA2 M1 (1 Month LIBOR USD + 1.100%) (a)(c)	03/25/2050	1.19%	32,695	32,705
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	1,254,109	1,272,009
Series 2016-SB22 A7F (d)	09/25/2023	1.98%	3,013,172	3,070,411
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	2,493,275	2,553,016
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	3,453,679	3,531,776
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	4,982,905	5,163,106
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	1,754,558	1,804,407
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	0.87%	3,850,000	3,854,581
GS Mortgage Securities Trust
Series 2017-SLP A (a)	10/12/2032	3.42%	3,000,000	3,079,534
Series 2019-600C A (a)	09/12/2034	2.94%	2,065,000	2,162,372
Series 2021-ROSS A (1 Month LIBOR USD + 1.150%) (a)(c)	06/16/2036	1.22%	5,000,000	5,001,705
Series 2013-GC16 B (d)	11/10/2046	5.16%	206,000	220,407
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	1,077,271
Series 2015-GC28 AS	02/12/2048	3.76%	1,985,000	2,128,445
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-BCON A (a)	01/07/2031	3.73%	3,630,000	3,764,427
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	0.87%	4,157,546	4,162,701
Series 2010-C2 A3 (a)	11/15/2043	4.07%	1,065,783	1,068,469
Series 2013-C15 A-S	11/17/2045	4.42%	3,325,000	3,561,361
Series 2013-C13 A4 (d)	01/18/2046	3.99%	513,180	543,041
Series 2014-C23 ASB	09/17/2047	3.66%	1,903,243	1,998,943
Series 2014-C22 AS	09/17/2047	4.11%	3,650,000	3,907,614
Series 2013-C10 AS	12/17/2047	3.37%	200,000	207,334
Series 2016-JP3 A-5	08/15/2049	2.87%	1,000,000	1,069,435
KKR Industrial Portfolio Trust, 2020-AIP D (1 Month LIBOR USD + 2.030%) (a)(c)	03/16/2037	2.10%	1,398,098	1,400,288
Ladder Capital Commercial Mortgage Trust, 2013-GCP A1 (a)	02/15/2036	3.57%	2,277,098	2,434,215
Merit, 2020-HILL A (1 Month LIBOR USD + 1.150%) (a)(c)	08/17/2037	1.22%	6,300,000	6,321,728
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	0.77%	2,785,000	2,785,877
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.92%	1,000,000	1,028,881
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	524,583	554,010
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	527,833	559,798
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	1,093,904	1,155,053
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	1,484,931	1,579,613
Series 2017-2A A3 (a)(d)	03/25/2057	4.00%	1,607,501	1,716,524
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	0.74%	1,021,355	1,022,144
Sequoia Mortgage Trust
Series 2017-1 A4 (a)(d)	02/25/2047	3.50%	291,987	292,446
Series 2019-5 A4 (a)(d)	12/25/2049	3.50%	231,791	232,523
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	365,067	366,347
Series 2020-2 A4 (a)(d)	03/25/2050	3.50%	569,900	574,456
UBS Commercial Mortgage Trust, 2012-C1 A3	05/12/2045	3.40%	881,152	888,417
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 B (a)(d)	03/12/2046	3.65%	265,000	269,181
Series 2013-C6 B (a)(d)	04/12/2046	3.88%	700,000	707,474
Verus Securitization Trust
Series 2020-1 A1 (a)(d)	01/25/2060	2.42%	2,055,442	2,082,091
Series 2020-1 A3 (a)(d)	01/25/2060	2.72%	1,804,621	1,825,375
Wells Fargo Commercial Mortgage Trust, 2012-LC5 AS	10/17/2045	3.54%	650,000	669,122
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	650,000	674,904
Series 2013-C14 A5	06/15/2046	3.34%	727,218	761,703

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)	| 23

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Series 2014-C24 A5	11/18/2047	3.61%	$1,000,000	$1,076,935
Series 2014-C22 AS (d)	09/17/2057	4.07%	350,000	378,565
TOTAL MORTGAGE BACKED SECURITIES (Cost $152,693,897)				154,828,968

MUNICIPAL BONDS: 0.48%
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	1,350,000	1,405,949
Nebraska Public Power District	01/01/2024	2.22%	1,700,000	1,769,428
Pennsylvania State University	09/01/2023	1.35%	2,945,000	2,997,553
Water Works Board of the City of Birmingham	01/01/2024	2.20%	695,000	722,421
TOTAL MUNICIPAL BONDS (Cost $6,693,176)				6,895,351

U.S. GOVERNMENT AGENCY ISSUES: 9.62%
Federal Farm Credit Banks	05/10/2023	0.13%	19,410,000	19,373,469
Federal Farm Credit Banks	06/26/2023	1.77%	5,135,000	5,286,685
Federal Farm Credit Banks	07/17/2023	2.88%	10,985,000	11,563,460
Federal Home Loan Banks	06/10/2022	2.13%	14,115,000	14,384,819
Federal Home Loan Banks	06/10/2022	2.75%	6,015,000	6,164,181
Federal Home Loan Banks	06/09/2023	3.25%	15,200,000	16,078,592
Federal Home Loan Banks	09/08/2023	3.38%	9,000,000	9,592,106
Federal Home Loan Banks	04/14/2025	0.50%	9,350,000	9,298,088
Federal Home Loan Mortgage Corp.	05/19/2023	0.25%	7,210,000	7,208,598
Federal Home Loan Mortgage Corp.	07/20/2023	0.41%	6,725,000	6,726,079
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	2,000,000	1,998,021
Federal Home Loan Mortgage Corp.	02/12/2025	1.50%	11,395,000	11,760,532
Federal National Mortgage Association	04/12/2022	2.25%	3,500,000	3,558,174
Federal National Mortgage Association	09/06/2022	1.38%	5,855,000	5,939,181
Federal National Mortgage Association	07/10/2023	0.25%	9,000,000	8,998,977
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $135,335,048)				137,930,962

U.S. GOVERNMENT NOTES: 33.93%
United States Treasury Note	03/31/2022	1.88%	955,000	967,758
United States Treasury Note	05/15/2022	1.75%	53,910,000	54,689,168
United States Treasury Note	07/15/2022	1.75%	10,935,000	11,121,237
United States Treasury Note	08/15/2022	1.50%	15,135,000	15,370,893
United States Treasury Note	09/15/2022	1.50%	6,785,000	6,896,846
United States Treasury Note	10/15/2022	1.38%	18,295,000	18,585,147
United States Treasury Note	10/31/2022	2.00%	5,210,000	5,338,215
United States Treasury Note	11/30/2022	0.13%	46,625,000	46,594,038
United States Treasury Note	03/31/2023	0.13%	139,430,000	139,206,694
United States Treasury Note	03/31/2023	1.50%	50,175,000	51,294,138
United States Treasury Note	09/30/2023	2.88%	36,730,000	38,850,584
United States Treasury Note	12/31/2023	2.63%	10,545,000	11,141,452
United States Treasury Note	02/15/2024	2.75%	5,000,000	5,309,766
United States Treasury Note	02/29/2024	2.38%	2,265,000	2,384,355
United States Treasury Note	03/31/2024	2.13%	4,320,000	4,522,669
United States Treasury Note	04/30/2024	2.00%	11,530,000	12,042,995
United States Treasury Note	05/15/2024	0.25%	12,530,000	12,462,455
United States Treasury Note	06/15/2024	0.25%	12,645,000	12,568,932
United States Treasury Note	06/30/2024	1.75%	1,885,000	1,957,749
United States Treasury Note	09/30/2024	1.50%	16,795,000	17,329,685
United States Treasury Note	11/15/2024	2.25%	12,000,000	12,686,719
United States Treasury Note	01/31/2025	1.38%	3,260,000	3,350,032
United States Treasury Note	02/15/2025	7.63%	1,500,000	1,879,629
TOTAL U.S. GOVERNMENT NOTES (Cost $483,594,838)				486,551,156

SHORT TERM INVESTMENT: 3.61%
MONEY MARKET FUND: 3.61%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (e)(f)			51,766,425	51,766,425
TOTAL MONEY MARKET FUND (Cost $51,766,425)				51,766,425

The accompanying notes are an integral part of these consolidated financial statements.

24 |	LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

Value
SHORT TERM INVESTMENT (continued)
TOTAL SHORT TERM INVESTMENT (Cost $51,766,425)	$51,766,425

TOTAL INVESTMENTS (Cost $1,306,855,849): 92.06%	1,320,110,125
Other Assets in Excess of Liabilities: 7.94% (g)	113,861,929
TOTAL NET ASSETS: 100.00%	$1,433,972,054

(a)	Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2021, the value of these securities total $196,853,579 which represents 13.73% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2021.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2021.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2021.
(f)	All or a portion of this security is held by LCMFS Fund Limited and pledged as collateral for derivative contracts. At June 30, 2021, the value of this collateral totals $12,231.
(g)	Includes assets and deposits with broker pledged as collateral for derivative contracts. At June 30, 2021, the value of these assets totals $100,048,331.

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts	| 25

LoCorr Macro Strategies Fund

Consolidated Schedule of Open Forward Currency Contracts

June 30, 2021 (Unaudited)

			Currency to be Received		Currency to be Delivered
				U.S. $ Notional		U.S. $ Notional
Notional	Counter-	Forward	Curr	Amount at	Curr	Amount on	Unrealized	Unrealized
Amount	party	Settlement Date	Abbr.	June 30, 2021	Abbr.	Origination Date	Appreciation	(Depreciation)
	See key for abbreviation
Purchase Contracts:
$244,352,338	DB	07/21/2021	AUD	$239,710,018	USD	$244,352,338	$—	$(4,642,320)
1,565,220	BAML	09/17/2021	AUD	1,513,919	USD	1,565,220	—	(51,301)
7,627,353	DB	07/21/2021	BRL	7,768,847	USD	7,627,353	141,494	—
158,834,643	DB	07/21/2021	CAD	157,016,741	USD	158,834,643	—	(1,817,902)
61,887,033	BAML	09/17/2021	CAD	60,399,076	USD	61,887,033	—	(1,487,957)
243,509,859	DB	07/21/2021	CHF	238,137,229	USD	243,509,859	—	(5,372,630)
8,548,194	BAML	09/17/2021	CHF	8,273,945	USD	8,548,194	—	(274,249)
9,229,278	DB	07/21/2021	CLP	9,116,947	USD	9,229,278	—	(112,331)
33,016,057	DB	07/21/2021	EUR	32,361,752	NOK	33,016,057	—	(654,305)
474,299	DB	08/18/2021	EUR	474,787	NOK	474,299	488	—
6,098,350	DB	07/21/2021	EUR	5,990,720	PLN	6,098,350	—	(107,630)
58,869,846	DB	07/21/2021	EUR	57,843,073	SEK	58,869,846	—	(1,026,773)
3,271,515	DB	08/18/2021	EUR	3,264,158	SEK	3,271,515	—	(7,357)
243,214,724	DB	07/21/2021	EUR	239,059,392	USD	243,214,724	—	(4,155,332)
34,028,896	BAML	09/17/2021	EUR	33,112,798	USD	34,028,896	—	(916,098)
207,800,196	DB	07/21/2021	GBP	204,713,313	USD	207,800,196	—	(3,086,883)
74,738,365	BAML	09/17/2021	GBP	73,162,127	USD	74,738,365	—	(1,576,238)
14,318,572	DB	07/21/2021	ILS	14,271,658	USD	14,318,572	—	(46,914)
6,246,348	DB	07/22/2021	INR	6,186,789	USD	6,246,348	—	(59,559)
122,767,838	DB	07/21/2021	JPY	121,782,026	USD	122,767,838	—	(985,812)
45,132,017	BAML	09/17/2021	JPY	44,839,237	USD	45,132,017	—	(292,780)
5,545,892	DB	07/21/2021	KRW	5,523,419	USD	5,545,892	—	(22,473)
84,828,617	DB	07/21/2021	MXN	85,223,581	USD	84,828,617	394,964	—
30,249,279	BAML	09/17/2021	MXN	30,035,999	USD	30,249,279	—	(213,280)
32,867,538	DB	07/21/2021	NOK	32,139,966	EUR	32,867,538	—	(727,572)
2,785,138	DB	08/18/2021	NOK	2,772,162	EUR	2,785,138	—	(12,976)
46,042,362	DB	07/21/2021	NOK	45,202,702	USD	46,042,362	—	(839,660)
3,045,768	DB	08/18/2021	NOK	3,037,860	USD	3,045,768	—	(7,908)
146,932,213	DB	07/21/2021	NZD	144,274,578	USD	146,932,213	—	(2,657,635)
7,123,310	BAML	09/17/2021	NZD	6,912,759	USD	7,123,310	—	(210,551)
10,254,877	DB	07/21/2021	PLN	10,093,487	EUR	10,254,877	—	(161,390)
31,011,919	DB	07/21/2021	PLN	30,504,419	USD	31,011,919	—	(507,500)
26,334,394	DB	07/21/2021	RUB	26,518,751	USD	26,334,394	184,357	—
58,742,106	DB	07/21/2021	SEK	57,685,477	EUR	58,742,106	—	(1,056,629)
820,632	DB	08/18/2021	SEK	818,646	EUR	820,632	—	(1,986)
106,706,694	DB	07/21/2021	SEK	104,675,257	USD	106,706,694	—	(2,031,437)
27,977,892	DB	07/21/2021	SGD	27,745,966	USD	27,977,892	—	(231,926)
46,975,387	DB	07/21/2021	ZAR	45,538,331	USD	46,975,387	—	(1,437,056)
6,624,485	DB	08/18/2021	ZAR	6,631,024	USD	6,624,485	6,539	—
Total Purchase Contracts				2,224,332,936		2,260,399,444	727,842	(36,794,350)

Sale Contracts:
$211,500,649	DB	07/21/2021	USD	$208,868,729	AUD	$211,500,649	$2,631,920	$—
7,963,956	BAML	09/17/2021	USD	7,726,392	AUD	7,963,956	237,564	—
3,673,818	DB	07/21/2021	USD	3,747,020	BRL	3,673,818	—	(73,202)
114,188,520	DB	07/21/2021	USD	112,414,112	CAD	114,188,520	1,774,408	—
20,188,560	BAML	09/17/2021	USD	19,761,412	CAD	20,188,560	427,148	—
242,753,384	DB	07/21/2021	USD	238,137,229	CHF	242,753,384	4,616,155	—
8,718,414	DB	08/18/2021	USD	8,722,683	CHF	8,718,414	—	(4,269)
25,543,473	BAML	09/17/2021	USD	25,378,559	CHF	25,543,473	164,914	—
9,097,673	DB	07/21/2021	USD	9,082,924	CLP	9,097,673	14,749	—
32,867,537	DB	07/21/2021	NOK	32,361,752	EUR	32,867,537	505,785	—
2,785,138	DB	08/18/2021	NOK	2,777,501	EUR	2,785,138	7,637	—
10,254,877	DB	07/21/2021	PLN	10,130,842	EUR	10,254,877	124,035	—
58,742,106	DB	07/21/2021	SEK	57,843,073	EUR	58,742,106	899,033	—
820,632	DB	08/18/2021	SEK	819,007	EUR	820,632	1,625	—

The accompanying notes are an integral part of these consolidated financial statements.

26 |	LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts (continued)

			Currency to be Received		Currency to be Delivered
				U.S. $ Notional		U.S. $ Notional
Notional	Counter-	Forward	Curr	Amount at	Curr	Amount on	Unrealized	Unrealized
Amount	party	Settlement Date	Abbr.	June 30, 2021	Abbr.	Origination Date	Appreciation	(Depreciation)
	See key for
	abbreviation
$241,710,589	DB	07/21/2021	USD	$239,877,927	EUR	$241,710,589	$1,832,662	$—
23,898,294	BAML	09/17/2021	USD	23,705,955	EUR	23,898,294	192,339	—
206,118,067	DB	07/21/2021	USD	204,713,313	GBP	206,118,067	1,404,754	—
12,325,818	DB	08/18/2021	USD	12,354,341	GBP	12,325,818	—	(28,523)
28,472,211	BAML	09/17/2021	USD	28,247,941	GBP	28,472,211	224,270	—
10,309,232	DB	07/21/2021	USD	10,298,787	ILS	10,309,232	10,445	—
7,710,785	DB	07/22/2021	USD	7,628,995	INR	7,710,785	81,790	—
148,256,733	DB	07/21/2021	USD	147,350,220	JPY	148,256,733	906,513	—
142,794,007	BAML	09/17/2021	USD	140,958,785	JPY	142,794,007	1,835,222	—
5,724,826	DB	07/21/2021	USD	5,710,759	KRW	5,724,826	14,067	—
66,569,444	DB	07/21/2021	USD	67,563,063	MXN	66,569,444	—	(993,619)
252,246	BAML	09/17/2021	USD	260,584	MXN	252,246	—	(8,338)
33,016,057	DB	07/21/2021	EUR	32,203,236	NOK	33,016,057	812,821	—
474,299	DB	08/18/2021	EUR	473,555	NOK	474,299	744	—
46,145,535	DB	07/21/2021	USD	45,202,702	NOK	46,145,535	942,833	—
3,489,801	DB	08/18/2021	USD	3,453,751	NOK	3,489,801	36,050	—
113,254,517	DB	07/21/2021	USD	112,764,971	NZD	113,254,517	489,546	—
7,191,795	BAML	09/17/2021	USD	7,032,258	NZD	7,191,795	159,537	—
6,098,349	DB	07/21/2021	EUR	5,984,633	PLN	6,098,349	113,716	—
23,253,365	DB	07/21/2021	USD	23,149,785	PLN	23,253,365	103,580	—
16,707,243	DB	07/21/2021	USD	16,547,551	RUB	16,707,243	159,692	—
58,869,846	DB	07/21/2021	EUR	57,748,433	SEK	58,869,846	1,121,413	—
3,271,515	DB	08/18/2021	EUR	3,259,307	SEK	3,271,515	12,208	—
87,637,761	DB	07/21/2021	USD	86,495,814	SEK	87,637,761	1,141,947	—
23,136,675	DB	07/21/2021	USD	23,060,906	SGD	23,136,675	75,769	—
46,571,037	DB	07/21/2021	USD	45,538,331	ZAR	46,571,037	1,032,706	—
3,657,640	DB	08/18/2021	USD	3,640,139	ZAR	3,657,640	17,501	—
Total Sale Contracts				2,092,997,277		2,116,016,424	24,127,098	(1,107,951)
Net Forward Currency Contracts				$131,335,659		$144,383,020	$24,854,940	$(37,902,301)
Net Unrealized Depreciation								$(13,047,361)

Counterparty Abbreviations:
BAML	Bank of America Merrill Lynch
DB	Deutsche Bank

Currency Abbreviations:
AUD	AUSTRALIAN DOLLAR
BRL	BRAZILIAN REAL
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
CLP	CHILEAN PESO
COP	COLOMBIAN PESO
EUR	EURO
GBP	BRITISH POUND
ILS	ISRAELI NEW SHEQEL
INR	INDIAN RUPEE
JPY	JAPANESE YEN
KRW	SOUTH KOREAN WON
MXN	MEXICAN PESO
NOK	NORWEGIAN KRONE
NZD	NEW ZEALAND DOLLAR
PLN	POLISH ZLOTY
RUB	RUSSIAN RUBLE
SEK	SWEDISH KRONA
SGD	SINGAPORE DOLLAR
USD	U.S. DOLLAR
ZAR	SOUTH AFRICAN RAND

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts	| 27

LoCorr Macro Strategies Fund

Consolidated Schedule of Open Futures Contracts

June 30, 2021 (Unaudited)

	Number of		Current	Notional	Value
	Contracts	Settlement	Notional	Amount at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Amount	Trade Date	Appreciation	(Depreciation)

Purchase Contracts:
3 Mo Euro Euribor	1598	Dec-22	$475,814,045	$475,892,488	$—	$(78,443)
90 Day Euro	196	Jun-22	48,867,700	48,896,584	—	(28,884)
90 Day Euro	12	Sep-22	2,989,050	2,990,569	—	(1,519)
90 Day Euro	700	Dec-22	174,090,000	174,127,972	—	(37,972)
90 Day Euro	254	Mar-22	63,373,000	63,380,196	—	(7,196)
Aluminum – 90 Day Settlement (a)(b)	1	Jul-21	63,450	55,618	7,832	—
Aluminum – 90 Day Settlement (a)(b)	2	Jul-21	125,800	114,258	11,542	—
Aluminum – 90 Day Settlement (a)(b)	1	Jul-21	62,989	59,623	3,366	—
Aluminum – 90 Day Settlement (a)(b)	1	Jul-21	62,998	59,951	3,047	—
Aluminum – 90 Day Settlement (a)(b)	1	Jul-21	62,997	60,256	2,741	—
Aluminum – 90 Day Settlement (a)(b)	1	Aug-21	63,002	60,918	2,084	—
Aluminum – 90 Day Settlement (a)(b)	2	Aug-21	126,039	123,772	2,267	—
Aluminum – 90 Day Settlement (a)(b)	1	Aug-21	63,054	63,290	—	(236)
Aluminum – 90 Day Settlement (a)(b)	1	Aug-21	63,063	60,890	2,173	—
Aluminum – 90 Day Settlement (a)(b)	1	Aug-21	63,125	59,330	3,795	—
Aluminum – 90 Day Settlement (a)(b)	2	Aug-21	126,275	119,475	6,800	—
Aluminum – 90 Day Settlement (a)(b)	2	Sep-21	126,213	124,898	1,315	—
Aluminum – 90 Day Settlement (a)(b)	1	Sep-21	63,111	62,294	817	—
Aluminum – 90 Day Settlement (a)(b)	2	Sep-21	126,175	122,200	3,975	—
Aluminum – 90 Day Settlement (a)(b)	1	Sep-21	63,113	62,240	873	—
Aluminum (a)(b)	402	Sep-21	25,371,225	24,837,765	533,460	—
Amsterdam Exchange Index	11	Jul-21	1,902,562	1,908,736	—	(6,174)
Australian 10 Yr Bond	369	Sep-21	39,071,521	38,853,276	218,245	—
Brent Crude (a)	526	Jul-21	39,250,120	38,055,145	1,194,975	—
Brent Crude (a)	93	Aug-21	6,862,470	6,656,585	205,885	—
Brent Crude (a)	28	Sep-21	2,045,400	1,972,652	72,748	—
Brent Crude (a)	7	Nov-21	502,390	491,948	10,442	—
Brent Crude (a)	4	Dec-21	284,960	278,095	6,865	—
Brent Crude (a)	11	Oct-21	796,070	782,532	13,538	—
CAC 40 10 Euro Index	434	Jul-21	33,475,662	34,035,895	—	(560,233)
Canadian 10 Yr Bond	296	Sep-21	34,748,242	34,662,820	85,422	—
Canadian Dollar	48	Sep-21	3,869,760	3,873,167	—	(3,407)
CBOE Volatility Index (a)	4	Sep-21	84,056	88,363	—	(4,307)
Cocoa (NYBOT) (a)	22	Sep-21	525,580	529,894	—	(4,314)
Coffee (a)	168	Sep-21	10,064,250	10,129,825	—	(65,575)
Copper – 90 Day Settlement (a)(b)	1	Jul-21	233,888	225,013	8,875	—
Copper – 90 Day Settlement (a)(b)	1	Jul-21	233,990	221,559	12,431	—
Copper – 90 Day Settlement (a)(b)	1	Jul-21	234,041	230,822	3,219	—
Copper – 90 Day Settlement (a)(b)	1	Jul-21	234,025	236,265	—	(2,240)
Copper – 90 Day Settlement (a)(b)	1	Jul-21	234,010	242,524	—	(8,514)
Copper – 90 Day Settlement (a)(b)	1	Aug-21	234,139	250,843	—	(16,704)
Copper – 90 Day Settlement (a)(b)	1	Aug-21	234,250	258,381	—	(24,131)
Copper – 90 Day Settlement (a)(b)	1	Aug-21	234,200	254,184	—	(19,984)
Copper – 90 Day Settlement (a)(b)	1	Aug-21	234,200	251,735	—	(17,535)
Copper – 90 Day Settlement (a)(b)	1	Sep-21	234,350	255,575	—	(21,225)
Copper – 90 Day Settlement (a)(b)	1	Sep-21	234,408	251,111	—	(16,703)
Copper – 90 Day Settlement (a)(b)	1	Sep-21	234,438	249,240	—	(14,802)
Copper – 90 Day Settlement (a)(b)	2	Sep-21	468,638	461,945	6,693	—
Copper – 90 Day Settlement (a)(b)	1	Sep-21	234,331	233,116	1,215	—
Copper – 90 Day Settlement (a)(b)	1	Sep-21	234,363	233,376	987	—
Copper (a)(b)	115	Sep-21	26,958,875	28,628,566	—	(1,669,691)
Copper (COMEX) (a)	108	Sep-21	11,580,300	11,599,147	—	(18,847)
Corn (a)	78	Dec-21	2,295,150	2,278,286	16,864	—
Cotton No.2 (a)	67	Dec-21	2,844,150	2,847,783	—	(3,633)
DAX Index	82	Sep-21	37,745,183	38,087,206	—	(342,023)
Dow Jones Industrial Average Mini E-Cbot Index	336	Sep-21	57,790,320	57,631,453	158,867	—
Euro-Bobl	892	Sep-21	141,888,656	141,915,811	—	(27,155)
Euro-BTP	379	Sep-21	68,043,386	67,933,550	109,836	—
Euro-Bund	938	Sep-21	191,982,186	191,626,868	355,318	—
Euro-Buxl 30 Yr Bond	101	Sep-21	24,340,119	24,229,803	110,316	—

The accompanying notes are an integral part of these consolidated financial statements.

28 |	LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of		Current	Notional	Value
	Contracts	Settlement	Notional	Amount at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Amount	Trade Date	Appreciation	(Depreciation)

Euro-OAT	684	Sep-21	$128,989,575	$128,644,906	$344,669	$—
Euro-Schatz	154	Sep-21	20,477,334	20,485,413	—	(8,079)
Euro-Stoxx 50 Index	1172	Sep-21	56,359,114	57,112,396	—	(753,282)
FTSE 100 Index	346	Sep-21	33,410,148	33,881,371	—	(471,223)
FTSE MIB Index	12	Sep-21	1,778,906	1,795,830	—	(16,924)
FTSE/JSE Top 40 Index	46	Sep-21	1,928,779	1,932,296	—	(3,517)
Gasoline RBOB (a)	220	Jul-21	20,714,232	20,330,032	384,200	—
Gold (a)	79	Aug-21	13,995,640	13,996,587	—	(947)
Hang Seng Index	123	Jul-21	22,677,447	23,041,143	—	(363,696)
Heating Oil (a)	218	Jul-21	19,486,715	19,394,539	92,176	—
Heating Oil (a)	57	Aug-21	5,100,896	5,163,621	—	(62,725)
Heating Oil (a)	15	Sep-21	1,342,782	1,335,896	6,886	—
Heating Oil (a)	8	Oct-21	715,781	717,017	—	(1,236)
IBEX 35 Index	24	Jul-21	2,500,969	2,528,201	—	(27,232)
Japanese 10 Yr Bond	31	Sep-21	42,327,647	42,339,279	—	(11,632)
Lead – 90 Day Settlement (a)(b)	1	Sep-21	56,840	56,742	98	—
Lead (a)(b)	17	Sep-21	965,175	934,150	31,025	—
Live Cattle (a)	45	Aug-21	2,209,050	2,188,085	20,965	—
Long Gilt	696	Sep-21	123,331,534	122,844,809	486,725	—
Low Sulphur Gasoil (a)	276	Aug-21	16,511,700	16,518,898	—	(7,198)
Low Sulphur Gasoil (a)	20	Sep-21	1,199,500	1,209,023	—	(9,523)
Low Sulphur Gasoil (a)	6	Oct-21	360,150	363,007	—	(2,857)
MSCI EAFE Index	78	Sep-21	8,985,990	9,036,995	—	(51,005)
MSCI Taiwan Index	128	Jul-21	7,809,280	7,773,429	35,851	—
Nasdaq 100 E-Mini Index	310	Sep-21	90,203,800	88,797,759	1,406,041	—
Natural Gas (a)	838	Jul-21	30,587,000	30,179,770	407,230	—
Natural Gas (a)	62	Aug-21	2,246,880	2,300,292	—	(53,412)
Natural Gas (a)	18	Sep-21	651,420	656,843	—	(5,423)
Natural Gas (a)	21	Oct-21	768,180	783,318	—	(15,138)
Natural Gas (a)	5	Nov-21	187,150	189,439	—	(2,289)
Nickel – 90 Day Settlement (a)(b)	1	Jul-21	109,257	100,279	8,978	—
Nickel – 90 Day Settlement (a)(b)	1	Jul-21	109,244	98,244	11,000	—
Nickel – 90 Day Settlement (a)(b)	1	Jul-21	109,236	96,973	12,263	—
Nickel – 90 Day Settlement (a)(b)	1	Aug-21	109,224	107,403	1,821	—
Nickel – 90 Day Settlement (a)(b)	1	Aug-21	109,226	107,868	1,358	—
Nickel – 90 Day Settlement (a)(b)	1	Aug-21	109,227	107,275	1,952	—
Nickel – 90 Day Settlement (a)(b)	2	Aug-21	218,490	213,661	4,829	—
Nickel – 90 Day Settlement (a)(b)	1	Aug-21	109,250	103,779	5,471	—
Nickel – 90 Day Settlement (a)(b)	1	Sep-21	109,284	104,131	5,153	—
Nickel (a)(b)	52	Sep-21	5,682,768	5,617,494	65,274	—
Nikkei 225 Index (OSE)	120	Sep-21	31,086,907	31,313,641	—	(226,734)
Nikkei 225 Index (SGX)	5	Sep-21	646,744	651,363	—	(4,619)
Platinum (a)	1	Oct-21	53,645	55,382	—	(1,737)
Russell 2000 Mini Index	332	Sep-21	38,309,480	38,266,756	42,724	—
S&P 500 E-Mini Index	362	Sep-21	77,623,660	76,967,351	656,309	—
S&P MidCap 400 E-Mini Index	21	Sep-21	5,654,040	5,654,423	—	(383)
S&P/TSX 60 Index	50	Sep-21	9,702,324	9,704,382	—	(2,058)
SET 50 Index	298	Sep-21	1,761,967	1,765,169	—	(3,202)
Silver (a)	60	Sep-21	7,858,200	7,854,613	3,587	—
Soybean (a)	19	Nov-21	1,329,050	1,306,494	22,556	—
Soybean Oil (a)	29	Dec-21	1,092,024	967,921	124,103	—
SPI 200 Index	6	Sep-21	812,535	818,241	—	(5,706)
Sugar (a)	271	Sep-21	5,429,973	5,351,044	78,929	—
Tokyo Price Index	168	Sep-21	29,382,420	29,621,634	—	(239,214)
U.S. 10 Yr Note	883	Sep-21	116,997,500	116,799,486	198,014	—
U.S. 2 Yr Note	1022	Sep-21	225,167,359	225,541,756	—	(374,397)
U.S. 5 Yr Note	268	Sep-21	33,079,157	33,052,407	26,750	—
U.S. Long Bond	454	Sep-21	72,980,500	72,564,729	415,771	—
U.S. Ultra Bond	137	Sep-21	26,398,188	26,156,803	241,385	—
WTI Crude (a)	412	Jul-21	30,269,642	29,757,262	512,380	—
WTI Crude (a)	82	Aug-21	5,967,140	5,932,688	34,452	—
WTI Crude (a)	24	Sep-21	1,722,240	1,666,143	56,097	—
WTI Crude (a)	12	Oct-21	850,680	822,042	28,638	—
WTI Crude (a)	6	Nov-21	420,780	422,331	—	(1,551)
WTI Crude (a)	4	Dec-21	277,720	274,537	3,183	—
Zinc – 90 Day Settlement (a)(b)	1	Jul-21	74,238	69,731	4,507	—

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)	| 29

	Number of		Current	Notional	Value
	Contracts	Settlement	Notional	Amount at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Amount	Trade Date	Appreciation	(Depreciation)

Zinc – 90 Day Settlement (a)(b)	1	Aug-21	$74,331	$76,705	$—	$(2,374)
Zinc – 90 Day Settlement (a)(b)	2	Aug-21	148,650	150,091	—	(1,441)
Zinc – 90 Day Settlement (a)(b)	1	Aug-21	74,319	74,157	162	—
Zinc – 90 Day Settlement (a)(b)	1	Sep-21	74,362	77,389	—	(3,027)
Zinc – 90 Day Settlement (a)(b)	2	Sep-21	148,775	149,058	—	(283)
Zinc (a)(b)	199	Sep-21	14,810,575	14,772,027	38,548	—
Total Purchase Contracts				$2,936,133,631	9,000,888	(5,735,511)

Sale Contracts:
10 Yr Mini JGB	(14)	Sep-21	$1,912,453	$1,909,754	$—	$(2,699)
90 Day Euro	(285)	Mar-23	70,797,563	70,839,274	41,711	—
90 Day Euro	(106)	Jun-23	26,293,300	26,309,995	16,695	—
90 Day Euro	(212)	Dec-22	52,724,400	52,747,664	23,264	—
90 Day Euro	(416)	Sep-23	102,960,000	103,029,444	69,444	—
90 Day Sterling	(2,399)	Dec-22	412,949,831	413,044,544	94,713	—
Aluminum – 90 Day Settlement (a)(b)	(1)	Jul-21	63,450	55,729	—	(7,721)
Aluminum – 90 Day Settlement (a)(b)	(2)	Jul-21	125,800	114,517	—	(11,283)
Aluminum – 90 Day Settlement (a)(b)	(1)	Jul-21	62,989	59,575	—	(3,414)
Aluminum – 90 Day Settlement (a)(b)	(1)	Jul-21	62,997	60,014	—	(2,983)
Aluminum – 90 Day Settlement (a)(b)	(1)	Jul-21	62,998	59,955	—	(3,043)
Aluminum – 90 Day Settlement (a)(b)	(1)	Aug-21	63,002	60,779	—	(2,223)
Aluminum – 90 Day Settlement (a)(b)	(2)	Aug-21	126,039	124,409	—	(1,630)
Aluminum – 90 Day Settlement (a)(b)	(1)	Aug-21	63,054	64,464	1,410	—
Aluminum – 90 Day Settlement (a)(b)	(1)	Aug-21	63,063	60,197	—	(2,866)
Aluminum – 90 Day Settlement (a)(b)	(1)	Aug-21	63,125	59,230	—	(3,895)
Aluminum – 90 Day Settlement (a)(b)	(2)	Aug-21	126,275	119,702	—	(6,573)
Aluminum – 90 Day Settlement (a)(b)	(2)	Sep-21	126,213	123,690	—	(2,523)
Aluminum – 90 Day Settlement (a)(b)	(1)	Sep-21	63,111	61,913	—	(1,198)
Aluminum – 90 Day Settlement (a)(b)	(2)	Sep-21	126,175	122,419	—	(3,756)
Aluminum – 90 Day Settlement (a)(b)	(1)	Sep-21	63,113	61,649	—	(1,464)
Aluminum (a)(b)	(248)	Sep-21	15,651,900	15,235,823	—	(416,077)
Australian 10 Yr Bond	(809)	Sep-21	85,660,865	85,620,078	—	(40,787)
Australian 3 Yr Bond	(36)	Sep-21	3,144,945	3,143,819	—	(1,126)
Australian Dollar	(279)	Sep-21	20,919,420	20,954,317	34,897	—
Bovespa Index	(135)	Aug-21	3,453,957	3,448,522	—	(5,435)
British Pound	(226)	Sep-21	19,499,563	19,521,044	21,481	—
CAC 40 10 Euro Index	(28)	Jul-21	2,159,720	2,194,121	34,401	—
Canadian 10 Yr Bond	(600)	Sep-21	70,435,624	69,830,949	—	(604,675)
CBOE Volatility Index (a)	(111)	Jul-21	1,987,266	2,018,173	30,907	—
CBOE Volatility Index (a)	(29)	Aug-21	572,712	603,536	30,824	—
Cocoa (ICE) (a)	(134)	Sep-21	3,028,814	3,010,177	—	(18,637)
Coffee (a)	(14)	Sep-21	838,688	818,253	—	(20,435)
Copper – 90 Day Settlement (a)(b)	(1)	Jul-21	233,888	225,475	—	(8,413)
Copper – 90 Day Settlement (a)(b)	(1)	Jul-21	233,990	220,695	—	(13,295)
Copper – 90 Day Settlement (a)(b)	(1)	Jul-21	234,041	231,598	—	(2,443)
Copper – 90 Day Settlement (a)(b)	(1)	Jul-21	234,025	235,954	1,929	—
Copper – 90 Day Settlement (a)(b)	(1)	Jul-21	234,010	242,469	8,459	—
Copper – 90 Day Settlement (a)(b)	(1)	Aug-21	234,139	248,697	14,558	—
Copper – 90 Day Settlement (a)(b)	(1)	Aug-21	234,250	258,840	24,590	—
Copper – 90 Day Settlement (a)(b)	(1)	Aug-21	234,200	251,191	16,991	—
Copper – 90 Day Settlement (a)(b)	(1)	Aug-21	234,200	253,206	19,006	—
Copper – 90 Day Settlement (a)(b)	(1)	Sep-21	234,350	253,899	19,549	—
Copper – 90 Day Settlement (a)(b)	(1)	Sep-21	234,408	250,086	15,678	—
Copper – 90 Day Settlement (a)(b)	(1)	Sep-21	234,438	248,666	14,228	—
Copper – 90 Day Settlement (a)(b)	(2)	Sep-21	468,638	457,285	—	(11,353)
Copper – 90 Day Settlement (a)(b)	(1)	Sep-21	234,331	229,842	—	(4,489)
Copper – 90 Day Settlement (a)(b)	(1)	Sep-21	234,363	232,419	—	(1,944)
Copper (a)(b)	(79)	Sep-21	18,519,575	19,748,718	1,229,143	—
Corn (a)	(116)	Dec-21	3,413,300	3,099,325	—	(313,975)
Cotton No.2 (a)	(3)	Dec-21	127,350	129,183	1,833	—
DAX Index	(13)	Sep-21	5,983,992	5,982,077	—	(1,915)
Dollar	(144)	Sep-21	13,310,064	12,979,126	—	(330,938)
Euro	(617)	Sep-21	91,508,813	91,784,984	276,171	—
Euro-Bobl	(1,985)	Sep-21	315,749,985	315,456,393	—	(293,592)
Euro-Bund	(979)	Sep-21	200,373,736	199,397,469	—	(976,267)

The accompanying notes are an integral part of these consolidated financial statements.

30 |	LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of		Current	Notional	Value
	Contracts	Settlement	Notional	Amount at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Amount	Trade Date	Appreciation	(Depreciation)

Euro-Schatz	(106)	Sep-21	$14,094,789	$14,102,568	$7,779	$—
FTSE China A50 Index	(143)	Jul-21	2,473,900	2,465,720	—	(8,180)
Gasoline RBOB (a)	(5)	Aug-21	466,914	466,439	—	(475)
Gasoline RBOB (a)	(5)	Sep-21	440,832	441,953	1,121	—
Gasoline RBOB (a)	(1)	Oct-21	92,403	86,237	—	(6,166)
Gold (a)	(204)	Aug-21	36,140,640	36,108,198	—	(32,442)
Hang Seng Index	(27)	Jul-21	4,977,976	5,004,467	26,491	—
Hard Red Wheat (a)	(56)	Sep-21	1,845,200	1,725,448	—	(119,752)
H-Shares Index	(118)	Jul-21	8,032,778	8,096,400	63,622	—
Japanese 10 Yr Bond	(96)	Sep-21	131,079,166	130,834,907	—	(244,259)
Japanese Yen	(433)	Sep-21	48,750,388	48,765,709	15,321	—
Lead – 90 Day Settlement (a)(b)	(1)	Sep-21	56,840	57,800	960	—
Lead (a)(b)	(12)	Sep-21	681,300	653,282	—	(28,018)
Lean Hogs (a)	(16)	Aug-21	660,800	660,833	33	—
Long Gilt	(604)	Sep-21	107,029,091	106,240,291	—	(788,800)
MSCI Emerging Markets Index	(149)	Sep-21	10,167,760	10,189,972	22,212	—
Nickel – 90 Day Settlement (a)(b)	(1)	Jul-21	109,257	100,066	—	(9,191)
Nickel – 90 Day Settlement (a)(b)	(1)	Jul-21	109,244	96,751	—	(12,493)
Nickel – 90 Day Settlement (a)(b)	(1)	Jul-21	109,236	96,717	—	(12,519)
Nickel – 90 Day Settlement (a)(b)	(1)	Aug-21	109,224	107,295	—	(1,929)
Nickel – 90 Day Settlement (a)(b)	(1)	Aug-21	109,226	107,037	—	(2,189)
Nickel – 90 Day Settlement (a)(b)	(1)	Aug-21	109,227	107,045	—	(2,182)
Nickel – 90 Day Settlement (a)(b)	(2)	Aug-21	218,490	208,212	—	(10,278)
Nickel – 90 Day Settlement (a)(b)	(1)	Aug-21	109,250	103,186	—	(6,064)
Nickel – 90 Day Settlement (a)(b)	(1)	Sep-21	109,284	103,707	—	(5,577)
Nickel (a)(b)	(39)	Sep-21	4,262,076	4,099,143	—	(162,933)
OMX Stockholm 30 Index	(151)	Jul-21	3,998,154	3,992,840	—	(5,314)
SGX Nifty 50 Index	(65)	Jul-21	2,047,110	2,064,419	17,309	—
Silver (a)	(43)	Sep-21	5,631,710	5,549,932	—	(81,778)
Soybean (a)	(183)	Nov-21	12,800,850	12,003,035	—	(797,815)
Soybean Meal (a)	(317)	Dec-21	12,099,890	11,796,206	—	(303,684)
Soybean Oil (a)	(10)	Dec-21	376,560	362,443	—	(14,117)
Sugar (a)	(7)	Sep-21	140,258	130,587	—	(9,671)
Swiss Franc	(18)	Sep-21	2,434,275	2,443,560	9,285	—
Tokyo Price Index	(51)	Sep-21	8,919,663	8,930,879	11,216	—
U.S. 10 Yr Note	(1,362)	Sep-21	180,465,000	179,655,919	—	(809,081)
U.S. 2 Yr Note	(1,033)	Sep-21	227,590,880	227,674,593	83,713	—
U.S. 5 Yr Note	(3,293)	Sep-21	406,453,963	406,609,924	155,961	—
U.S. Long Bond	(352)	Sep-21	56,584,000	55,823,270	—	(760,730)
Wheat (a)	(55)	Sep-21	1,868,625	1,799,120	—	(69,505)
Wheat (a)	(10)	Dec-21	342,500	321,239	—	(21,261)
Zinc – 90 Day Settlement (a)(b)	(1)	Jul-21	74,238	69,181	—	(5,057)
Zinc – 90 Day Settlement (a)(b)	(1)	Aug-21	74,331	76,972	2,641	—
Zinc – 90 Day Settlement (a)(b)	(2)	Aug-21	148,650	147,316	—	(1,334)
Zinc – 90 Day Settlement (a)(b)	(1)	Aug-21	74,319	74,092	—	(227)
Zinc – 90 Day Settlement (a)(b)	(1)	Sep-21	74,362	77,072	2,710	—
Zinc – 90 Day Settlement (a)(b)	(2)	Sep-21	148,775	145,565	—	(3,210)
Zinc (a)(b)	(104)	Sep-21	7,740,200	7,741,042	842	—
Total Sale Contracts					2,463,098	(7,459,298)
Total Futures Contracts					$11,463,986	$(13,194,809)
Net Unrealized Depreciation						$(1,730,823)

(a)	Contract held by LCMFS Fund Limited.
(b)	London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date.

ICE	Intercontinental Exchange
NYBOT	New York Board of Trade
OSE	Osaka Securities Exchange
SGX	Singapore Exchange Limited

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments | 31

LoCorr Long/Short Commodities Strategy Fund

Composition of Consolidated Investment Portfolio1

June 30, 2021 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 7.35%
321 Henderson Receivables I LLC
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	0.27%	$61,266	$60,980
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	0.42%	34,934	34,419
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	283,685	301,592
AmeriCredit Automobile Receivables Trust
Series 2020-3 A-3	06/18/2025	0.53%	2,150,000	2,157,155
Series 2021-2 A3	12/18/2026	0.34%	2,010,000	2,014,148
Angel Oak Mortgage Trust LLC, 2020-5 A3 (a)(d)	05/25/2065	2.04%	157,723	158,805
Asset Backed Securities Corp Home Equity Loan Trust, 2002-HE1 M1
(1 Month LIBOR USD + 1.650%) (c)	03/15/2032	1.72%	366,437	367,884
Bank of America Credit Card Trust, 2021-A1 A1	09/15/2026	0.44%	850,000	847,774
Capital One Multi-Asset Execution Trust, 2015-A4 A4	05/15/2025	2.75%	1,210,000	1,242,294
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	467,171	473,502
Carvana Auto Receivables Trust, 2021-P2 A3	03/10/2026	0.49%	2,630,000	2,625,909
Chase Issuance Trust, 2020-A1 A1	01/15/2025	1.53%	1,050,000	1,070,457
Citibank Credit Card Issuance Trust
Series 2018-A6 A6	12/09/2024	3.21%	1,500,000	1,563,823
Series 2018-A3 A3	05/23/2025	3.29%	1,085,000	1,146,620
DB Master Finance LLC, 2019-1A A2I (a)	05/20/2049	3.79%	943,200	955,433
Diamond Resorts Owner Trust
Series 2018-1 A (a)	01/21/2031	3.70%	487,269	507,581
Series 2021-1A A (a)	11/20/2033	1.51%	1,074,103	1,078,320
Discover Card Execution Note Trust, 2018-A2 A2 (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	0.40%	1,225,000	1,230,860
Ford Credit Auto Lease Trust, 2019-B A3	10/15/2022	2.22%	231,394	232,134
GM Financial Automobile Leasing Trust 2021-2, 2021-2	05/20/2025	0.41%	2,182,000	2,179,028
GM Financial Consumer Automobile Receivables Trust
Series 2020-2 A2B (1 Month LIBOR USD + 1.050%) (c)	03/16/2023	1.12%	91,527	91,650
Series 2021-1 A-3	10/16/2025	0.35%	1,400,000	1,400,663
Honda Auto Receivables Owner Trust
Series 2019-1 A3	03/20/2023	2.83%	430,212	435,372
Series 2020-3 A3	10/18/2024	0.37%	2,350,000	2,353,022

The accompanying notes are an integral part of these consolidated financial statements.

32 | LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: (continued)
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	$2,150,000	$2,151,431
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	0.93%	432,815	433,194
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	0.78%	568,157	568,683
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	0.97%	537,955	539,195
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.08%	443,315	443,968
Series 2018-SFR4 D (1 Month LIBOR USD + 1.650%) (a)(c)	01/19/2038	1.73%	914,020	915,730
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	0.92%	176,129	174,458
MVW Owner Trust
Series 2018-1A A (a)	01/21/2036	3.45%	966,954	1,001,546
Series 2019-1A A (a)	11/20/2036	2.89%	445,841	458,232
Series 2019-2A A (a)	10/20/2038	2.22%	579,046	589,492
Series 2021-1WA A (a)	01/20/2041	1.14%	1,420,884	1,420,217
Navient Student Loan Trust, 2021-A A (a)	5/15/2069	0.84%	1,354,033	1,351,673
OneMain Financial Issuance Trust
Series 2016-3A A (a)	06/18/2031	3.83%	639,818	645,193
Series 2018-2A A (a)	03/14/2033	3.57%	500,000	526,698
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	1,150,000	1,155,482
Series 2020-G A (a)	02/17/2026	0.97%	900,000	906,203
Series 2021-B A (a)	08/17/2026	0.77%	1,450,000	1,442,197
Progress Residential Trust, 2019-SFR4 B (a)	11/17/2036	2.94%	600,000	611,012
Santander Drive Auto Receivables Trust, 2020-4 A-3	07/15/2024	0.48%	1,800,000	1,802,982
SoFi Professional Loan Program LLC
Series 2016-D A2B (a)	04/25/2033	2.34%	361,340	367,535
Series 2015-D A2 (a)	10/27/2036	2.72%	43,927	44,421
Series 2016-A A2 (a)	12/26/2036	2.76%	237,290	239,834
Series 2017-B A2FX (a)	05/25/2040	2.74%	258,992	262,939
Synchrony Card Issuance Trust, 2018-A1 A	09/15/2024	3.38%	1,035,000	1,041,729
Tesla Auto Lease Trust
Series 2020-A A2 (a)	05/20/2023	0.55%	1,331,904	1,333,808
Series 2021-A B (a)	03/20/2025	1.02%	1,100,000	1,105,438
Toyota Auto Receivables Owner Trust
Series 2020-B A2	12/15/2022	1.38%	538,454	539,700
Series 2019-A A3	07/17/2023	2.91%	344,485	349,018
Tricon American Homes Trust
Series 2017-SFR1 A (a)	09/19/2034	2.72%	1,204,275	1,208,185
Series 2017-SFR2 A (a)	01/18/2036	2.93%	197,425	201,817
Series 2017-SFR2 B (a)	01/18/2036	3.28%	250,000	255,683
Verizon Owner Trust
Series 2018-A A1A	04/20/2023	3.23%	414,019	416,868
Series 2019-B A1A	12/20/2023	2.33%	1,215,000	1,228,354
Series 2019-C A1A	04/20/2024	1.94%	200,000	202,825
Series 2020-A A1A	07/20/2024	1.85%	1,715,000	1,744,519
TOTAL ASSET BACKED SECURITIES (Cost $51,776,380)				52,209,684

CORPORATE BONDS: 20.61%
Agriculture: 0.26%
BAT Capital Corp.	08/15/2024	3.22%	240,000	254,937
BAT International Finance PLC (b)	03/25/2026	1.67%	1,615,000	1,614,798
				1,869,735
Auto Manufacturers: 0.45%
Daimler Finance North America LLC (a)	03/01/2024	0.75%	725,000	726,639
General Motors Financial Co., Inc.	08/18/2023	1.70%	1,000,000	1,020,514
General Motors Financial Co., Inc.	06/20/2025	2.75%	1,375,000	1,448,236
				3,195,389
Banks: 10.84%
Banco Santander SA (b)	05/28/2025	2.75%	1,310,000	1,380,968
Bank of America Corp.	01/11/2023	3.30%	2,525,000	2,634,984
Bank of America Corp. (3 Month LIBOR USD + 0.930%) (c)	07/21/2023	2.82%	625,000	640,506

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued) | 33

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Bank of America Corp. (SOFR + 1.460%) (c)	05/19/2024	1.49%	$2,000,000	$2,033,916
Bank of America Corp. (SOFR + 0.740%) (c)	10/24/2024	0.81%	2,035,000	2,043,195
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	2,175,000	2,182,131
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	3,495,000	3,503,940
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	250,000	247,704
Bank of Montreal (b)	03/26/2022	2.90%	845,000	861,656
Bank of New York Mellon Corp.	10/24/2024	2.10%	650,000	682,067
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	1,150,000	1,154,454
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	1,150,000	1,210,067
Citigroup, Inc.	01/14/2022	4.50%	1,270,000	1,298,903
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (c)	01/24/2023	3.14%	1,205,000	1,223,198
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	1,425,000	1,517,825
Citigroup, Inc. (SOFR + 0.686%) (c)	10/30/2024	0.78%	1,360,000	1,363,208
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	2,275,000	2,281,318
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	725,000	715,039
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	895,000	936,852
Credit Suisse AG (b)	05/05/2023	1.00%	900,000	909,612
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(c)	01/12/2023	5.00%	815,000	832,811
Deutsche Bank NY (b)	05/28/2024	0.90%	660,000	657,334
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	1,190,000	1,188,460
Goldman Sachs Group, Inc.	01/22/2023	3.63%	1,195,000	1,254,408
Goldman Sachs Group, Inc.	02/23/2023	3.20%	3,385,000	3,531,166
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	9,325,000	9,340,741
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	235,000	231,551
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	870,000	884,577
HSBC Holdings PLC (SOFR + 0.708%) (b)(c)	05/24/2025	0.98%	530,000	529,595
HSBC Holdings PLC (SOFR + 1.538%) (b)(c)	04/18/2026	1.65%	675,000	684,292
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	1,245,000	1,280,695
ING Groep NV (b)	04/09/2024	3.55%	965,000	1,039,537
JP Morgan Chase & Co.	01/25/2023	3.20%	2,650,000	2,767,830
JP Morgan Chase & Co. (SOFR + 0.600%) (c)	09/16/2024	0.65%	225,000	225,102
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	925,000	923,298
JP Morgan Chase & Co. (SOFR + 0.695%) (c)	02/04/2027	1.04%	2,530,000	2,489,480
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	1,295,000	1,301,686
Morgan Stanley	11/01/2022	4.88%	515,000	544,064
Morgan Stanley	01/23/2023	3.13%	2,440,000	2,543,749
Morgan Stanley (SOFR + 0.455%) (c)	01/25/2024	0.53%	1,650,000	1,649,341
Morgan Stanley (SOFR + 0.616%) (c)	04/05/2024	0.73%	1,680,000	1,683,376
Morgan Stanley	04/29/2024	3.88%	640,000	696,163
Morgan Stanley (SOFR + 1.152%) (c)	07/22/2025	2.72%	1,000,000	1,051,859
National Bank of Canada (a)(b)	10/07/2022	2.15%	505,000	516,155
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	955,000	988,139
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	250,000	248,800
Royal Bank of Canada (b)	04/29/2022	2.80%	280,000	286,034
Royal Bank of Canada (b)	11/01/2024	2.25%	645,000	675,715
Standard Chartered PLC (3 Month LIBOR USD + 1.080%) (a)(b)(c)	03/15/2024	3.89%	675,000	709,641
State Street Corp. (SOFR + 2.690%) (c)	03/30/2023	2.83%	550,000	560,258
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	610,000	612,941
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	1,000,000	996,434
Truist Financial Corp.	08/05/2025	1.20%	1,700,000	1,719,304
UBS AG/London (a)(b)	04/21/2022	1.75%	475,000	480,308
UBS AG/London (a)(b)	06/01/2023	0.38%	950,000	948,908
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	200,000	201,416
Wells Fargo & Co.	02/13/2023	3.45%	1,075,000	1,126,901
Wells Fargo & Co. (SOFR + 1.600%) (c)	06/02/2024	1.65%	740,000	755,743
				76,979,355
Beverage: 0.08%
Diageo Capital PLC (b)	09/29/2025	1.38%	575,000	584,653

The accompanying notes are an integral part of these consolidated financial statements.

34 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Biotechnology: 0.29%
Gilead Sciences, Inc.	09/29/2023	0.75%	$660,000	$660,464
Royalty Pharma PLC (a)(b)	09/02/2023	0.75%	1,400,000	1,403,934
				2,064,398
Chemicals: 0.12%
DuPont de Nemours, Inc.	11/15/2023	4.21%	780,000	845,085

Diversified Financial Services: 1.62%
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	1,930,000	2,046,011
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	725,000	716,363
Air Lease Corp.	07/03/2023	3.88%	675,000	716,018
Air Lease Corp.	02/01/2024	4.25%	350,000	379,577
American Express Co.	07/30/2024	2.50%	905,000	953,918
Capital One Bank	02/15/2023	3.38%	799,000	836,122
CDP Financial, Inc. (a)(b)	03/07/2022	2.75%	990,000	1,007,017
Dragon 2012 LLC	03/12/2024	1.97%	6,401	6,542
GE Capital International Funding Co Unlimited Co. (b)	11/15/2025	3.37%	3,490,000	3,809,534
Helios Leasing I LLC	05/29/2024	2.02%	6,822	6,986
Helios Leasing I LLC	07/24/2024	1.73%	7,342	7,488
Helios Leasing I LLC	09/28/2024	1.56%	7,266	7,406
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	7,326	7,475
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	920,000	968,790
Phoenix 2012 LLC	07/03/2024	1.61%	7,306	7,428
Safina Ltd. (b)	01/15/2022	1.55%	1,784	1,789
Tagua Leasing LLC	11/16/2024	1.58%	7,824	7,971
				11,486,435
Electric: 0.50%
Eversource Energy	08/15/2025	0.80%	125,000	123,675
Exelon Generation Co. LLC	03/15/2022	3.40%	265,000	269,732
Exelon Generation Co. LLC	06/01/2025	3.25%	220,000	237,293
Nextera Energy Capital Holdings, Inc.	04/01/2022	2.90%	1,065,000	1,086,242
Southern California Edison Co.	04/01/2024	1.10%	1,850,000	1,862,988
				3,579,930
Healthcare - Services: 0.17%
UnitedHealth Group, Inc.	05/15/2024	0.55%	1,190,000	1,188,648

Insurance: 1.13%
Aon Corp.	11/15/2022	2.20%	775,000	793,926
Equitable Financial Life Global (a)	07/07/2025	1.40%	925,000	933,124
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	1,210,000	1,205,797
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	1,145,000	1,143,417
New York Life Global Funding (a)	10/21/2023	0.40%	500,000	499,512
Principal Life Global Funding II (a)	04/12/2024	0.75%	1,085,000	1,085,699
Protective Life Global Funding	07/05/2024	0.78%	1,340,000	1,340,725
Voya Financial, Inc.	07/15/2024	3.13%	970,000	1,032,327
				8,034,527
Media: 0.29%
Comcast Corp.	04/15/2024	3.70%	1,920,000	2,082,127

Miscellaneous Manufacturing: 0.09%
Parker-Hannifin Corp.	06/14/2024	2.70%	610,000	642,776

Oil & Gas: 0.85%
Atmos Energy Corp. (3 Month LIBOR USD + 0.380%) (c)	03/09/2023	0.50%	390,000	390,052
Diamondback Energy, Inc.	12/01/2024	2.88%	335,000	353,827
ONE Gas, Inc.	03/11/2024	1.10%	3,355,000	3,357,332
Phillips 66	02/15/2024	0.90%	890,000	891,178
Saudi Arabian Oil Co. (a)(b)	04/16/2022	2.75%	1,000,000	1,017,840
				6,010,229
Packaging & Containers: 0.16%
Berry Global, Inc. (a)	02/15/2024	0.95%	1,100,000	1,100,957

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued) | 35

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Pharmaceuticals: 1.19%
AbbVie, Inc.	11/21/2022	2.30%	$1,600,000	$1,641,967
AbbVie, Inc.	11/21/2024	2.60%	2,495,000	2,631,146
Astrazeneca Finance LLC	05/28/2024	0.70%	1,600,000	1,598,352
Bristol-Myers Squibb Co.	11/13/2023	0.54%	745,000	745,845
CVS Health Corp.	08/12/2024	3.38%	1,690,000	1,816,746
				8,434,056
Pipelines: 0.33%
Energy Transfer Operating LP	05/15/2025	2.90%	520,000	547,223
MPLX LP	03/01/2026	1.75%	1,185,000	1,198,281
ONEOK, Inc.	09/01/2024	2.75%	560,000	589,772
				2,335,276
Real Estate Investment Trusts: 0.63%
American Tower Corp.	09/15/2025	1.30%	2,360,000	2,366,198
Brixmor Operating Partnership LP	06/15/2024	3.65%	650,000	700,370
Camden Property Trust	12/15/2022	2.95%	375,000	385,726
Crown Castle International Corp.	07/15/2025	1.35%	505,000	508,625
Kilroy Realty LP	01/15/2023	3.80%	470,000	489,090
				4,450,009
Retail: 0.07%
7-Eleven, Inc. (a)	02/10/2024	0.80%	475,000	473,856

Software: 0.08%
Roper Technologies, Inc.	09/15/2024	2.35%	550,000	576,281

Telecommunications: 1.35%
AT&T, Inc.	03/25/2024	0.90%	1,000,000	1,002,200
NTT Finance Corp. (a)(b)	04/03/2026	1.16%	1,020,000	1,018,105
T-Mobile USA, Inc.	04/15/2025	3.50%	2,780,000	3,013,089
Verizon Communications, Inc.	11/01/2024	3.50%	1,030,000	1,114,419
Verizon Communications, Inc.	11/20/2025	0.85%	2,605,000	2,577,538
Verizon Communications, Inc.	03/20/2026	1.45%	870,000	878,580
				9,603,931
Transportation: 0.11%
Burlington Northern Santa Fe LLC	09/01/2024	3.40%	715,000	772,836
TOTAL CORPORATE BONDS (Cost $144,687,779)				146,310,489

FOREIGN GOVERNMENT BOND: 0.00%*
Petroleos Mexicanos (b)	12/20/2022	2.00%	3,750	3,807
TOTAL FOREIGN GOVERNMENT BOND (Cost $3,750)				3,807

MORTGAGE BACKED SECURITIES: 8.83%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	0.91%	850,000	846,572
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/15/2038	1.22%	1,250,000	1,250,372
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	877,000	884,086
BHP Trust, 2019-BXHP A (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	1.05%	1,920,766	1,921,368
BX Commercial Mortgage Trust, 2020-FOX A (1 Month LIBOR USD + 1.000%) (a)(c)	11/15/2032	1.07%	1,964,823	1,970,978
Comm Mortgage Trust
Series 2015-3BP A (a)	02/12/2035	3.18%	1,030,000	1,099,160
Series 2013-CR9 A4 (d)	07/12/2045	4.39%	946,086	1,005,494
Series 2013-CR6 A4	03/10/2046	3.10%	440,000	451,413
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	200,000	213,452
Series 2014-UBS2 A5	03/10/2047	3.96%	1,150,000	1,236,746
Series 2014-UBS2 AM	03/12/2047	4.20%	1,150,000	1,231,931
Series 2015-CR27 AM	10/13/2048	3.98%	1,000,000	1,095,780
Extended Stay America Trust, 2021-ESH A (1 Month LIBOR USD + 1.080%) (a)(c)	07/15/2038	1.16%	1,200,000	1,203,373
Fannie Mae Aces, 2017-M7 A1	02/25/2027	2.60%	2,512,837	2,631,832
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	2.69%	866,467	871,493
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.09%	376,383	379,230

The accompanying notes are an integral part of these consolidated financial statements.

36 | LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
Series 2017-C02 2ED4 (1 Month LIBOR USD + 0.850%) (c)	09/25/2029	0.94%	$167,790	$163,878
Series 2017-C02 2ED3 (1 Month LIBOR USD + 1.350%) (c)	09/25/2029	1.44%	396,595	399,165
Series 2017-C05 1M2A (1 Month LIBOR USD + 2.200%) (c)	01/25/2030	2.29%	153,809	154,296
Series 2017-C05 1M2 (1 Month LIBOR USD + 2.200%) (c)	01/25/2030	2.29%	679,020	689,844
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.54%	385,000	381,537
FHLMC Multifamily Structured Pass Through Certificates
Series KF08 A (1 Month LIBOR USD + 0.300%) (c)	01/25/2022	0.39%	128,432	128,263
Series K052 A1	01/25/2025	2.60%	327,648	340,177
Series K050 A1	01/25/2025	2.80%	2,339,745	2,439,159
Series K059 A1	09/25/2025	2.76%	773,858	819,395
Series KC06 A1	02/25/2026	2.17%	1,510,000	1,555,123
Freddie Mac STACR Trust
Series 2018-DNA2 M2A (1 Month LIBOR USD + 2.150%) (a)(c)	12/26/2030	2.24%	700,000	704,627
Series 2018-DNA3 M2A (1 Month LIBOR USD + 2.100%) (a)(c)	09/25/2048	2.19%	855,000	862,203
Series 2020-DNA2 M1 (1 Month LIBOR USD + 0.750%) (a)(c)	02/25/2050	0.84%	6,470	6,470
Series 2020-DNA4 M2AR (1 Month LIBOR USD + 1.500%) (a)(c)	08/25/2050	1.59%	907,960	908,786
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.29%	355,402	355,680
Series 2020-HQA2 M1 (1 Month LIBOR USD + 1.100%) (a)(c)	03/25/2050	1.19%	109,238	109,272
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	563,724	571,771
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	996,677	1,020,558
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	1,369,483	1,400,451
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	1,574,430	1,631,368
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	854,449	878,725
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	0.87%	1,400,000	1,401,666
GS Mortgage Securities Trust
Series 2021-ROSS A (1 Month LIBOR USD + 1.150%) (a)(c)	06/16/2036	1.22%	2,000,000	2,000,682
Series 2013-GC10 AS	02/12/2046	2.94%	1,720,000	1,774,303
Series 2015-GC28 AS	02/12/2048	3.76%	885,000	948,954
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	0.87%	1,653,569	1,655,619
Series 2010-C2 A3 (a)	11/15/2043	4.07%	78,383	78,580
Series 2012-C8 ASB	10/17/2045	2.38%	136,017	137,459
Series 2013-C15 A-S	11/17/2045	4.42%	1,250,000	1,338,858
Series 2014-C23 ASB	09/17/2047	3.66%	858,072	901,218
Series 2014-C22 AS	09/17/2047	4.11%	1,350,000	1,445,282
Series 2013-C10 AS	12/17/2047	3.37%	762,000	789,943
Series 2016-JP3 A-5	08/15/2049	2.87%	1,500,000	1,604,153
KKR Industrial Portfolio Trust, 2020-AIP D (1 Month LIBOR USD + 2.030%) (a)(c)	03/16/2037	2.10%	482,103	482,858
Merit, 2020-HILL A (1 Month LIBOR USD + 1.150%) (a)(c)	08/17/2037	1.22%	2,350,000	2,358,105
MHC Commercial Mortgage Trust, 2021-MHC A (1 Month LIBOR USD + 0.801%) (a)(c)	04/15/2038	0.87%	2,000,000	2,001,252
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	420,827	444,433
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	76,234	80,851
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	175,076	184,862
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	336,935	358,418
Series 2017-6A A1 (a)(d)	08/25/2057	4.00%	163,162	174,558
Series 2018-5A A1 (a)(d)	12/25/2057	4.75%	653,463	688,475
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	0.74%	383,008	383,304
Sequoia Mortgage Trust
Series 2017-1 A4 (a)(d)	02/25/2047	3.50%	88,151	88,289
Series 2019-5 A4 (a)(d)	12/25/2049	3.50%	115,895	116,262
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	122,931	123,362
STACR Trust, 2018-DNA2 M1 (1 Month LIBOR USD + 0.800%) (a)(c)	12/26/2030	0.89%	197,741	197,741
UBS Commercial Mortgage Trust, 2017-C6 ASB	12/16/2050	3.50%	1,000,000	1,083,483
UBS-Barclays Commercial Mortgage Trust, 2012-C4 A5	12/12/2045	2.85%	870,000	891,358
Verus Securitization Trust
Series 2020-1 A1 (a)(d)	01/25/2060	2.42%	822,177	832,836
Series 2020-1 A3 (a)(d)	01/25/2060	2.72%	664,860	672,507

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued) | 37

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
VNDO Mortgage Trust, 2012-6AVE A (a)	11/15/2030	3.00%	$1,000,000	$1,027,163
Wells Fargo Commercial Mortgage Trust, 2012-LC5 AS	10/17/2045	3.54%	185,000	190,443
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	185,000	192,088
Series 2012-C10 A3	12/15/2045	2.88%	975,000	1,000,105
Series 2013-UBS1 A4 (d)	03/16/2046	4.08%	772,216	824,177
Series 2013-C14 A5	06/15/2046	3.34%	200,000	209,484
Series 2013-C17 ASB	12/17/2046	3.56%	147,723	152,816
TOTAL MORTGAGE BACKED SECURITIES (Cost $61,837,021)				62,649,975

MUNICIPAL BONDS: 0.23%
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	650,000	676,938
Nebraska Public Power District	01/01/2024	2.22%	675,000	702,567
Water Works Board of the City of Birmingham	01/01/2024	2.20%	270,000	280,653
TOTAL MUNICIPAL BONDS (Cost $1,596,529)				1,660,158

PURCHASED OPTION: 4.12%		Number of
Call Option: 4.12%	Counterparty	Contracts
Nomura Galaxy East X Option, Expiration: August 2022, Current Price: $2,648.20,
Exercise Price: $0.0001 (h)	Nomura Securities	11,039	29,234,066
TOTAL PURCHASED OPTION (Cost $13,741,962)	(Bermuda)		29,234,066

		Coupon Rate	Principal Amount
U.S. GOVERNMENT AGENCY ISSUES: 9.07%
Federal Farm Credit Banks	05/10/2023	0.13%	8,180,000	8,164,605
Federal Farm Credit Banks	06/14/2023	0.13%	10,000,000	9,972,095
Federal Farm Credit Banks	06/26/2023	1.77%	2,450,000	2,522,372
Federal Farm Credit Banks	07/17/2023	2.88%	1,600,000	1,684,255
Federal Home Loan Banks	07/07/2021	1.88%	2,420,000	2,420,830
Federal Home Loan Banks	06/10/2022	2.13%	5,575,000	5,681,570
Federal Home Loan Banks	06/10/2022	2.75%	1,000,000	1,024,802
Federal Home Loan Banks	06/09/2023	3.25%	2,345,000	2,480,546
Federal Home Loan Banks	09/08/2023	3.38%	2,235,000	2,382,040
Federal Home Loan Banks	12/08/2023	3.38%	2,325,000	2,495,757
Federal Home Loan Banks	04/14/2025	0.50%	3,950,000	3,928,069
Federal Home Loan Mortgage Corp.	05/19/2023	0.25%	2,730,000	2,729,469
Federal Home Loan Mortgage Corp.	06/26/2023	0.25%	3,000,000	2,999,600
Federal Home Loan Mortgage Corp.	07/20/2023	0.41%	2,465,000	2,465,396
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	885,000	884,124
Federal Home Loan Mortgage Corp.	11/06/2023	0.25%	4,000,000	3,995,688
Federal Home Loan Mortgage Corp.	02/12/2025	1.50%	4,850,000	5,005,580
Federal National Mortgage Association	01/19/2023	2.38%	220,000	227,417
Federal National Mortgage Association	07/10/2023	0.25%	3,350,000	3,349,619
Small Business Administration Participation Certificates	11/01/2032	2.09%	8,204	8,511
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $63,763,592)				64,422,345

U.S. GOVERNMENT NOTES: 30.00%
United States Treasury Note	05/15/2022	1.75%	39,655,000	40,228,139
United States Treasury Note	08/15/2022	1.50%	3,495,000	3,549,473
United States Treasury Note	11/30/2022	0.13%	15,625,000	15,614,624
United States Treasury Note	02/15/2023	2.00%	11,500,000	11,835,567
United States Treasury Note	03/31/2023	0.13%	54,330,000	54,242,987
United States Treasury Note	03/31/2023	1.50%	35,755,000	36,552,504
United States Treasury Note	12/31/2023	2.63%	14,425,000	15,240,914
United States Treasury Note	01/15/2024	0.13%	1,330,000	1,321,947
United States Treasury Note	04/30/2024	2.00%	6,020,000	6,287,843
United States Treasury Note	04/30/2024	2.25%	1,585,000	1,666,355
United States Treasury Note	05/15/2024	0.25%	5,240,000	5,211,753
United States Treasury Note	05/15/2024	2.50%	6,030,000	6,387,796
United States Treasury Note	06/15/2024	0.25%	8,070,000	8,021,454

The accompanying notes are an integral part of these consolidated financial statements.

38 | LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT NOTES: (continued)
United States Treasury Note	09/30/2024	1.50%	500,000	515,918
United States Treasury Note	12/31/2024	2.25%	$440,000	$465,678
United States Treasury Note	01/31/2025	1.38%	5,655,000	5,811,175
TOTAL U.S. GOVERNMENT NOTES (Cost $212,790,814)				212,954,127

SHORT TERM INVESTMENT: 3.92%
MONEY MARKET FUND: 3.92%	Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (e)(f)	27,804,003	27,804,003
TOTAL MONEY MARKET FUND (Cost $27,804,003)		27,804,003
TOTAL SHORT TERM INVESTMENT (Cost $27,804,003)		27,804,003

TOTAL INVESTMENTS (Cost $578,001,830): 84.13%		597,248,654
Other Assets in Excess of Liabilities: 15.87% (g)		112,641,156
TOTAL NET ASSETS: 100.00%		$709,889,810

(a)	Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2021, the value of these securities total $70,647,939 which represents 9.95% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2021.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2021.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2021.
(f)	A portion of this security is held by LCLSCS Fund Limited and pledged as collateral for swap contracts. At June 30, 2021, the value of this collateral totals $435,885.
(g)	Includes deposits with broker for swap contracts. At June 30, 2021, the value of these assets total $69,803,311.
(h)	The Nomura Call option is issued by Nomura Securities Ltd. provides LoCorr Long/Short Commodities Strategy Fund access to the performance of the Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC which effectuates its trading strategy through the Galaxy Plus Fund – East Alpha Master Fund (548) LLC. The underlying strategy is a quantitative trading program specializing in commodity futures contracts.
*	Amount rounds to less than 0.005% of net assets.

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts | 39

LoCorr Long/Short Commodities Strategy Fund

Consolidated Schedule of Swap Contracts

June 30, 2021 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS

This investment is a holding of LCLSCS Fund Limited. See Note 1.

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation*	Counterparty
12/16/2022	LoCorr Commodities Index #	0.50%	Quarterly	$414,945,098	$20,590,264	Deutsche Bank AG

#	Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures contracts, forward currency contracts, and foreign currency. See Notes 2 & 3.

*	Unrealized appreciation is an asset on the Fund’s consolidated statement of assets and liabilities.

The underlying components of the basket as of June 30, 2021 are shown below: #

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Futures Contracts:
Purchase Contracts:(1)
WTI Crude	Aug-21	1,595	$115,690,049	6.55%
Natural Gas	Sep-21	2,805	100,597,898	5.69%
Natural Gas	Feb-22	2,229	77,379,735	4.38%
Brent Crude	Aug-21	544	40,104,627	2.27%
Gasoline RBOB	Aug-21	423	39,368,779	2.23%
Hard Red Wheat	Dec-21	1,117	35,014,088	1.98%
Copper	Dec-21	323	34,516,091	1.95%
Brent Crude	Sep-21	333	24,307,471	1.38%
Heating Oil	Aug-21	264	23,529,304	1.33%
Sugar No.11	Feb-22	1,163	23,260,436	1.32%
WTI Crude	Nov-21	313	21,925,523	1.24%
WTI Crude	Sep-21	283	20,257,385	1.15%
Natural Gas	Jan-22	370	13,714,050	0.78%
Coffee	May-22	205	12,791,208	0.72%
Gold	Aug-21	72	12,662,472	0.72%
Lead	Sep-21	183	10,518,125	0.60%
Brent Crude	Oct-21	134	9,668,695	0.55%
Soybean	Jan-22	147	9,574,069	0.54%
Aluminum	Sep-21	145	9,193,856	0.52%
Lean Hogs	Dec-21	271	8,678,617	0.49%
Coffee	Mar-22	131	8,108,268	0.46%
Nickel	Sep-21	70	7,713,828	0.44%
WTI Crude	Oct-21	108	7,648,598	0.43%
Feeder Cattle	Oct-21	87	7,033,950	0.40%
Live Cattle	Feb-22	130	6,956,950	0.39%
Soybean Oil	Mar-22	191	6,751,448	0.38%
Low Sulphur Gasoil	Sep-21	110	6,607,523	0.37%
Total Purchase Contracts			693,573,043	39.26%

Sale Contracts:(1)
WTI Crude	Jul-21	(2,046)	$149,839,108	8.48%
Natural Gas	Jul-21	(4,087)	147,656,566	8.35%
Brent Crude	Jul-21	(742)	55,229,955	3.13%
Hard Red Wheat	Sep-21	(1,068)	32,997,648	1.87%
Gasoline RBOB	Jul-21	(340)	31,884,321	1.80%

The accompanying notes are an integral part of these consolidated financial statements.

40 | LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts (continued)

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure

Natural Gas	Aug-21	(871)	$31,235,720	1.77%
Coffee	Sep-21	(448)	26,789,914	1.52%
Heating Oil	Jul-21	(267)	23,810,051	1.35%
Soybean	Nov-21	(365)	23,616,163	1.33%
Copper	Sep-21	(206)	22,015,515	1.24%
Lean Hogs	Aug-21	(506)	20,905,252	1.18%
Natural Gas	Dec-21	(376)	14,233,480	0.81%
Low Sulphur Gasoil	Jul-21	(221)	13,210,502	0.75%
Corn	Sep-21	(461)	12,567,657	0.71%
Feeder Cattle	Aug-21	(131)	10,354,610	0.59%
Soybean Oil	Dec-21	(248)	8,934,602	0.51%
Sugar No.11	Sep-21	(419)	8,286,320	0.47%
Endex Dutch TTF Gas Future	Mar-22	(318)	6,487,766	0.37%
Wheat	Dec-21	(199)	6,451,485	0.37%
Live Cattle	Aug-21	(131)	6,332,788	0.36%
Total Sale Contracts			652,839,423	36.96%
Other Futures Contracts			146,455,090	8.29%
Total Futures Contracts			1,492,867,556	84.51%

Forward Currency Contracts:			Delivered (in USD)		Received (in USD)
Sales Contracts:(1)
USD/EUR	06/30/2021	U.S. Dollar	$(22,033,383)	Euro	$21,910,991	1.24%
Total Forward Currency Contracts Sold					21,910,991	1.24%
Total Forward Currency Contracts					21,910,991	1.24%

Cash and Foreign Currency:	Quantity
Cash and Foreign Currency Purchased:(1)
U.S. Dollar	$104,609,656	$104,609,656	5.92%
Total Cash and Foreign Currency Purchased		104,609,656	5.92%

Cash and Foreign Currency Sold:(1)
Euro	$141,189,761	$141,189,761	7.99%
Total Cash and Foreign Currency Sold		141,189,761	7.99%
Other Cash and Foreign Currency		6,057,453	0.34%
Total Cash and Foreign Currency		251,856,870	14.25%
Total Underlying Positions		$1,766,635,417	100.00%

#	The investment is not a direct holding of LoCorr Long/Short Commodities Strategy Fund. The top 50 holdings and other futures contracts, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional amount of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments | 41

LoCorr Market Trend Fund

Composition of Consolidated Investment Portfolio1

June 30, 2021 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 8.05%
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	$388,852	$413,397
AmeriCredit Automobile Receivables Trust, 2021-2 A3	12/18/2026	0.34%	930,000	931,919
AMSR Trust, 2020-SFR1 A (a)	04/17/2037	1.82%	324,688	329,069
Angel Oak Mortgage Trust LLC, 2020-5 A3 (a)(d)	05/25/2065	2.04%	63,089	63,522
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	1,427,466	1,446,812
Carvana Auto Receivables Trust, 2021-P2 A3	03/10/2026	0.49%	900,000	898,600
CenterPoint Energy Residential Bond, 2009-1 A3	08/15/2023	4.24%	788,968	808,999
Corevest American Finance Trust, 2020-1 A1 (a)	03/17/2050	1.83%	366,295	372,204
DB Master Finance LLC, 2019-1A A2I (a)	05/20/2049	3.79%	1,628,985	1,650,113
Ford Credit Auto Lease Trust, 2019-B A3	10/15/2022	2.22%	414,718	416,045
GM Financial Automobile Leasing Trust 2021-2, 2021-2	05/20/2025	0.41%	1,050,000	1,048,570
GM Financial Consumer Automobile Receivables Trust
Series 2018-4 A3	10/16/2023	3.21%	972,219	983,829
Series 2021-1 A-3	10/16/2025	0.35%	750,000	750,355
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	611,962	629,285
Honda Auto Receivables Owner Trust
Series 2019-1 A3	03/20/2023	2.83%	403,324	408,161
Series 2020-3 A3	10/18/2024	0.37%	1,400,000	1,401,801
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	1,150,000	1,150,765
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	0.93%	446,201	446,592
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	0.78%	430,422	430,820
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	0.97%	426,948	427,933
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.08%	452,363	453,029
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	1.18%	681,402	683,225
Series 2018-SFR4 D (1 Month LIBOR USD + 1.650%) (a)(c)	01/19/2038	1.73%	489,475	490,391
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	0.92%	176,129	174,458
MVW Owner Trust, 2019-1A A (a)	11/20/2036	2.89%	557,302	572,790

The accompanying notes are an integral part of these consolidated financial statements.

42 | LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: (continued)
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	$700,000	$703,337
Series 2020-G A (a)	02/17/2026	0.97%	500,000	503,446
Tricon American Homes Trust
Series 2017-SFR2 A (a)	01/18/2036	2.93%	98,712	100,909
Series 2017-SFR2 B (a)	01/18/2036	3.28%	400,000	409,093
Verizon Owner Trust
Series 2018-A A1A	04/20/2023	3.23%	197,432	198,791
Series 2019-B A1A	12/20/2023	2.33%	1,080,000	1,091,870
Series 2020-A A1A	07/20/2024	1.85%	1,180,000	1,200,311
VSE VOI Mortgage LLC, 2018-A A (a)	02/20/2036	3.56%	395,557	415,944
TOTAL ASSET BACKED SECURITIES (Cost $21,862,749)				22,006,385

CORPORATE BONDS: 23.23%
Agriculture: 0.36%
BAT Capital Corp.	08/15/2024	3.22%	135,000	143,402
BAT International Finance PLC (b)	03/25/2026	1.67%	835,000	834,896
				978,298
Auto Manufacturers: 0.34%
General Motors Financial Co., Inc.	06/20/2025	2.75%	895,000	942,670

Banks: 13.11%
Banco Santander SA (b)	02/23/2023	3.13%	540,000	562,455
Banco Santander SA (b)	05/28/2025	2.75%	230,000	242,460
Bank of America Corp.	01/11/2023	3.30%	1,740,000	1,815,791
Bank of America Corp. (SOFR + 1.460%) (c)	05/19/2024	1.49%	425,000	432,207
Bank of America Corp. (SOFR + 0.740%) (c)	10/24/2024	0.81%	500,000	502,013
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	660,000	662,164
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	1,070,000	1,072,737
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	1,150,000	1,139,440
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	625,000	627,421
BB&T Corp.	12/06/2023	3.75%	190,000	204,370
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	750,000	789,174
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (c)	01/24/2023	3.14%	495,000	502,475
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	435,000	463,336
Citigroup, Inc. (SOFR + 0.686%) (c)	10/30/2024	0.78%	1,165,000	1,167,748
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	550,000	551,527
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	350,000	345,191
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	535,000	560,018
Credit Suisse AG (b)	05/05/2023	1.00%	565,000	571,034
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(c)	01/12/2023	5.00%	630,000	643,768
Deutsche Bank NY (b)	05/28/2024	0.90%	310,000	308,748
Federation des Caisses Desjardins du Quebec (a)(b)	09/26/2023	1.95%	700,000	714,395
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	550,000	549,288
Goldman Sachs Group, Inc.	02/23/2023	3.20%	2,180,000	2,274,134
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	3,660,000	3,666,178
Goldman Sachs Group, Inc.	04/01/2025	3.50%	225,000	244,183
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	165,000	162,578
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	1,130,000	1,148,933
HSBC Holdings PLC (SOFR + 0.708%) (b)(c)	05/24/2025	0.98%	200,000	199,847
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	1,165,000	1,198,402
ING Groep NV (b)	04/09/2024	3.55%	540,000	581,710
JP Morgan Chase & Co.	01/25/2023	3.20%	1,065,000	1,112,354
JP Morgan Chase & Co. (SOFR + 0.420%) (c)	02/16/2025	0.56%	350,000	348,113
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	375,000	370,405
JP Morgan Chase & Co. (SOFR + 0.695%) (c)	02/04/2027	1.04%	590,000	580,551
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	660,000	663,408
Morgan Stanley	11/01/2022	4.88%	485,000	512,371
Morgan Stanley	01/23/2023	3.13%	1,230,000	1,282,299
Morgan Stanley (SOFR + 0.455%) (c)	01/25/2024	0.53%	1,365,000	1,364,455

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued) | 43

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Morgan Stanley (SOFR + 0.616%) (c)	04/05/2024	0.73%	$1,035,000	$1,037,080
National Bank of Canada (a)(b)	10/07/2022	2.15%	365,000	373,063
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	820,000	848,454
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	200,000	199,040
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	405,000	406,952
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	500,000	498,217
UBS AG/London (a)(b)	04/21/2022	1.75%	440,000	444,917
UBS AG/London (a)(b)	06/01/2023	0.38%	440,000	439,494
UBS Group AG (1 Year CMT
Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	200,000	201,416
Wells Fargo & Co.	02/13/2023	3.45%	625,000	655,175
Wells Fargo & Co. (SOFR + 1.600%) (c)	06/02/2024	1.65%	575,000	587,232
				35,828,721
Biotechnology: 0.36%
Gilead Sciences, Inc.	09/29/2023	0.75%	360,000	360,253
Royalty Pharma PLC (a)(b)	09/02/2023	0.75%	625,000	626,756
				987,009
Chemicals: 0.14%
DuPont de Nemours, Inc.	11/15/2023	4.21%	345,000	373,788

Diversified Financial Services: 1.32%
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	500,000	530,055
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	235,000	232,200
Air Lease Corp.	07/03/2023	3.88%	430,000	456,130
Air Lease Corp.	02/01/2024	4.25%	150,000	162,676
Capital One Bank	02/15/2023	3.38%	290,000	303,473
GE Capital International Funding Co Unlimited Co. (b)	11/15/2025	3.37%	1,755,000	1,915,683
				3,600,217
Electric: 0.44%
Eversource Energy	08/15/2025	0.80%	75,000	74,205
Exelon Generation Co. LLC	03/15/2022	3.40%	270,000	274,822
Exelon Generation Co. LLC	06/01/2025	3.25%	195,000	210,328
Southern California Edison Co.	04/01/2024	1.10%	635,000	639,458
				1,198,813
Healthcare - Services: 0.20%
UnitedHealth Group, Inc.	05/15/2024	0.55%	555,000	554,369

Insurance: 1.33%
Aon Corp.	11/15/2022	2.20%	325,000	332,937
Equitable Financial Life Global (a)	07/07/2025	1.40%	530,000	534,655
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	570,000	568,020
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	325,000	324,551
Principal Life Global Funding II (a)	04/12/2024	0.75%	750,000	750,483
Protective Life Global Funding	07/05/2024	0.78%	575,000	575,311
Voya Financial, Inc.	07/15/2024	3.13%	520,000	553,412
				3,639,369
Media: 0.15%
Comcast Corp.	04/15/2024	3.70%	370,000	401,243

Miscellaneous Manufacturing: 0.14%
Parker-Hannifin Corp.	06/14/2024	2.70%	355,000	374,074

Oil & Gas: 0.88%
Atmos Energy Corp. (3 Month LIBOR USD + 0.380%) (c)	03/09/2023	0.50%	200,000	200,027
Diamondback Energy, Inc.	12/01/2024	2.88%	300,000	316,860
ONE Gas, Inc.	03/11/2024	1.10%	1,420,000	1,420,987
Phillips 66	02/15/2024	0.90%	470,000	470,622
				2,408,496
Packaging & Containers: 0.12%
Berry Global, Inc. (a)	02/15/2024	0.95%	330,000	330,287

The accompanying notes are an integral part of these consolidated financial statements.

44 | LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Pharmaceuticals: 1.28%
AbbVie, Inc.	11/21/2022	2.30%	$625,000	$641,394
AbbVie, Inc.	11/21/2024	2.60%	1,110,000	1,170,570
Astrazeneca Finance LLC	05/28/2024	0.70%	570,000	569,413
Bristol-Myers Squibb Co.	11/13/2023	0.54%	395,000	395,448
CVS Health Corp.	08/12/2024	3.38%	665,000	714,873
				3,491,698
Pipelines: 0.43%
Energy Transfer Operating LP	05/15/2025	2.90%	240,000	252,564
MPLX LP	03/01/2026	1.75%	640,000	647,173
ONEOK, Inc.	09/01/2024	2.75%	260,000	273,823
				1,173,560
Real Estate Investment Trusts: 1.12%
American Tower Corp.	09/15/2025	1.30%	1,055,000	1,057,771
Brixmor Operating Partnership LP	06/15/2024	3.65%	225,000	242,436
Camden Property Trust	12/15/2022	2.95%	395,000	406,298
Crown Castle International Corp.	07/15/2025	1.35%	430,000	433,086
Duke Realty LP	04/15/2023	3.63%	535,000	559,701
Kilroy Realty LP	01/15/2023	3.80%	335,000	348,607
				3,047,899
Software: 0.16%
Roper Technologies, Inc.	09/15/2024	2.35%	430,000	450,547

Telecommunications: 1.24%
NTT Finance Corp. (a)(b)	04/03/2026	1.16%	560,000	558,960
T-Mobile USA, Inc.	04/15/2025	3.50%	1,120,000	1,213,906
Verizon Communications, Inc.	11/01/2024	3.50%	490,000	530,160
Verizon Communications, Inc.	11/20/2025	0.85%	670,000	662,937
Verizon Communications, Inc.	03/20/2026	1.45%	425,000	429,192
				3,395,155
Transportation: 0.11%
Burlington Northern Santa Fe LLC	09/01/2024	3.40%	270,000	291,840
TOTAL CORPORATE BONDS (Cost $62,719,988)				63,468,053

MORTGAGE BACKED SECURITIES: 9.71%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	0.91%	500,000	497,984
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/15/2038	1.22%	600,000	600,178
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	418,000	421,377
BX Commercial Mortgage Trust, 2019-XL A (1 Month LIBOR USD + 0.920%) (a)(c)	10/15/2036	0.99%	466,212	466,821
Comm Mortgage Trust
Series 2013-CR6 A4	03/10/2046	3.10%	185,000	189,799
Series 2013-CR6 AM (a)	03/12/2046	3.15%	1,000,000	1,026,228
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	185,000	197,443
Series 2013-CR11 B (d)	08/12/2050	5.28%	575,000	622,188
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A
(1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	1.05%	1,000,000	1,002,673
Fannie Mae Aces
Series 2015-M17 FA (1 Month LIBOR USD + 0.930%) (c)	11/25/2022	1.03%	746,149	747,158
Series 2014-M11 1A (d)	08/25/2024	3.23%	507,800	537,114
Fannie Mae Connecticut Avenue Securities
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.09%	53,585	53,991
Series 2017-C02 2ED3 (1 Month LIBOR USD + 1.350%) (c)	09/25/2029	1.44%	213,551	214,935
Series 2017-C05 1M2 (1 Month LIBOR USD + 2.200%) (c)	01/25/2030	2.29%	357,379	363,076
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.54%	400,000	396,402
FHLMC Multifamily Structured Pass Through Certificates, KF08 A
(1 Month LIBOR USD + 0.300%) (c)	01/25/2022	0.39%	592,762	591,983
Freddie Mac STACR Trust
Series 2018-DNA2 M2A (1 Month LIBOR USD + 2.150%) (a)(c)	12/26/2030	2.24%	400,000	402,644
Series 2018-DNA3 M2A (1 Month LIBOR USD + 2.100%) (a)(c)	09/25/2048	2.19%	300,000	302,527
Series 2020-DNA2 M1 (1 Month LIBOR USD + 0.750%) (a)(c)	02/25/2050	0.84%	3,882	3,882

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued) | 45

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.29%	$132,169	$132,272
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	2.49%	400,000	407,379
Series 2019-HRP1 M2 (1 Month LIBOR USD + 1.400%) (a)(c)	02/25/2049	1.49%	658,330	662,567
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	501,287	508,442
Series 2017-SB31 A7F (d)	01/25/2024	2.46%	632,858	642,954
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	835,311	855,325
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	1,231,151	1,258,991
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	0.87%	750,000	750,892
GS Mortgage Securities Trust
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	1,077,270
Series 2015-GC32 AS (d)	07/10/2048	4.02%	1,000,000	1,094,103
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	0.87%	803,162	804,158
Series 2013-C13 A4 (d)	01/18/2046	3.99%	513,180	543,041
Series 2014-C22 AS	09/17/2047	4.11%	685,000	733,347
Series 2013-C10 AS	12/17/2047	3.37%	200,000	207,334
KKR Industrial Portfolio Trust, 2020-AIP D (1 Month LIBOR USD + 2.030%) (a)(c)	03/16/2037	2.10%	289,262	289,715
Merit, 2020-HILL A (1 Month LIBOR USD + 1.150%) (a)(c)	08/17/2037	1.22%	1,350,000	1,354,656
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.92%	1,000,000	1,028,881
Sequoia Mortgage Trust
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	122,931	123,362
Series 2020-2 A4 (a)(d)	03/25/2050	3.50%	259,045	261,116
UBS Commercial Mortgage Trust, 2012-C1 A3	05/12/2045	3.40%	881,152	888,417
Verus Securitization Trust
Series 2020-1 A1 (a)(d)	01/25/2060	2.42%	386,907	391,923
Series 2020-1 A3 (a)(d)	01/25/2060	2.72%	379,920	384,289
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 AS	10/17/2045	3.54%	165,000	169,854
Series 2015-NXS2 A-4	07/17/2058	3.50%	1,000,000	1,067,863
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	165,000	171,322
Series 2013-C14 A5	06/15/2046	3.34%	185,000	193,773
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	1,076,935
Series 2013-C12 AS	03/17/2048	3.56%	780,000	812,355
TOTAL MORTGAGE BACKED SECURITIES (Cost $26,256,716)				26,530,939

MUNICIPAL BONDS: 0.56%
City of Sacramento CA Water Revenue	09/01/2023	1.61%	555,000	569,678
Pennsylvania State University	09/01/2023	1.35%	940,000	956,774
TOTAL MUNICIPAL BONDS (Cost $1,495,000)				1,526,452

U.S. GOVERNMENT AGENCY ISSUES: 9.19%
Federal Farm Credit Banks	05/10/2023	0.13%	1,105,000	1,102,920
Federal Farm Credit Banks	08/14/2023	1.60%	2,270,000	2,332,127
Federal Home Loan Banks	06/10/2022	2.13%	2,620,000	2,670,083
Federal Home Loan Banks	06/10/2022	2.75%	3,180,000	3,258,869
Federal Home Loan Banks	12/09/2022	3.00%	4,500,000	4,681,626
Federal Home Loan Banks	04/14/2025	0.50%	1,700,000	1,690,562
Federal Home Loan Mortgage Corp.	05/19/2023	0.25%	1,330,000	1,329,741
Federal Home Loan Mortgage Corp.	07/20/2023	0.41%	1,470,000	1,470,236
Federal Home Loan Mortgage Corp.	08/24/2023	0.25%	1,700,000	1,699,597
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	535,000	534,471
Federal National Mortgage Association	09/06/2022	1.38%	2,310,000	2,343,212
Federal National Mortgage Association	07/10/2023	0.25%	2,000,000	1,999,773
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $24,722,530)				25,113,217

The accompanying notes are an integral part of these consolidated financial statements.

46 | LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT NOTES: 33.12%
United States Treasury Note	3/31/2022	1.88%	$3,370,000	$3,415,021
United States Treasury Note	05/15/2022	1.75%	1,330,000	1,349,223
United States Treasury Note	11/30/2022	0.13%	4,270,000	4,267,165
United States Treasury Note	01/31/2023	2.38%	3,765,000	3,895,010
United States Treasury Note	03/31/2023	0.13%	26,265,000	26,222,935
United States Treasury Note	03/31/2023	1.50%	14,555,000	14,879,645
United States Treasury Note	05/15/2023	1.75%	1,810,000	1,861,189
United States Treasury Note	06/30/2023	2.63%	11,910,000	12,472,003
United States Treasury Note	09/30/2023	2.88%	505,000	534,156
United States Treasury Note	05/15/2024	0.25%	2,265,000	2,252,790
United States Treasury Note	06/15/2024	0.25%	4,585,000	4,557,418
United States Treasury Note	06/30/2024	2.00%	2,390,000	2,499,604
United States Treasury Note	09/30/2024	1.50%	9,730,000	10,039,764
United States Treasury Note	01/31/2025	1.38%	1,090,000	1,120,103
United States Treasury Note	02/15/2025	7.63%	900,000	1,127,777
TOTAL U.S. GOVERNMENT NOTES (Cost $90,101,079)				90,493,803

SHORT TERM INVESTMENT: 4.11%
MONEY MARKET FUND: 4.11%	Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (e)(f)	11,239,381	11,239,381
TOTAL MONEY MARKET FUND (Cost $11,239.381)		11,239,381
TOTAL SHORT TERM INVESTMENT (Cost $11,239,381)		11,239,381

TOTAL INVESTMENTS (Cost $238,397,443): 87.97%		240,378,230
Other Assets in Excess of Liabilities: 12.03% (g)		32,863,620
TOTAL NET ASSETS: 100.00%		$273,241,850

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2021, the value of these securities total $31,229,174 which represents 11.43% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2021.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2021.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2021.
(f)	All or a portion of this security is held by LCMT Fund Limited and pledged as collateral for derivative contracts. At June 30, 2021, the value of this collateral totals $369,727.
(g)	Includes assets pledged as collateral and deposits with broker for derivative contracts. At June 30, 2021, the value of these assets totals $36,514,022.

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts | 47

LoCorr Market Trend Fund

Consolidated Schedule of Open Forward Currency Contracts(a)

June 30, 2021 (Unaudited)

		Currency to be Received		Currency to be Delivered
Notional Amount	Forward Settlement Date	Curr Abbr.	U.S. $ Notional Amount as of June 30, 2021	Curr Abbr.	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
$1,047,367	09/17/2021	AUD	$1,015,781	USD	$1,047,367	$—	$(31,586)
37,102,073	09/17/2021	CAD	36,207,340	USD	37,102,073	—	(894,733)
5,081,321	09/17/2021	CHF	4,916,277	USD	5,081,321	—	(165,044)
20,404,583	09/17/2021	EUR	19,856,514	USD	20,404,583	—	(548,069)
44,558,573	09/17/2021	GBP	43,620,566	USD	44,558,573	—	(938,007)
24,556,506	09/17/2021	JPY	24,385,795	USD	24,556,506	—	(170,711)
18,056,774	09/17/2021	MXN	17,921,388	USD	18,056,774	—	(135,386)
4,260,268	09/17/2021	NZD	4,134,238	USD	4,260,268	—	(126,030)
Total Purchase Contracts			152,057,899		155,067,465	—	(3,009,566)

Sale Contracts:
$4,741,472	09/17/2021	USD	$4,599,525	AUD	$4,741,472	$141,947	$—
13,030,205	09/17/2021	USD	12,766,629	CAD	13,030,205	263,576	—
14,879,245	09/17/2021	USD	14,782,407	CHF	14,879,245	96,838	—
14,551,428	09/17/2021	USD	14,430,951	EUR	14,551,428	120,477	—
17,846,879	09/17/2021	USD	17,712,208	GBP	17,846,879	134,671	—
80,885,807	09/17/2021	USD	79,829,791	JPY	80,885,807	1,056,016	—
729,689	09/17/2021	USD	746,249	MXN	729,689	—	(16,560)
4,298,685	09/17/2021	USD	4,203,421	NZD	4,298,685	95,264	—
Total Sale Contracts			149,071,181		150,963,410	1,908,789	(16,560)
Net Forward Currency Contracts			$2,986,718		$4,104,055	$1,908,789	$(3,026,126)
Net Unrealized Depreciation							$(1,117,337)

Currency Abbreviations:
AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a)	Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of June 30, 2021.

The accompanying notes are an integral part of these consolidated financial statements.

48 | LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts

LoCorr Market Trend Fund

Consolidated Schedule of Open Futures Contracts

June 30, 2021 (Unaudited)

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Notional Amount at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
3 Mo Euro Euribor	921	Dec-22	$274,233,251	$274,277,666	$—	$(44,415)
90 Day Euro	404	Dec-22	100,474,800	100,491,895	—	(17,095)
Aluminum (a)(b)	156	Sep-21	9,845,550	9,713,521	132,029	—
Brent Crude (a)	127	Jul-21	9,476,740	9,270,499	206,241	—
CAC 40 10 Euro Index	208	Jul-21	16,043,635	16,347,095	—	(303,460)
Coffee (a)	97	Sep-21	5,810,907	5,849,409	—	(38,502)
Copper (a)(b)	37	Sep-21	8,673,725	9,315,108	—	(641,383)
Corn (a)	36	Dec-21	1,059,300	1,066,246	—	(6,946)
Cotton No.2 (a)	39	Dec-21	1,655,550	1,660,270	—	(4,720)
DAX Index	47	Sep-21	21,634,434	21,831,623	—	(197,189)
Dow Jones Industrial Average Mini E-Cbot Index	83	Sep-21	14,275,585	14,244,587	30,998	—
Euro-Stoxx 50 Index	423	Sep-21	20,341,217	20,707,574	—	(366,357)
FTSE 100 Index	177	Sep-21	17,091,318	17,361,438	—	(270,120)
Gasoline RBOB (a)	77	Jul-21	7,249,981	7,020,818	229,163	—
Hang Seng Index	66	Jul-21	12,168,386	12,362,145	—	(193,759)
Heating Oil (a)	94	Jul-21	8,402,529	8,326,935	75,594	—
Low Sulphur Gasoil (a)	158	Aug-21	9,452,350	9,458,335	—	(5,985)
Nasdaq 100 E-Mini Index	89	Sep-21	25,897,220	25,093,266	803,954	—
Natural Gas (a)	91	Jul-21	3,321,500	3,115,294	206,206	—
Nikkei 225 Index	50	Sep-21	12,952,878	13,048,744	—	(95,866)
Russell 2000 Mini Index	75	Sep-21	8,654,250	8,626,785	27,465	—
S&P 500 E-Mini Index	130	Sep-21	27,875,900	27,525,308	350,592	—
Silver (a)	22	Sep-21	2,881,340	2,885,457	—	(4,117)
Soybean (a)	11	Nov-21	769,450	758,051	11,399	—
Soybean Oil (a)	17	Dec-21	640,152	568,125	72,027	—
Sugar (a)	144	Sep-21	2,885,299	2,843,176	42,123	—
Tokyo Price Index	97	Sep-21	16,964,850	17,103,671	—	(138,821)
U.S. 2 Yr Note	589	Sep-21	129,768,664	129,983,520	—	(214,856)
WTI Crude (a)	122	Jul-21	8,963,340	8,753,241	210,099	—
Zinc (a)(b)	89	Sep-21	6,623,825	6,615,337	8,488	—
Total Purchase Contracts					2,406,378	(2,543,591)

Sale Contracts:
10 Yr Mini JGB	(12)	Sep-21	$1,639,246	$1,637,664	$—	$(1,582)
90 Day Sterling	(1,384)	Dec-22	238,233,667	238,292,122	58,455	—
Aluminum (a)(b)	(67)	Sep-21	4,228,537	4,106,864	—	(121,673)
Australian 10 Yr Bond	(443)	Sep-21	46,906,992	46,896,537	—	(10,455)
Canadian 10 Yr Bond	(346)	Sep-21	40,617,877	40,270,954	—	(346,923)
Cocoa (a)	(77)	Sep-21	1,740,438	1,730,104	—	(10,334)
Copper (a)(b)	(20)	Sep-21	4,688,500	4,959,615	271,115	—
Dollar	(83)	Sep-21	7,671,773	7,480,344	—	(191,429)
Euro-Bobl	(1,143)	Sep-21	181,814,727	181,643,994	—	(170,733)
Euro-Bund	(565)	Sep-21	115,639,592	115,072,045	—	(567,547)
Euro-Schatz	(61)	Sep-21	8,111,152	8,115,645	4,493	—
Gold (a)	(44)	Aug-21	7,795,040	7,815,414	20,374	—
Hard Red Wheat (a)	(3)	Sep-21	98,850	92,555	—	(6,295)
Japanese 10 Yr Bond	(55)	Sep-21	75,097,439	74,956,934	—	(140,505)
Long Gilt	(349)	Sep-21	61,842,968	61,388,428	—	(454,540)
Soybean Meal (a)	(111)	Dec-21	4,236,870	4,167,149	—	(69,721)
U.S. 10 Yr Note	(786)	Sep-21	104,145,000	103,678,965	—	(466,035)
U.S. 5 Yr Note	(1,682)	Sep-21	207,608,735	207,722,946	114,211	—
U.S. Long Bond	(111)	Sep-21	17,843,250	17,437,121	—	(406,129)
Wheat (a)	(6)	Dec-21	205,500	192,836	—	(12,664)
Zinc (a)(b)	(39)	Sep-21	2,902,575	2,938,987	36,412	—
Total Sale Contracts					505,060	(2,976,565)
Total Futures Contracts					$2,911,438	$(5,520,156)
Net Unrealized Depreciation						$(2,608,718)

(a)	Contract held by LCMT Fund Limited.
(b)

London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments	| 49

LoCorr Dynamic Equity Fund

Composition of Investment Portfolio1

June 30, 2021 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS: 73.64%
Advertising: 0.45%
DKSH Holding AG (b)	402	$30,761
Hakuhodo DY Holdings, Inc. (b)	1,800	27,933
Interpublic Group of Cos., Inc.	964	31,320
Publicis Groupe SA (b)	156	9,978
		99,992
Aerospace & Defense: 0.49%
IHI Corp. (a)(b)	1,200	28,473
Kawasaki Heavy Industries Ltd. (a)(b)	1,200	25,654
Rheinmetall AG (b)	270	26,668
Saab AB (b)	1,007	26,722
		107,517
Agriculture: 1.58%
Archer-Daniels-Midland Co.	532	32,239
Bunge Ltd. – ADR (b)	390	30,479
Turning Point Brands, Inc.	6,239	285,559
		348,277
Airlines: 3.39%
Allegiant Travel Co. (a)	3,860	748,840

Auto Manufacturers: 0.11%
Tesla Motors, Inc. (a)	11	7,477
Toyota Motor Corp. (b)	200	17,480
		24,957
Auto Parts & Equipment: 0.13%
Commercial Vehicle Group, Inc. (a)	2,746	29,190

Banks: 5.40%
Aozora Bank Ltd. (b)	1,200	26,842
Banco BPM SpA (b)	9,511	30,596
Banco de Sabadell SA (a)(b)	43,471	29,598
Bank of Queensland Ltd. (b)	4,525	30,915
BAWAG Group AG (b)	524	27,885
Bendigo & Adelaide Bank Ltd. (b)	3,912	30,776

The accompanying notes are an integral part of these financial statements.

50 |	LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Community Financial Corp.	758	$26,151
CYBG PLC (a)(b)	11,055	30,363
Fifth Third Bancorp	820	31,349
Israel Discount Bank Ltd. (a)(b)	1,678	7,988
Regions Financial Corp.	1,389	28,030
Wells Fargo & Co.	19,687	891,625
		1,192,118
Beverages: 1.14%
Coca-Cola Co.	154	8,333
Endeavour Group Ltd./Australia (a)(b)	243	1,146
Molson Coors Beverage Co. (a)	4,510	242,142
		251,621
Biotechnology: 0.34%
Corteva, Inc.	181	8,027
CSL Ltd. (b)	55	11,763
Harvard Bioscience, Inc. (a)	4,196	34,953
Viracta Therapeutics, Inc. (a)	1,722	19,528
		74,271
Building Materials: 0.55%
AGC, Inc. (b)	600	25,168
Boise Cascade Co.	430	25,091
HeidelbergCement AG (b)	97	8,320
Louisiana-Pacific Corp.	555	33,461
Wienerberger AG (b)	764	29,442
		121,482
Chemicals: 0.51%
American Vanguard Corp.	1,434	25,109
Clariant AG (b)	1,264	25,137
Nifco, Inc. (b)	800	30,208
Sumitomo Chemical Co Ltd. (b)	5,900	31,281
		111,735
Commercial Services: 1.40%
AMERCO	55	32,417
Brambles Ltd. (b)	2,284	19,595
Bureau Veritas SA (b)	395	12,496
Cross Country Healthcare, Inc. (a)	1,769	29,206
Gartner, Inc. (a)	128	31,002
GP Strategies Corp. (a)	2,119	33,311
Hays PLC (a)(b)	13,651	29,949
Herc Holdings, Inc. (a)	258	28,914
TechnoPro Holdings, Inc. (b)	1,200	28,386
TOPPAN, Inc. (b)	1,800	28,921
Worley Ltd. (b)	3,906	35,035
		309,232
Computers: 0.89%
Apple, Inc.	65	8,902
Cognizant Technology Solutions Corp.	418	28,950
Cognyte Software Ltd. - ADR (a)(b)	360	8,820
Hewlett Packard Enterprise Co.	2,129	31,041
HP, Inc.	1,057	31,911
Quantum Corp. (a)	3,847	26,506
Sopra Steria Group SACA (b)	161	30,965
TietoEVRY Oyj (b)	928	29,314
		196,409
Cosmetics & Personal Care: 1.43%
Colgate-Palmolive Co.	429	34,899
Coty, Inc. (a)	27,432	256,215
Procter & Gamble Company	105	14,168
Unilever PLC (b)	165	9,656
		314,938
Distribution/Wholesale: 0.64%
Inchcape PLC (b)	2,759	29,330
Marubeni Corp. (b)	3,400	29,567
Sojitz Corp. (b)	10,100	30,456
Sumitomo Corp. (b)	2,200	29,467
Toyota Tsusho Corp. (b)	500	23,628
		142,448

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments	| 51

	Shares	Value
COMMON STOCKS: (continued)
Diversified Financial Services: 6.53%
Close Brothers Group PLC (b)	1,408	$29,507
Credit Acceptance Corp. (a)	2,743	1,245,624
Evercore Partners, Inc.	236	33,222
PennyMac Financial Services, Inc.	1,200	74,064
Pzena Investment Management, Inc.	2,798	30,806
Quilter PLC (b)	14,551	29,941
		1,443,164
Electric: 1.32%
AES Corp. VA	921	24,011
Alliant Energy Corp.	544	30,333
Chubu Electric Power Co., Inc. (b)	2,900	35,449
CLP Holdings Ltd. (b)	1,500	14,837
CMS Energy Corp.	555	32,789
Contact Energy Ltd. (b)	5,699	32,984
DTE Energy Co.	255	33,048
Electric Power Development Co. Ltd. (b)	1,400	19,974
Enel SpA (b)	1,028	9,547
Iberdrola SA (b)	719	8,764
NextEra Energy, Inc.	112	8,207
PPL Corp.	427	11,943
Spark Infrastructure Group (b)	17,957	30,301
		292,187
Electrical Components & Equipment: 0.14%
Signify NV (b)	507	32,067

Electronics: 2.19%
Arrow Electronics, Inc. (a)	274	31,189
Electrocomponents PLC (b)	2,072	29,493
Flex Ltd. - ADR (a)(b)	6,552	117,084
Identiv, Inc. (a)	1,883	32,011
IntriCon Corp. (a)	1,484	33,360
Mettler-Toledo International, Inc. (a)	23	31,863
Sanmina Corp. (a)	804	31,324
SCREEN Holdings Co. Ltd. (b)	200	19,767
Spectris PLC (b)	636	28,487
Venture Corp Ltd. (b)	2,000	28,572
Vontier Corp.	2,764	90,051
Yokogawa Electric Corp. (b)	700	10,460
		483,661
Engineering & Construction: 8.52%
Ackermans & Van Haaren NV (b)	168	28,367
COMSYS Holdings Corp. (b)	1,100	30,447
Frontdoor, Inc. (a)	19,966	994,706
Kyowa Exeo Corp. (b)	1,200	29,542
MasTec, Inc. (a)	6,969	739,411
Orion Group Holdings, Inc. (a)	5,158	29,659
Singapore Technologies Engineering Ltd. (b)	10,200	29,355
		1,881,487
Entertainment: 0.58%
Cinemark Holdings, Inc. (a)	3,528	77,440
Red Rock Resorts, Inc. (a)	1,168	49,640
		127,080
Environmental Control: 0.14%
Pure Cycle Corp. (a)	2,281	31,523

Food: 1.95%
Ajinomoto Co., Inc. (b)	1,200	31,152
Axfood AB (b)	1,128	31,198
Chocoladefabriken Lindt & Spruengli AG (b)	3	29,846
Corbion NV (b)	484	27,662
Glanbia PLC (b)	1,672	27,141
J Sainsbury PLC (b)	8,272	31,101
Kewpie Corp. (b)	1,300	29,172
Marks & Spencer Group PLC (a)(b)	14,375	29,121
Nestle SA (b)	208	25,902
Nichirei Corp. (b)	1,000	26,275
Seneca Foods Corp. (a)	555	28,349
Sysco Corp.	320	24,880

The accompanying notes are an integral part of these financial statements.

52 |	LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Tate & Lyle PLC (b)	2,793	$28,529
Viscofan SA (b)	385	26,843
Woolworths Group Ltd. (b)	243	6,949
Yamazaki Baking Co. Ltd. (b)	1,900	26,783
		430,903
Forest Products & Paper: 0.13%
BillerudKorsnas AB (b)	1,493	29,631

Gas: 0.30%
Centrica PLC (a)(b)	37,627	26,784
Hong Kong & China Gas Co. Ltd. (b)	5,250	8,155
Italgas SpA (b)	4,765	31,143
		66,082
Health Care - Products: 1.37%
Ansell Ltd. (b)	951	31,032
Butterfly Network, Inc. (a)	1,500	21,720
Conformis, Inc. (a)	29,469	33,889
FONAR Corp. (a)	1,772	31,329
Getinge AB (b)	827	31,193
GN Store Nord AS (b)	353	30,835
IDEXX Laboratories, Inc. (a)	55	34,735
Nihon Kohden Corp. (b)	1,000	28,534
Tecan Group AG (b)	60	29,726
Utah Medical Products, Inc.	348	29,594
		302,587
Healthcare - Services: 0.15%
Sonic Healthcare Ltd. (b)	1,185	34,126

Holding Companies - Diversified: 0.51%
Mission Advancement Corp. (a)	5,083	49,356
Mudrick Capital Acquisition Corp II (a)	3,119	38,863
Swire Pacific Ltd. (b)	3,500	23,733
		111,952
Home Builders: 0.50%
Bellway PLC (b)	558	25,009
Haseko Corp. (b)	2,200	30,140
NVR, Inc. (a)	5	24,866
Vistry Group PLC (b)	1,828	29,750
		109,765
Home Furnishings: 0.19%
Hooker Furniture Corp.	482	16,697
Whirlpool Corporation	114	24,854
		41,551
Housewares: 0.12%
Lifetime Brands, Inc.	1,773	26,542

Insurance: 0.88%
eHealth, Inc. (a)	1,868	109,091
Medibank Pvt Ltd. (b)	12,458	29,523
Storebrand ASA (b)	2,960	26,815
W R Berkley Corp.	383	28,507
		193,936
Internet: 4.97%
Alibaba Group Holding Ltd. - ADR (a)(b)	784	177,796
Alphabet, Inc. (a)	4	10,025
Alphabet, Inc. (a)	6	14,651
Amazon.com, Inc. (a)	7	24,081
ASOS PLC (a)(b)	115	7,890
Bumble, Inc. (a)	2,002	115,315
carsales.com Ltd. (b)	1,946	28,838
Expedia, Inc. (a)	182	29,795
Facebook, Inc. (a)	26	9,040
GoDaddy, Inc. (a)	2,572	223,661
IAC/InterActiveCorp. (a)	194	29,909
Magnite, Inc. (a)	3,090	104,566
Netflix, Inc. (a)	14	7,395
Opendoor Technologies, Inc. (a)	7,694	136,415

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments (continued)	| 53

	Shares	Value
COMMON STOCKS: (continued)
Snap, Inc. (a)	2,633	$179,413
		1,098,790
Leisure Time: 0.25%
Thule Group AB (b)	695	30,811
Yamaha Motor Co. Ltd. (b)	900	24,465
		55,276
Lodging: 1.07%
Full House Resorts, Inc. (a)	6,175	61,379
Wynn Resorts Ltd. (a)	1,436	175,623
		237,002
Machinery - Diversified: 0.91%
Bucher Industries AG (b)	59	30,850
CNH Industrial NV (b)	1,197	19,764
Ebara Corp. (b)	600	29,542
Husqvarna AB (b)	684	9,087
Ingersoll Rand, Inc. (a)	475	23,185
Nabtesco Corp. (b)	500	18,903
Otis Worldwide Corp.	211	17,254
Sumitomo Heavy Industries Ltd. (b)	1,000	27,544
THK Co. Ltd. (b)	800	23,872
		200,001
Media: 6.83%
Cumulus Media, Inc. (a)	2,230	32,669
DISH Network Corp. (a)	2,681	112,066
Entravision Communications Corp.	6,784	45,317
Hemisphere Media Group, Inc. (a)	2,627	30,999
Liberty Media Corp. - Liberty Formula One (a)	577	27,817
News Corporation	9,196	236,981
Nexstar Broadcasting Group, Inc.	4,811	711,451
Pearson PLC (b)	2,076	23,835
ProSiebenSat.1 Media SE (b)	1,589	31,607
ViacomCBS, Inc.	5,495	248,374
Walt Disney Co. (a)	42	7,382
		1,508,498
Metal Fabricate & Hardware: 0.22%
Olympic Steel, Inc.	802	23,571
Park-Ohio Holdings Corp.	779	25,037
		48,608
Mining: 0.14%
BHP Group Ltd. (b)	258	9,397
Mitsubishi Materials Corp. (b)	1,100	21,932
		31,329
Miscellaneous Manufacturing: 0.28%
Nikon Corp. (b)	2,800	29,866
Textron, Inc.	468	32,185
		62,051
Office & Business Equipment: 0.13%
Konica Minolta, Inc. (b)	5,300	29,292

Oil & Gas: 1.78%
APA Corp.	11,440	247,447
Exxon Mobil Corp.	123	7,759
Hess Corp.	347	30,300
Rubis SCA (b)	584	25,961
SandRidge Energy, Inc. (a)	2,937	18,444
TOTAL SA (b)	176	7,963
Trecora Resources (a)	2,108	17,539
VAALCO Energy, Inc. (a)	9,217	29,955
Woodside Petroleum Ltd. (b)	482	8,028
		393,396
Oil & Gas Services: 0.22%
John Wood Group PLC (a)(b)	7,209	21,909
SBM Offshore NV (b)	1,775	26,972
		48,881
Packaging & Containers: 0.39%
Gerresheimer AG (b)	270	29,854
Huhtamaki Oyj (b)	559	26,480
Sealed Air Corp.	519	30,751
		87,085

The accompanying notes are an integral part of these financial statements.

54 |	LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Pharmaceuticals: 2.59%
Bausch Health Cos, Inc. - ADR (a)(b)	3,828	$112,237
Cardinal Health, Inc.	204	11,646
Galenica AG (b)	441	31,124
Harrow Health, Inc. (a)	3,089	28,697
Heron Therapeutics, Inc. (a)	3,471	53,870
Hisamitsu Pharmaceutical Co., Inc. (b)	500	24,618
Medipal Holdings Corp. (b)	1,400	26,741
Nature’s Sunshine Products, Inc.	1,635	28,400
Novartis AG (b)	82	7,473
Roche Holding AG (b)	28	10,548
Viatris, Inc.	13,631	194,787
Zogenix, Inc. (a)	2,410	41,645
		571,786
Pipelines: 0.13%
Cheniere Energy, Inc. (a)	342	29,665

Real Estate: 0.28%
Hang Lung Group Ltd. (b)	10,000	25,501
Tokyo Tatemono Co. Ltd. (b)	2,000	28,516
Vonovia SE (b)	136	8,792
		62,809
Retail: 1.99%
Bassett Furniture Industries, Inc.	1,162	28,295
Domino’s Pizza Inc	70	32,654
Genuine Parts Co.	187	23,650
Grafton Group PLC (b)	1,862	29,543
HUGO BOSS AG (b)	551	29,976
Kingfisher PLC (b)	5,884	29,668
K’s Holdings Corp. (b)	2,700	31,036
Sugi Holdings Co. Ltd. (b)	400	29,164
Ulta Beauty, Inc. (a)	427	147,644
Walgreens Boots Alliance, Inc.	154	8,102
Walmart, Inc.	60	8,461
Yamada Holdings Co. Ltd. (b)	6,700	30,938
Zalando SE (a)(b)	105	10,919
		440,050
Semiconductors: 0.97%
ASML Holding NV (b)	19	13,054
Cirrus Logic, Inc. (a)	2,049	174,411
EMCORE Corp. (a)	2,883	26,581
		214,046
Software: 3.99%
Avaya Holdings Corp. (a)	2,732	73,491
Castlight Health, Inc. (a)	14,959	39,342
Media and Games Invest SE (a)(b)	28,619	169,607
Microsoft Corp.	29	7,856
salesforce.com, Inc. (a)	722	176,363
SS&C Technologies Holdings, Inc.	2,389	172,151
Take-Two Interactive Software, Inc. (a)	1,376	243,579
		882,389
Telecommunications: 1.98%
AT&T, Inc.	5,004	144,015
Corning, Inc.	733	29,980
Deutsche Telekom AG (b)	369	7,794
Echostar Corp. (a)	820	19,918
Eutelsat Communications SA (b)	2,572	30,052
Freenet AG (b)	1,304	30,801
Motorola Solutions, Inc.	145	31,443
NetLink NBN Trust (b)	41,100	29,036
SoftBank Group Corp. (b)	200	13,997
Spok Holdings, Inc.	2,773	26,676
Vonage Holdings Corp. (a)	5,105	73,563
		437,275
Toys, Games & Hobbies: 0.04%
Hasbro, Inc.	88	8,318

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments (continued)	| 55

	Shares	Value
COMMON STOCKS: (continued)
Transportation: 0.51%
ComfortDelGro Corp. Ltd. (b)	23,800	$29,026
Kamigumi Co. Ltd. (b)	1,500	30,420
Royal Mail PLC (b)	3,826	30,559
Sankyu, Inc. (b)	500	21,671
		111,676
TOTAL COMMON STOCKS (Cost $14,089,370)		16,269,494

REAL ESTATE INVESTMENT TRUSTS: 3.12%
AGNC Investment Corp.	464	7,837
Alstria Office REIT-AG (b)	1,663	30,742
Big Yellow Group PLC (b)	1,748	31,603
Braemar Hotels & Resorts, Inc. (a)	5,047	31,342
Daiwa Office Investment Corp. (b)	4	27,832
Duke Realty Corp.	660	31,251
Equity Commonwealth	670	17,554
Invitation Homes, Inc.	840	31,324
Japan Logistics Fund, Inc. (b)	9	27,058
Japan Prime Realty Investment Corp. (b)	3	11,747
Kenedix Office Investment Corp. (b)	3	21,144
Keppel DC REIT (b)	16,500	30,553
Kimco Realty Corp.	6,956	145,033
LondonMetric Property PLC (b)	9,190	29,417
Mori Hills REIT Investment Corp. (b)	20	29,992
Park Hotels & Resorts, Inc. (a)	7,240	149,216
Retail Value, Inc.	1,635	35,561
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $680,125)		689,206

WARRANT: 0.01%
Mission Advancement Corp., Exercise Price: $11.50, 03/05/2026 (Acquired 03/03/2021, Cost $973) (a)	1,624	1,315
TOTAL WARRANT (Cost $973)		1,315

SHORT TERM INVESTMENT: 16.75%
MONEY MARKET FUND: 16.75%
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (c)	3,701,507	3,701,507
TOTAL MONEY MARKET FUND (Cost $3,701,507)		3,701,507
TOTAL SHORT TERM INVESTMENT (Cost $3,701,507)		3,701,507

TOTAL INVESTMENTS (Cost $18,471,975): 93.52%		20,661,522
Other Assets in Excess of Liabilities: 6.48% (d)		1,432,545
TOTAL NET ASSETS: 100.00%		$22,094,067

(a)	Non-dividend income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2021.
(d)	Includes assets pledged as collateral and deposits with broker for securities sold short. At June 30, 2021, the value of these assets total $6,103,400.

ADR	American Depositary Reciept
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

56 | LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short

LoCorr Dynamic Equity Fund

Schedule of Securities Sold Short

June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS: (17.63)%
Aerospace & Defense: (0.41)%
Boeing Co. (a)	(112)	$(26,831)
Raytheon Technologies Corp.	(300)	(25,593)
Rolls-Royce Holdings PLC (a)(b)	(10,070)	(13,779)
Safran SA (b)	(177)	(24,539)
		(90,742)
Agriculture: (0.09)%
British American Tobacco PLC (b)	(518)	(20,063)

Airlines: (0.62)%
Air Canada	(357)	(7,344)
ANA Holdings, Inc. (a)(b)	(1,200)	(28,214)
Delta Air Lines, Inc. (a)	(1,705)	(73,758)
Japan Airlines Co. Ltd. (a)(b)	(1,300)	(28,096)
		(137,412)
Apparel: (0.79)%
Adidas AG (b)	(73)	(27,171)
Skechers U.S.A., Inc. (a)	(1,498)	(74,645)
Tapestry, Inc. (a)	(1,694)	(73,655)
		(175,471)
Auto Manufacturers: (0.10)%
Subaru Corp. (b)	(500)	(9,863)
Volvo AB (b)	(469)	(11,284)
		(21,147)
Banks: (0.70)%
Banco Santander SA (b)	(7,030)	(26,837)
Goldman Sachs Group, Inc.	(207)	(78,563)
ING Groep NV (b)	(1,923)	(25,401)
Intesa Sanpaolo SpA (b)	(8,973)	(24,785)
		(155,586)
Beverages: (0.30)%
Diageo PLC (b)	(413)	(19,773)
National Beverage Corp.	(607)	(28,669)
Pernod Ricard SA (b)	(75)	(16,648)
		(65,090)
Chemicals: (0.42)%
Ecolab, Inc.	(104)	(21,421)
Givaudan SA (b)	(4)	(18,603)
International Flavors & Fragrances, Inc.	(190)	(28,386)
Nippon Paint Holdings Co. Ltd. (b)	(1,800)	(24,433)
		(92,843)
Commercial Services: (0.49)%
ADT, Inc.	(3,156)	(34,053)
Atlantia SpA (a)(b)	(1,466)	(26,544)
RELX PLC (b)	(944)	(25,059)
Strategic Education, Inc.	(293)	(22,286)
		(107,942)
Computers: (0.12)%
Nomura Research Institute Ltd. (b)	(800)	(26,464)

Cosmetics & Personal Care: (0.12)%
Kao Corp. (b)	(200)	(12,305)
Shiseido Co. Ltd. (b)	(200)	(14,710)
		(27,015)
Distribution/Wholesale: (0.05)%
Titan Machinery, Inc. (a)	(363)	(11,231)

Diversified Financial Services: (1.78)%
Charles Schwab Corp./The	(1,541)	(112,200)
LendingTree, Inc. (a)	(144)	(30,511)
London Stock Exchange Group PLC (b)	(266)	(29,326)
Moelis & Co.	(660)	(37,547)

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued) | 57

	Shares	Value
COMMON STOCKS: (continued)
Nasdaq, Inc.	(636)	$(111,809)
Raymond James Financial, Inc.	(556)	(72,224)
		(393,617)
Electric: (0.43)%
Electricite de France SA (b)	(1,844)	(25,189)
Engie SA (b)	(1,478)	(20,249)
National Grid PLC (b)	(1,543)	(19,654)
PG&E Corp. (a)	(2,893)	(29,422)
		(94,514)
Electrical Components & Equipment: (0.14)%
Vestas Wind System (b)	(795)	(31,033)

Electronics: (0.23)%
Assa Abloy AB (b)	(872)	(26,268)
Kyocera Corp. (b)	(400)	(24,728)
		(50,996)
Energy - Alternate Sources: (0.15)%
Ballard Power Systems, Inc. (b)	(1,828)	(33,151)

Engineering & Construction: (0.44)%
Aeroports de Paris (a)(b)	(208)	(27,093)
Fraport AG Frankfurt Airport Services Worldwide (a)(b)	(227)	(15,466)
Japan Airport Terminal Co. Ltd. (a)(b)	500)	(22,458)
SWECO AB (b)	(1,709)	(31,092)
		(96,109)
Entertainment: (0.30)%
CTS Eventim AG & Co. KGaA (a)(b)	(438)	(27,370)
Oriental Land Co. Ltd./Japan (b)	(100)	(14,249)
Toho Co. Ltd. (b)	(600)	(24,736)
		(66,355)
Food: (0.61)%
Beyond Meat, Inc. (a)	(408)	(64,256)
General Mills, Inc.	(1,155)	(70,374)
		(134,630)
Food Service: (0.11)%
Compass Group PLC (a)(b)	(1,185)	(24,949)

Healthcare - Services: (0.14)%
Teladoc, Inc. (a)	(190)	(31,595)

Insurance: (0.82)%
Hiscox Ltd. (a)(b)	(2,632)	(30,277)
Kinsale Capital Group, Inc.	(179)	(29,494)
Lemonade, Inc. (a)	(280)	(30,635)
MBIA, Inc. (a)	(2,870)	(31,570)
Palomar Holdings, Inc. (a)	(396)	(29,882)
United Insurance Holdings Corp.	(5,053)	(28,802)
		(180,660)
Internet: (0.94)%
CarParts.com, Inc. (a)	(1,812)	(36,892)
Delivery Hero SE (a)(b)	(234)	(30,910)
Facebook, Inc. (a)	(105)	(36,510)
Prosus NV (b)	(228)	(22,296)
Rakuten, Inc. (b)	(1,800)	(20,318)
Stitch Fix, Inc. (a)	(549)	(33,105)
Z Holdings Corp. (b)	(5,400)	(27,064)
		(207,095)
Leisure Time: (1.11)%
Brunswick Corp.	(239)	(23,809)
Norwegian Cruise Line Holdings Ltd. - ADR (a)(b)	(2,507)	(73,731)
Peloton Interactive, Inc. (a)	(304)	(37,702)
Polaris Industries, Inc.	(189)	(25,885)
Royal Caribbean Cruises Ltd. - ADR (a)(b)	(869)	(74,108)
Virgin Galactic Holdings, Inc. (a)	(207)	(9,522)
		(244,757)
Lodging: (0.92)%
Hilton Worldwide Holdings, Inc. (a)	(617)	(74,423)
Hyatt Hotels Corp. (a)	(1,322)	(102,640)

The accompanying notes are an integral part of these financial statements.

58 | LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS: (continued)
Las Vegas Sands Corp. (a)	(494)	$(26,029)
		(203,092)
Mining: (0.10)%
B2Gold Corp.	(5,182)	(21,738)

Oil & Gas: (0.51)%
Devon Energy Corp.	(1,307)	(38,151)
Diamondback Energy, Inc.	(401)	(37,650)
Exxon Mobil Corp.	(589)	(37,154)
		(112,955)
Pharmaceuticals: (0.48)%
Chugai Pharmaceutical Co. Ltd. (b)	(400)	(15,850)
Daiichi Sankyo Co. Ltd. (b)	(900)	(19,398)
Eisai Co. Ltd. (b)	(200)	(19,668)
Pacira Pharmaceuticals, Inc. (a)	(403)	(24,454)
Reata Pharmaceuticals, Inc. (a)	(59)	(8,350)
Viatris, Inc.	(1,324)	(18,920)
		(106,640)
Pipelines: (0.12)%
Equitrans Midstream Corp.	(2,258)	(19,216)
TC Energy Corp. (b)	(156)	(7,719)
		(26,935)
Real Estate: (0.22)%
Relo Group, Inc. (b)	(1,100)	(25,150)
Wharf Real Estate Investment Co. Ltd. (b)	(4,000)	(23,260)
		(48,410)
Retail: (1.65)%
Asbury Automotive Group, Inc. (a)	(229)	(39,244)
AutoNation, Inc. (a)	(411)	(38,967)
Boot Barn Holdings, Inc. (a)	(314)	(26,392)
Carvana Co. (a)	(123)	(37,124)
Dick’s Sporting Goods, Inc.	(377)	(37,772)
Hennes & Mauritz AB (a)(b)	(1,105)	(26,211)
PetMed Express, Inc.	(862)	(27,455)
RH (a)	(54)	(36,666)
Texas Roadhouse, Inc.	(397)	(38,191)
Vroom, Inc. (a)	(716)	(29,972)
Welcia Holdings Co. Ltd. (b)	(800)	(26,140)
		(364,134)
Software: (0.82)%
Medallia, Inc. (a)	(1,150)	(38,813)
Snowflake, Inc. (a)	(138)	(33,368)
SolarWinds Corp. (a)	(1,032)	(17,430)
TeamViewer AG (a)(b)	(196)	(7,372)
Twilio, Inc. (a)	(32)	(12,613)
Zoom Video Communications, Inc. (a)	(185)	(71,601)
		(181,197)
Telecommunications: (0.26)%
BT Group PLC (a)(b)	(10,131)	(27,187)
Inseego Corp. (a)	(2,943)	(29,695)
		(56,882)
Transportation: (1.14)%
Atlas Air Worldwide Holdings, Inc. (a)	(506)	(34,464)
East Japan Railway Co. (b)	(400)	(28,541)
Hankyu Hanshin Holdings, Inc. (b)	(800)	(24,664)
Keisei Electric Railway Co. Ltd. (b)	(900)	(28,719)
Kintetsu Group Holdings Co Ltd. (a)(b)	(800)	(28,083)
Kirby Corp. (a)	(418)	(25,347)
MTR Corp. Ltd. (b)	(5,000)	(27,852)
Tobu Railway Co. Ltd. (b)	(1,000)	(25,852)
West Japan Railway Co. (b)	(500)	(28,507)
		(252,029)
TOTAL COMMON STOCKS (Proceeds $3,772,457)		(3,894,479)

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued) | 59

	Shares	Value
EXCHANGE TRADED FUNDS: (3.35)%
iShares Russell 2000	(1,599)	$(366,762)
SPDR S&P500 Trust	(872)	(373,267)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $737,238)		(740,029)

REAL ESTATE INVESTMENT TRUSTS: (0.23)%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(511)	(28,693)
Segro PLC (b)	(1,529)	(23,149)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $47,850)		(51,842)
TOTAL SECURITIES SOLD SHORT (Proceeds $4,557,545): (21.21%)		(4,686,350)

(a)	Non-dividend expense producing security.
(b)	Foreign issued security.

ADR      American Depositary Reciept

PLC       Public Limited Company

The accompanying notes are an integral part of these financial statements.

60 | LoCorr Spectrum Income Fund – Schedule of Investments (continued)

LoCorr Spectrum Income Fund

Composition of Investment Portfolio1

June 30, 2021 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 9.38%
Ares Capital Corp.	91,985	$1,801,986
BlackRock TCP Capital Corp.	48,279	667,216
Hercules Capital, Inc. (c)	103,637	1,768,047
New Mountain Finance Corp.	82,448	1,085,840
Newtek Business Services Corp.	18,338	640,363
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $5,239,644)		5,963,452

CLOSED-END INVESTMENT COMPANIES: 8.69%
Nuveen Credit Strategies Income Fund	176,203	1,189,370
Oaktree Specialty Lending Corp.	89,331	597,625
Sixth Street Specialty Lending, Inc.	23,352	518,181
TriplePoint Venture Growth BDC Corp.	36,037	547,402
Virtus AllianzGI Convertible & Income Fund	218,386	1,340,890
Virtus AllianzGI Convertible & Income Fund II	248,475	1,329,341
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $5,094,437)		5,522,809

COMMON STOCKS: 25.40%
Auto Parts & Equipment: 0.91%
China Yuchai International Ltd. – ADR (a)	35,938	576,445

Diversified Financial Services: 7.00%
Artisan Partners Asset Management, Inc. (c)	11,455	582,143
Lazard Ltd. – ADR (a)	13,618	616,215
Moelis & Co.	33,529	1,907,465
OneMain Holdings, Inc. (c)	22,418	1,343,062
		4,448,885
Electric: 3.10%
Avangrid, Inc.	24,336	1,251,601
Clearway Energy, Inc.	27,040	716,019
		1,967,620
Energy – Alternate Sources: 4.11%
Atlantica Yield PLC – ADR (a)(c)	38,495	1,432,784
NextEra Energy Partners LP (c)	15,486	1,182,511
		2,615,295

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Investments (continued) | 61

	Shares	Value
COMMON STOCKS: (continued)
Insurance: 0.83%
AMERISAFE, Inc.	8,800	$525,272

Mining: 0.78%
Southern Copper Corp. (c)	7,718	496,422

Pipelines: 4.95%
Antero Midstream Corp.	125,614	1,305,130
Hess Midstream LP	24,582	620,696
Williams Cos. Inc.	45,919	1,219,149
		3,144,975
Real Estate Invesmtment Trusts: 0.33%
American Finance Trust, Inc.	24,961	211,669

Transportation: 3.39%
Euronav NV - ADR (a)	36,974	344,598
Hoegh LNG Partners LP (a)	102,802	1,808,287
		2,152,885
TOTAL COMMON STOCKS (Cost $12,966,142)		16,139,468

MASTER LIMITED PARTNERSHIPS: 21.94%	Units
Diversified Financial Services: 1.15%
AllianceBernstein Holding LP	15,683	730,200

Energy - Alternate Sources: 1.41%
Enviva Partners LP (c)	17,109	896,683

Gas: 3.18%
Global Partners LP	78,023	2,022,356

Oil & Gas: 3.53%
Black Stone Minerals LP (c)	58,456	628,402
Kimbell Royalty Partners LP	55,407	711,980
Sunoco LP	23,992	904,498
		2,244,880
Oil & Gas Services: 3.10%
CrossAmerica Partners LP	41,789	796,498
USA Compression Partners LP (c)	71,189	1,173,195
		1,969,693
Pipelines: 6.78%
Crestwood Equity Partners LP	61,258	1,836,515
Delek Logistics Partners LP	14,405	604,434
Magellan Midstream Partners LP	25,712	1,257,574
Oasis Midstream Partners LP	26,014	610,028
		4,308,551
Private Equity: 2.79%
Icahn Enterprises LP (c)	32,251	1,773,483
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $9,446,527)		13,945,846

PREFERRED STOCKS: 3.19%
Pipelines: 3.19%	Shares
Crestwood Equity Partners LP, 9.250%	113,962	1,068,963
NuStar Energy LP 7.625%	43,362	958,734
TOTAL PREFERRED STOCKS (Cost $1,098,458)		2,027,697

PUBLICLY TRADED PARTNERSHIPS: 5.54%	Units
Brookfield Renewable Partners LP (a)(c)	37,413	1,443,019
Compass Diversified Holdings	31,268	797,334
KNOT Offshore Partners LP (a)	64,060	1,279,919
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $2,789,649)		3,520,272

REAL ESTATE INVESTMENT TRUSTS: 18.92%	Shares
AGNC Investment Corp.	68,436	1,155,884
Annaly Capital Management, Inc.	134,021	1,190,106
Apollo Commercial Real Estate Finance, Inc.	45,525	726,124
Equity Commonwealth	23,057	604,093
Global Net Lease, Inc.	103,883	1,921,836
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (c)	17,649	990,991
Invesco Mortgage Capital, Inc.	320,893	1,251,483
New Residential Investment Corp.	55,211	584,684
PotlatchDeltic Corp. (c)	20,157	1,071,345

The accompanying notes are an integral part of these financial statements.

62 | LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS: (continued)
Sabra Health Care, Inc.	30,088	$547,602
Starwood Property Trust, Inc.	52,212	1,366,388
W.P. Carey, Inc.	8,210	612,630
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,653,256)		12,023,166

ROYALTY TRUST: 2.03%
Mesabi Trust (c)	36,381	1,287,887
TOTAL ROYALTY TRUST (Cost $1,047,010)		1,287,887

SHORT TERM INVESTMENT: 4.49%
MONEY MARKET FUND: 4.49%
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (b)	2,851,640	2,851,640
TOTAL MONEY MARKET FUND (Cost $2,851,640)		2,851,640
TOTAL SHORT TERM INVESTMENT (Cost $2,851,640)		2,851,640

TOTAL INVESTMENTS (Cost $51,186,763): 99.58%		63,282,237
Other Assets in Excess of Liabilities: 0.42% (d)		266,640
TOTAL NET ASSETS: 100.00%		$63,548,877

(a)	Foreign issued security.
(b)	The rate quoted is the annualized seven-day effective yield as of June 30, 2021.
(c)	All of a portion of this security is held as collateral for options written. At June 30, 2021, the value of this collateral is $7,383,240.
(d)	Includes deposits at broker for derivative instruments. At June 30, 2021, the value of these assets total $452,048.

ADR	American Depositary Receipts
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Written Options | 63

LoCorr Spectrum Income Fund
Schedule of Written Options

June 30, 2021 (Unaudited)

	Notional Amount	Number of Contracts (a)	Value
WRITTEN OPTIONS: 0.19%
Call Options: 0.19%
Artisan Partners Asset Management, Inc. Expiration: July 2021, Exercise Price: $55.00	$559,020	(110)	$(1,100)
Atlantica Sustainable Infrastructure PLC Expiration: July 2021, Exercise Price: $40.00	1,380,862	(371)	(2,226)
Black Stone Minerals LP Expiration: August 2021, Exercise Price: $12.50	627,800	(584)	(5,840)
Brookfield Renewable Partners LP Expiration: July 2021, Exercise Price: $45.00	212,135	(55)	(275)
Enviva Partners LP Expiration: August 2021, Exercise Price: $55.00	225,363	(43)	(3,225)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. Expiration: July 2021, Exercise Price: $55.00	954,550	(170)	(31,620)
Hercules Capital, Inc. Expiration: July 2021, Exercise Price: $17.50	1,704,294	(999)	(7,992)
Icahn Enterprises LP Expiration: August 2021, Exercise Price: $60.00	1,770,678	(322)	(10,304)
MesabiTrust Expiration: August 2021, Exercise Price: $40.00	1,285,020	(363)	(12,705)
NextEra Energy Partners LP Expiration: August 2021, Exercise Price: $80.00	244,352	(32)	(4,160)
OneMain Holdings, Inc. Expiration: August 2021, Exercise Price: $66.50	1,341,984	(224)	(29,120)
PotlatchDeltic Corp. Expiration: July 2021, Exercise Price: $65.00	1,031,110	(194)	(2,425)
Southern Copper Corp. Expiration: August 2021, Exercise Price: $70.00	495,264	(77)	(11,165)
USA Compression Partners LP Expiration: July 2021, Exercise Price: $17.50	80,752	(49)	(245)
TOTAL WRITTEN OPTIONS (Premiums received $149,056)			$(122,402)

Percentages are stated as a percent of net assets.

(a)	Each contract is equivalent to 100 shares of common stock.

The accompanying notes are an integral part of these financial statements.

64 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Consolidated Statements of Assets & Liabilities

Consolidated Statements of Assets & Liabilities
June 30, 2021 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Assets
Investments, at value
(Cost $1,306,855,849, $578,001,830 and $238,397,443, respectively)	$1,320,110,125	$597,248,654	$240,378,230
Cash held as collateral for forward currency contracts (Note 2)	12,180,000	—	6,930,000
Foreign currency, at value (Cost $28,326,116, $0 and $0, respectively)	27,923,017	—	—
Receivable for Fund shares sold	6,361,378	4,650,344	751,426
Receivable for securities sold	—	8,450,000	—
Interest receivable	3,818,039	1,486,982	642,346
Receivable for unsettled open futures contracts	2,184,640	—	448,044
Deposits with broker for derivative instruments (Note 2)	87,868,331	69,803,311	29,584,022
Unrealized appreciation on swap contracts (Note 1)	—	20,590,264	—
Unrealized appreciation on forward currency contracts (Note 2)	24,854,940	—	1,908,789
Advance receipt on swap contracts	—	14,113,147	—
Prepaid expenses and other assets	160,057	103,067	52,397
Total Assets	1,485,460,527	716,445,769	280,695,254

Liabilities
Payable for Fund shares redeemed	$2,246,984	$159,752	$532,443
Payable for securities purchased	4,289,196	5,250,728	575,782
Payable for unsettled open futures contracts	2,594,677	—	763,056
Payable for variation margin on futures contracts	1,966,266	—	1,959,449
Accrued management fees (Note 5)	1,913,210	817,590	338,880
Accrued Trustees’ fees	25,842	11,373	5,477
Accrued Rule 12b-1 fees	134,015	132,074	135,631
Unrealized depreciation on forward currency contracts (Note 2)	37,902,301	—	3,026,126
Accrued expenses and other liabilities	415,982	184,442	116,560
Total Liabilities	51,488,473	6,555,959	7,453,404
Net Assets	$1,433,972,054	$709,889,810	$273,241,850

Net Assets Consist of:
Paid-in capital	$1,333,164,332	$661,622,600	$251,501,087
Total distributable earnings	100,807,722	48,267,210	21,740,763
NET ASSETS	$1,433,972,054	$709,889,810	$273,241,850

Class A Shares
Net assets	$86,256,716	$29,520,723	$16,325,316
Shares issued and outstanding (unlimited shares authorized, no par value)	9,669,767	2,747,625	1,322,071
Net asset value, redemption, and minimum offering price per share (a)	$ 8.92	$ 10.74	$ 12.35
Maximum offering price per share
($8.92/0.9425) ($10.74/0.9425) ($12.35/0.9425)(b)	$ 9.46	$ 11.40	$ 13.10

Class C Shares
Net assets	$41,284,552	$9,227,976	$12,368,896
Shares issued and outstanding (unlimited shares authorized, no par value)	4,886,421	900,535	1,040,517
Net asset value, redemption, and offering price per share (a)	$ 8.45	$ 10.25	$ 11.89

Class I Shares
Net assets	$1,306,430,786	$671,141,111	$244,547,638
Shares issued and outstanding (unlimited shares authorized, no par value)	143,885,043	61,665,082	19,706,423
Net asset value, redemption, and offering price per share	$ 9.08	$ 10.88	$ 12.41

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Statements of Assets & Liabilities | 65

Statements of Assets & Liabilities

June 30, 2021 (Unaudited)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Assets
Investments, at value (Cost $18,471,975 and $51,186,763, respectively)	$20,661,522	$63,282,237
Cash	—	8,296
Cash held as collateral for securities sold short (Note 2)	1,282,144	—
Foreign currency, at value (Cost $327,919 and $0, respectively)	327,987	—
Receivable for Fund shares sold	49,981	528,870
Receivable for securities sold	682,481	353,935
Dividends, interest and other receivables	11,839	197,369
Deposits with broker for securities sold short (Note 2)	4,493,269	—
Deposits with broker for options	—	452,048
Prepaid expenses and other assets	36,924	29,849
Total Assets	27,546,147	64,852,604

Liabilities
Securities sold short, at value (Proceeds $4,557,545 and $0, respectively)	$4,686,350	$—
Options written, at value (Premiums received $0 and $149,056, respectively)	—	122,402
Payable for Fund shares redeemed	3,202	84,903
Payable for securities purchased	681,943	829,184
Payable for distributions	—	85,644
Dividends payable	4,048	—
Accrued management fees (Note 5)	5,158	66,250
Accrued Trustees’ fees	413	1,157
Accrued Rule 12b-1 fees	13,440	63,652
Accrued expenses and other liabilities	57,526	50,535
Total Liabilities	5,452,080	1,303,727

Net Assets	$22,094,067	$63,548,877

Net Assets Consist of:
Paid-in capital	$19,902,838	$84,032,985
Total distributable earnings/(accumulated loss)	2,191,229	(20,484,108)
NET ASSETS	$22,094,067	$63,548,877

Class A Shares
Net assets	$3,898,958	$14,849,847
Shares issued and outstanding (unlimited shares authorized, no par value)	299,884	2,040,866
Net asset value, redemption, and minimum offering price per share (a)	$ 13.00	$ 7.28	(b)

Maximum offering price per share ($13.00/0.9425), ($7.28/0.9425), respectively(c)	$ 13.79	$ 7.72

Class C Shares
Net assets	$2,427,411	$16,256,514
Shares issued and outstanding (unlimited shares authorized, no par value)	199,253	2,209,707
Net asset value, redemption, and offering price per share (a)	$ 12.18	$ 7.36	(b)

Class I Shares
Net assets	$15,767,698	$32,442,516
Shares issued and outstanding (unlimited shares authorized, no par value)	1,186,306	4,473,787
Net asset value, redemption, and offering price per share	$ 13.29	$ 7.25	(b)

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

66 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Consolidated Statements of Operations

Consolidated Statements of Operations

Six Months Ended June 30, 2021 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Investment Income
Interest income	$7,632,635	$2,563,655	$1,401,660
Total Investment Income	7,632,635	2,563,655	1,401,660

Expenses
Management fees (Note 5)	10,566,022	4,221,803	1,957,927
Fund administration fees	195,347	104,435	64,613
Fund accounting fees	213,313	119,373	72,160
Trustees’ fees	52,484	22,660	11,063
Transfer agent fees and expenses	884,239	404,885	130,610
Custodian fees	33,469	13,061	8,070
Registration expenses	68,445	64,613	31,757
Rule 12b-1 fee – Class A (Note 5)	102,051	34,933	20,419
Rule 12b-1 fee – Class C (Note 5)	212,934	39,827	64,219
Legal and audit fees	41,602	30,296	23,673
Printing and mailing expenses	35,146	13,101	8,066
Other expenses	15,235	224,203	4,648
Net Expenses	12,420,287	5,293,190	2,397,225
Net Investment Loss	(4,787,652)	(2,729,535)	(995,565)

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward
Currency Contracts, Futures Contracts and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	1,642,383	11,116,009	603,538
Swap contracts	—	—	—
Forward currency contracts	(2,994,454)	—	174,625
Futures contracts	117,102,230	—	38,327,172
Foreign currency transactions	4,826,459	—	37,614
Net change in unrealized appreciation/depreciation on:
Investments	(10,314,317)	7,273,138	(2,348,541)
Swap contracts	—	33,689,483	—
Forward currency contracts	(18,114,160)	—	(4,407,082)
Futures contracts	(30,504,397)	—	(17,222,689)
Foreign currency translation	(676,552)	—	—
Net realized and unrealized gain	60,967,192	52,078,630	15,164,637
Net Increase in Net Assets Resulting From Operations	$56,179,540	$49,349,095	$14,169,072

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Statements of Operations	67

Statements of Operations
Six Months Ended June 30, 2021 (Unaudited)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Investment Income
Dividend and interest income (a)	$93,007	$954,265
Total Investment Income	93,007	954,265

Expenses
Management fees (Note 5)	150,575	361,291
Fund administration fees	35,422	30,692
Fund accounting fees	31,783	22,045
Trustees’ fees	806	2,248
Transfer agent fees and expenses	34,256	50,025
Custodian fees	47,127	4,772
Registration expenses	23,361	19,791
Rule 12b-1 fee – Class A (Note 5)	4,733	17,728
Rule 12b-1 fee – Class C (Note 5)	12,078	74,456
Legal and audit fees	11,984	16,375
Printing and mailing expenses	440	8,720
Other expenses	1,360	2,056
Total expenses before dividend and interest expense	353,925	610,199
Dividend expense on securities sold short (Note 2)	38,782	—
Interest expense	13,808	498
Interest expense on credit line (Note 8)	167	—
Total expenses before fee waiver from Adviser	406,682	610,697
Fee waiver from Adviser (Note 5)	(137,352)	(17,766)
Net Expenses	269,330	592,931
Net Investment Income (Loss)	(176,323)	361,334

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short,
Futures Contracts, Foreign Currency Translation and Written Options:
Net realized gain (loss) on:
Investments	3,418,938	4,126,297
Securities sold short	(1,204,694)	—
Futures contracts	295,292	—
Foreign currency transactions	4,326	—
Written options	—	113,982
Net change in unrealized appreciation/depreciation on:
Investments	(466,568)	6,314,872
Securities sold short	286,742	—
Futures contracts	(39,152)	—
Foreign currency translation	(6,032)	—
Written options	—	26,654
Net realized and unrealized gain	2,288,852	10,581,805
Net Increase in Net Assets Resulting From Operations	$2,112,529	$10,943,139

(a)     Net foreign tax withheld of $7,140 and $6,128, respectively.

The accompanying notes are an integral part of these financial statements.

68	LoCorr Macro Strategies Fund – Consolidated Statements of Changes in Net Assets

LoCorr Macro Strategies Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations
Net investment loss	$(4,787,652)	$(3,108,934)
Net realized gain on investments, forward currency contracts, futures contracts and
foreign currency transactions	120,576,618	6,907,586
Net change in unrealized appreciation/depreciation of investments, forward currency contracts, futures
contracts and foreign currency translation	(59,609,426)	54,310,602
Increase in Net Assets Resulting From Operations	56,179,540	58,109,254

Distributions From Earnings
Class A	—	(3,044,869)
Class C	—	(2,143,479)
Class I	—	(58,170,598)
Total Distributions From Earnings	—	(63,358,946)

Capital Transactions (Note 6)
Proceeds from shares sold	373,696,873	686,900,731
Proceeds from shares issued in connection with reorganization (a)	—	57,875,149
Reinvestment of distributions	—	56,490,383
Cost of shares redeemed	(180,070,607)	(438,436,073)
Increase in Net Assets From Capital Transactions	193,626,266	362,830,190

Total Increase in Net Assets	249,805,806	357,580,498

Net Assets
Beginning of period	1,184,166,248	826,585,750
End of period	$1,433,972,054	$1,184,166,248

(a) Shares of the Steben Managed Futures Strategy Fund converted into shares of the LoCorr Macro Strategies Fund on January 24, 2020. See Note 1.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Statements of Changes in Net Assets	69

LoCorr Long/Short Commodities Strategy Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations
Net investment loss	$(2,729,535)	$(1,734,973)
Net realized gain on investments and swap contracts	11,116,009	2,871,953
Net change in unrealized appreciation of investments and swap contracts	40,962,621	21,760,669
Increase in Net Assets Resulting From Operations	49,349,095	22,897,649

Distributions From Earnings
Class A	—	(687,537)
Class C	—	(165,370)
Class I	—	(12,840,661)
Total Distributions From Earnings	—	(13,693,568)

Capital Transactions (Note 6)
Proceeds from shares sold	278,169,189	425,232,265
Reinvestment of distributions	—	10,893,359
Cost of shares redeemed	(95,463,160)	(223,539,698)
Increase in Net Assets From Capital Transactions	182,706,029	212,585,926

Total Increase in Net Assets	232,055,124	221,790,007

Net Assets
Beginning of period	477,834,686	256,044,679
End of period	$709,889,810	$477,834,686

The accompanying notes are an integral part of these consolidated financial statements.

70 |	LoCorr Market Trend Fund – Consolidated Statements of Changes in Net Assets

LoCorr Market Trend Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Operations
Net investment loss	$(995,565)	$(884,021)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency transctions	39,142,949	(13,247,099)
Net change in unrealized appreciation/depreciation of investments, forward currency contracts, futures contracts and foreign currency translation	(23,978,312)	23,640,454
Increase in Net Assets Resulting From Operations	14,169,072	9,509,334

Distributions From Earnings
Class I	—	(570,347)
Total Distributions to Shareholders	—	(570,347)

Capital Transactions (Note 6)
Proceeds from shares sold	45,187,447	100,733,510
Reinvestment of distributions	—	551,952
Cost of shares redeemed	(42,231,702)	(127,312,911)
Increase (Decrease) in Net Assets From Capital Transactions	2,955,745	(26,027,449)

Total Increase (Decrease) in Net Assets	17,124,817	(17,088,462)

Net Assets
Beginning of period	256,117,033	273,205,495
End of period	$273,241,850	$256,117,033

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund – Statements of Changes in Net Assets	| 71

LoCorr Dynamic Equity Fund
Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Operations
Net investment loss	$(176,323)	$(384,911)
Net realized gain (loss) on investments, securities sold short, futures contracts and foreign currency transactions	2,513,862	(19,925)
Net change in unrealized depreciation of investments, securities sold short, futures contracts and foreign currency translation	(225,010)	(702,798)
Increase (Decrease) in Net Assets Resulting From Operations	2,112,529	(1,107,634)

Capital Transactions (Note 6)
Proceeds from shares sold	5,470,476	6,264,879
Reinvestment of distributions	—	—
Cost of shares redeemed	(3,561,473)	(14,782,464)
Increase (Decrease) in Net Assets From Capital Transactions	1,909,003	(8,517,585)

Total Increase (Decrease) in Net Assets	4,021,532	(9,625,219)

Net Assets
Beginning of period	18,072,535	27,697,754
End of period	$22,094,067	$18,072,535

The accompanying notes are an integral part of these financial statements.

72 |	LoCorr Spectrum Income Fund – Statements of Changes in Net Assets

LoCorr Spectrum Income Fund
Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Operations
Net investment income	$361,334	$1,033,961
Net realized gain (loss) on investments and written options	4,240,279	(8,616,208)
Net change in unrealized appreciation of investments and written options	6,341,526	571,050
Increase (Decrease) in Net Assets Resulting From Operations	10,943,139	(7,011,197)

Distributions From:
Earnings:
Class A	(478,735)	(524,026)
Class C	(448,504)	(394,734)
Class I	(951,851)	(757,177)
Return of capital:
Class A	—	(801,917)
Class C	—	(604,063)
Class I	—	(1,158,708)
Total Distributions From Earnings	(1,879,090)	(4,240,625)

Capital Transactions (Note 6)
Proceeds from shares sold	12,380,074	10,635,063
Reinvestment of distributions	1,366,795	3,001,128
Cost of shares redeemed	(7,407,396)	(28,130,066)
Redemption fees	—	4,942
Increase (Decrease) in Net Assets From Capital Transactions	6,339,473	(14,488,933)

Total Increase (Decrease) in Net Assets	15,403,522	(25,740,755)

Net Assets
Beginning of period	48,145,355	73,886,110
End of period	$63,548,877	$48,145,355

The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class A	| 73

LoCorr Macro Strategies Fund – Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$8.53	$8.56	$7.95	$8.64	$8.91	$8.54

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)	(0.04)	0.02	0.00 (b)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	0.43	0.49	0.98	(0.46)	0.31	0.64
Total from Investment Operations	0.39	0.45	1.00	(0.46)	0.25	0.55

Distributions From Earnings:
Net investment income	—	(0.39)	(0.16)	(0.10)	—	—
Net realized gains	—	(0.09)	(0.23)	(0.13)	(0.52)	(0.18)
Total Distributions	—	(0.48)	(0.39)	(0.23)	(0.52)	(0.18)

Redemption Fees	—	—	—	—	0.00 (b)	0.00	(b)

Net Asset Value, End of Period	$8.92	$8.53	$8.56	$7.95	$8.64	$8.91

Total Investment Return(c)	4.45%	5.41%	12.52%	(5.36)%	2.77%	6.39%

Net Assets, End of Period, in Thousands	$86,257	$77,035	$53,320	$55,075	$93,182	$297,844

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.14%	2.17%	2.16%	2.25%	2.33%	2.34	%(d)(e)
After expense waiver or recovery	2.14%	2.18%	2.24%	2.24%	2.28%	2.34	%(d)(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.95)%	(0.49)%	0.32%	0.03%	(0.76)%	(0.96	)%(d)
After expense waiver or recovery	(0.95)%	(0.50)%	0.24%	0.04%	(0.71)%	(0.96	)%(d)

Portfolio turnover rate(f)	29%	56%	84%	105%	97%	62%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% for the year ended December 31, 2016.
(f)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

74 |	LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class C

LoCorr Macro Strategies Fund – Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$8.11	$8.15	$7.62	$8.27	$8.62	$8.32

Income (loss) from investment operations:
Net investment loss (a)	(0.07)	(0.10)	(0.04)	(0.06)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	0.41	0.47	0.92	(0.43)	0.30	0.63
Total from Investment Operations	0.34	0.37	0.88	(0.49)	0.17	0.48

Distributions From Earnings:
Net investment income	—	(0.32)	(0.12)	(0.03)	—	—
Net realized gains	—	(0.09)	(0.23)	(0.13)	(0.52)	(0.18)
Total Distributions	—	(0.41)	(0.35)	(0.16)	(0.52)	(0.18)

Redemption Fees	—	—	—	—	0.00 (b)	0.00	(b)

Net Asset Value, End of Period	$8.45	$8.11	$8.15	$7.62	$8.27	$8.62

Total Investment Return(c)	4.07%	4.69%	11.57%	(5.98)%	1.93%	5.72%

Net Assets, End of Period, in Thousands	$41,284	$43,684	$47,205	$53,148	$90,653	$113,814

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.89%	2.92%	2.91%	3.00%	3.08%	3.09	%(d)(e)
After expense waiver or recovery	2.89%	2.93%	2.99%	2.99%	3.03%	3.09	%(d)(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.70)%	(1.24)%	(0.43)%	(0.72)%	(1.51)%	(1.71	)%(d)
After expense waiver or recovery	(1.70)%	(1.25)%	(0.51)%	(0.71)%	(1.46)%	(1.71	)%(d)

Portfolio turnover rate(f)	29%	56%	84%	105%	97%	62%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% for the year ended December 31, 2016.
(f)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class I	| 75

LoCorr Macro Strategies Fund – Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$8.67	$8.69	$8.07	$8.77	$9.01	$8.62

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)	(0.02)	0.04	0.02	(0.04)	(0.07)
Net realized and unrealized gain (loss)	0.44	0.50	0.99	(0.47)	0.32	0.64
Total from Investment Operations	0.41	0.48	1.03	(0.45)	0.28	0.57

Distributions From Earnings:
Net investment income	—	(0.41)	(0.18)	(0.12)	—	(0.00)
Net realized gains	—	(0.09)	(0.23)	(0.13)	(0.52)	(0.18)
Total Distributions	—	(0.50)	(0.41)	(0.25)	(0.52)	(0.18)

Redemption Fees	—	—	—	—	0.00 (b)	0.00	(b)

Net Asset Value, End of Period	$9.08	$8.67	$8.69	$8.07	$8.77	$9.01

Total Investment Return	4.61%	5.70%	12.72%	(5.08)%	3.07%	6.57%

Net Assets, End of Period, in Thousands	$1,306,431	$1,063,447	$726,061	$445,858	$605,983	$471,002

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.89%	1.92%	1.91%	2.00%	2.08%	2.09	%(c)(d)
After expense waiver or recovery	1.89%	1.93%	1.99%	1.99%	2.03%	2.09	%(c)(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.70)%	(0.24)%	(0.57)%	(0.28)%	(0.51)%	(0.71	)%(c)
After expense waiver or recovery	(0.70)%	(0.25)%	(0.49)%	(0.29)%	(0.46)%	(0.71	)%(c)

Portfolio turnover rate(e)	29%	56%	84%	105%	97%	62%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense of 0.01% for the year ended December 31, 2016.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

76 |	LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class A

LoCorr Long/Short Commodities Strategy Fund – Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020		2019	2018	2017		2016

Per Share
Net asset value, beginning of period	$9.89	$9.26		$9.90	$9.71	$9.17		$9.72

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)	(0.07)		0.05	0.02	(0.04)		(0.10)
Net realized and unrealized gain (loss)	0.91	0.96		(0.67)	1.39	0.58		(0.18)
Total from Investment Operations	0.85	0.89		(0.62)	1.41	0.54		(0.28)

Distributions From Earnings:
Net investment income	—	(0.26)		(0.02)	(1.22)	(0.00	)(b)	(0.27)
Net realized gains	—	(0.00	)(b)	—	—	—		—
Total Distributions	—	(0.26)		(0.02)	(1.22)	(0.00)		(0.27)

Redemption Fees	—	—		—	—	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$10.74	$9.89		$9.26	$9.90	$9.71		$9.17

Total Investment Return(c)	8.59%	9.66%		(6.24)%	15.05%	5.91%		(2.98)%

Net Assets, End of Period, in Thousands	$29,521	$26,546		$45,513	$68,719	$25,575		$34,860

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.09%	2.08%		2.11%	2.16%	2.28%		2.22	%(e)
After expense waiver or recovery	2.09%	2.08%		2.14%	2.20%	2.20%		2.20	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.19)%	(0.65)%		0.57%	0.22%	(0.52)%		(0.99)%
After expense waiver or recovery	(1.19)%	(0.65)%		0.54%	0.18%	(0.44)%		(0.97)%

Portfolio turnover rate(f)	29%	60%		103%	92%	74%		105%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.00% for the year ended December 31, 2016.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class C	| 77

LoCorr Long/Short Commodities Strategy Fund – Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020		2019		2018	2017		2016

Per Share
Net asset value, beginning of period	$9.47	$8.89		$9.55		$9.41	$8.95		$9.51

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.09)	(0.13)		(0.02)		(0.06)	(0.11)		(0.17)
Net realized and unrealized gain (loss)	0.87	0.91		(0.64)		1.35	0.57		(0.18)
Total from Investment Operations	0.78	0.78		(0.66)		1.29	0.46		(0.35)

Distributions From Earnings:
Net investment income	—	(0.20)		(0.00	)(b)	(1.15)	(0.00	)(b)	(0.21)
Net realized gains	—	(0.00	)(b)	—		—	—		—
Total Distributions	—	(0.20)		(0.00)		(1.15)	(0.00)		(0.21)

Redemption Fees	—	—		—		—	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$10.25	$9.47		$8.89		$9.55	$9.41		$8.95

Total Investment Return(c)	8.24%	8.83%		(6.90)%		14.20%	5.17%		(3.72)%

Net Assets, End of Period, in Thousands	$9,228	$7,938		$6,645		$6,503	$4,737		$7,383

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.84%	2.83%		2.86%		2.91%	3.03%		2.97	%(e)
After expense waiver or recovery	2.84%	2.83%		2.89%		2.95%	2.95%		2.95	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.94)%	(1.40)%		(0.18)%		(0.53)%	(1.27)%		(1.74)%
After expense waiver or recovery	(1.94)%	(1.40)%		(0.21)%		(0.57)%	(1.19)%		(1.72)%

Portfolio turnover rate(f)	29%	60%		103%		92%	74%		105%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.00% for the year ended December 31, 2016.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

78 |	LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class I

LoCorr Long/Short Commodities Strategy Fund – Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020		2019	2018	2017		2016

Per Share
Net asset value, beginning of period	$10.00	$9.38		$10.03	$9.81	$9.24		$9.79

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.05)	(0.04)		0.08	0.05	(0.02)		(0.07)
Net realized and unrealized gain (loss)	0.93	0.95		(0.68)	1.41	0.59		(0.18)
Total from Investment Operations	0.88	0.91		(0.60)	1.46	0.57		(0.25)

Distributions From Earnings:
Net investment income	—	(0.29)		(0.05)	(1.24)	(0.00	)(b)	(0.30)
Net realized gains	—	(0.00	)(b)	—	—	—		—
Total Distributions	—	(0.29)		(0.05)	(1.24)	(0.00)		(0.30)

Redemption Fees	—	—		—	—	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$10.88	$10.00		$9.38	$10.03	$9.81		$9.24

Total Investment Return	8.69%	9.91%		(5.97)%	15.40%	6.19%		(2.67)%

Net Assets, End of Period, in Thousands	$671,141	$443,351		$203,887	$181,804	$52,935		$81,204

Ratios/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.84%	1.83%		1.86%	1.91%	2.03%		1.97	%(d)
After expense waiver or recovery	1.84%	1.83%		1.89%	1.95%	1.95%		1.95	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.94)%	(0.40)%		0.82%	0.47%	(0.27)%		(0.74)%
After expense waiver or recovery	(0.94)%	(0.40)%		0.79%	0.43%	(0.19)%		(0.72)%

Portfolio turnover rate(e)	29%	60%		103%	92%	74%		105%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense of 0.00% for the year ended December 31, 2016.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Financial Highlights – Class A	| 79

LoCorr Market Trend Fund – Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$11.70	$11.19	$9.52	$11.03	$10.65	$12.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)	(0.06)	0.01	(0.03)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	0.71	0.57	1.74	(1.48)	0.48	(1.01)
Total from Investment Operations	0.65	0.51	1.75	(1.51)	0.38	(1.16)

Distributions From Earnings:
Net investment income	—	—	(0.08)	—	—	(0.19)
Net realized gains	—	—	—	—	—	—
Total Distributions	—	—	(0.08)	—	—	(0.19)

Redemption Fees	—	—	—	—	0.00 (b)	0.00	(b)

Net Asset Value, End of Period	$12.35	$11.70	$11.19	$9.52	$11.03	$10.65

Total Investment Return(c)	5.65%	4.47%	18.33%	(13.69)%	3.57%	(9.71)%

Net Assets, End of Period, in Thousands	$16,325	$16,952	$21,966	$32,082	$61,557	$133,146

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.02%	2.04%	2.02%	1.99%	2.00%	2.02	%(d)
After expense waiver or recovery	2.02%	2.04%	2.02%	1.99%	2.00%	2.02	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.95)%	(0.52)%	0.14%	(0.24)%	(0.97)%	(1.24)%
After expense waiver or recovery	(0.95)%	(0.52)%	0.14%	(0.24)%	(0.97)%	(1.24)%

Portfolio turnover rate(e)	32%	125%	119%	91%	85%	83%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

80 |	LoCorr Market Trend Fund - Consolidated Financial Highlights – Class C

LoCorr Market Trend Fund – Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$11.30	$10.89	$9.28	$10.83	$10.53	$11.92

Income (loss) from investment operations:
Net investment loss (a)	(0.10)	(0.13)	(0.06)	(0.10)	(0.18)	(0.23)
Net realized and unrealized gain (loss)	0.69	0.54	1.67	(1.45)	0.48	(1.01)
Total from Investment Operations	0.59	0.41	1.61	(1.55)	0.30	(1.24)

Distributions From Earnings:
Net investment income	—	—	—	—	—	(0.15)
Net realized gains	—	—	—	—	—	—
Total Distributions	—	—	—	—	—	(0.15)

Redemption Fees	—	—	—	—	0.00 (b)	0.00	(b)

Net Asset Value, End of Period	$11.89	$11.30	$10.89	$9.28	$10.83	$10.53

Total Investment Return(c)	5.22%	3.76%	17.35%	(14.31)%	2.85%	(10.45)%

Net Assets, End of Period, in Thousands	$12,369	$13,170	$16,320	$23,417	$43,772	$89,454

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.77%	2.79%	2.77%	2.74%	2.75%	2.77	%(d)
After expense waiver or recovery	2.77%	2.79%	2.77%	2.74%	2.75%	2.77	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.70)%	(1.27)%	(0.61)%	(0.99)%	(1.72)%	(1.99)%
After expense waiver or recovery	(1.70)%	(1.27)%	(0.61)%	(0.99)%	(1.72)%	(1.99)%

Portfolio turnover rate(e)	32%	125%	119%	91%	85%	83%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights – Class I	| 81

LoCorr Market Trend Fund – Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021 (Unaudited)	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$11.74	$11.23	$9.60	$11.09	$10.68	$12.02

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)	(0.03)	0.04	0.00 (b)	(0.08)	(0.12)
Net realized and unrealized gain (loss)	0.71	0.57	1.74	(1.49)	0.49	(1.02)
Total from Investment Operations	0.67	0.54	1.78	(1.49)	0.41	(1.14)

Distributions From Earnings:
Net investment income	—	(0.03)	(0.15)	—	—	(0.20)
Net realized gains	—	—	—	—	—	—
Total Distributions	—	(0.03)	(0.15)	—	—	(0.20)

Redemption Fees	—	—	—	—	0.00 (b)	0.00	(b)

Net Asset Value, End of Period	$12.41	$11.74	$11.23	$9.60	$11.09	$10.68

Total Investment Return	5.71%	4.81%	18.53%	(13.44)%	3.84%	(9.49)%

Net Assets, End of Period, in Thousands	$244,548	$225,995	$234,919	$287,702	$561,372	$797,845

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.77%	1.79%	1.77%	1.74%	1.75%	1.77	%(c)
After expense waiver or recovery	1.77%	1.79%	1.77%	1.74%	1.75%	1.77	%(c)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.70)%	(0.27)%	0.39%	0.01%	(0.72)%	(0.99)%
After expense waiver or recovery	(0.70)%	(0.27)%	0.39%	0.01%	(0.72)%	(0.99)%

Portfolio turnover rate(d)	32%	125%	119%	91%	85%	83%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

82 |	LoCorr Dynamic Equity Fund – Financial Highlights – Class A

LoCorr Dynamic Equity Fund – Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$11.62	$11.20	$9.92	$11.82	$12.06	$9.64

Income (loss) from investment operations:
Net investment loss (a)	(0.12)	(0.20)	(0.19)	(0.25)	(0.30)	(0.32)
Net realized and unrealized gain (loss)	1.50	0.62 (b)	1.51	(1.26)	0.59	2.74
Total from Investment Operations	1.38	0.42	1.32	(1.51)	0.29	2.42

Distributions From Earnings:
Net realized gains	—	—	(0.04)	(0.39)	(0.53)	—
Total Distributions	—	—	(0.04)	(0.39)	(0.53)	—

Redemption Fees	—	—	—	—	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$13.00	$11.62	$11.20	$9.92	$11.82	$12.06

Total Investment Return(d)	11.88%	3.75%	13.40%	(12.87)%	2.38%	25.10%

Net Assets, End of Period, in Thousands	$3,899	$3,828	$6,744	$8,473	$19,962	$28,243

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	4.13%	4.51%	3.73%	3.40%	3.42%	3.74%
After expense waiver or recovery	2.77%	3.15%	3.02%	3.21%	3.35%	3.49%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	3.61%	3.60%	2.95%	3.20%	3.22%	3.40%
After expense waiver or recovery	2.24%	2.24%	2.24%	3.01%	3.15%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(3.21)%	(3.31)%	(2.44)%	(2.39)%	(2.61)%	(3.23)%
After expense waiver or recovery	(1.84)%	(1.95)%	(1.73)%	(2.20)%	(2.54)%	(2.98)%

Portfolio turnover rate(e)	305%	953%	300%	449%	363%	343%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Financial Highlights – Class C	| 83

LoCorr Dynamic Equity Fund – Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$10.93	$10.62	$9.47	$11.39	$11.73	$9.45

Income (loss) from investment operations:
Net investment loss (a)	(0.15)	(0.26)	(0.26)	(0.32)	(0.38)	(0.38)
Net realized and unrealized gain (loss)	1.40	0.57 (b)	1.45	(1.21)	0.57	2.66
Total from Investment Operations	1.25	0.31	1.19	(1.53)	0.19	2.28

Distributions From Earnings:
Net realized gains	—	—	(0.04)	(0.39)	(0.53)	—
Total Distributions	—	—	(0.04)	(0.39)	(0.53)	—

Redemption Fees	—	—	—	—	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$12.18	$10.93	$10.62	$9.47	$11.39	$11.73

Total Investment Return(d)	11.44%	2.92%	12.54%	(13.45)%	1.59%	24.13%

Net Assets, End of Period, in Thousands	$2,427	$2,436	$4,031	$5,255	$11,084	$11,218

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	4.88%	5.26%	4.48%	4.15%	4.17%	4.49%
After expense waiver or recovery	3.52%	3.90%	3.77%	3.96%	4.10%	4.24%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	4.36%	4.35%	3.70%	3.95%	3.97%	4.15%
After expense waiver or recovery	2.99%	2.99%	2.99%	3.76%	3.90%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(3.96)%	(4.06)%	(3.19)%	(3.14)%	(3.36)%	(3.98)%
After expense waiver or recovery	(2.59)%	(2.70)%	(2.48)%	(2.95)%	(3.29)%	(3.73)%

Portfolio turnover rate(e)	305%	953%	300%	449%	363%	343%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

84 |	LoCorr Dynamic Equity Fund – Financial Highlights – Class I

LoCorr Dynamic Equity Fund – Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021* (Unaudited)	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$11.86	$11.41	$10.07	$11.96	$12.17	$9.71

Income (loss) from investment operations:
Net investment loss (a)	(0.10)	(0.17)	(0.17)	(0.23)	(0.28)	(0.30)
Net realized and unrealized gain (loss)	1.53	0.62 (b)	1.55	(1.27)	0.60	2.76
Total from Investment Operations	1.43	0.45	1.38	(1.50)	0.32	2.46

Distributions From Earnings:
Net realized gains	—	—	(0.04)	(0.39)	(0.53)	—
Total Distributions	—	—	(0.04)	(0.39)	(0.53)	—

Redemption Fees	—	—	—	—	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$13.29	$11.86	$11.41	$10.07	$11.96	$12.17

Total Investment Return	11.96%	4.03%	13.68%	(12.55)%	2.60%	25.33%

Net Assets, End of Period, in Thousands	$15,768	$11,809	$16,293	$16,545	$32,781	$44,816

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	3.88%	4.26%	3.48%	3.15%	3.17%	3.49%
After expense waiver or recovery	2.52%	2.90%	2.77%	2.96%	3.10%	3.24%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	3.36%	3.35%	2.70%	2.95%	2.97%	3.15%
After expense waiver or recovery	1.99%	1.99%	1.99%	2.76%	2.90%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(2.96)%	(3.06)%	(2.19)%	(2.14)%	(2.36)%	(2.98)%
After expense waiver or recovery	(1.59)%	(1.70)%	(1.48)%	(1.95)%	(2.29)%	(2.73)%

Portfolio turnover rate(d)	305%	953%	300%	449%	363%	343%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Financial Highlights – Class A	| 85

LoCorr Spectrum Income Fund – Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2021* (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$6.15	$6.89	$6.26	$7.39	$7.70	$7.78

Income (loss) from investment operations:
Net investment income (a)	0.05	0.12	0.13	0.22	0.17	0.29
Net realized and unrealized gain (loss)	1.31	(0.40)	1.00	(0.78)	0.09	0.20
Total from Investment Operations	1.36	(0.28)	1.13	(0.56)	0.26	0.49

Distributions From Earnings:
Net investment income	(0.23)	(0.18)	(0.12)	(0.26)	(0.15)	(0.37)
Return of capital	—	(0.28)	(0.38)	(0.31)	(0.42)	(0.20)
Total Distributions	(0.23)	(0.46)	(0.50)	(0.57)	(0.57)	(0.57)

Redemption Fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$7.28	$6.15	$6.89	$6.26	$7.39	$7.70

Total Investment Return (c)	22.42%	(2.75)%	18.37%	(8.22)%	3.50%	6.64%

Net Assets, End of Period, in Thousands	$14,850	$13,635	$25,192	$22,610	$29,970	$33,032

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.12%	2.19%	2.02%	1.98%	1.95%	2.02%
After expense waiver or recovery	2.05%	2.06%	2.02%	1.98%	1.99%	2.05%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.11%	2.18%	2.02%	1.98%	1.95%	2.02%
After expense waiver or recovery	2.05%	2.04%	2.02%	1.98%	1.99%	2.05%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.32%	1.93%	1.94%	3.01%	2.27%	3.81%
After expense waiver or recovery	1.38%	2.07%	1.94%	3.01%	2.23%	3.78%

Portfolio turnover rate(e)	31%	88%	75%	82%	84%	92%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)    Net investment income (loss) per share is based on average shares outstanding.

(b)    Amount represents less than $0.005 per share.

(c)    Total investment return excludes the effect of applicable sales charges.

(d)    Ratios do not include the expenses of the investment companies in which the Fund invests.

(e)    Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

86 |	LoCorr Spectrum Income Fund – Financial Highlights – Class C

LoCorr Spectrum Income Fund – Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2021* (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$6.21	$6.96	$6.31	$7.42	$7.72	$7.78

Income (loss) from investment operations:
Net investment income(a)	0.02	0.07	0.08	0.16	0.11	0.23
Net realized and unrealized gain (loss)	1.34	(0.40)	1.01	(0.77)	0.09	0.21
Total from Investment Operations	1.36	(0.33)	1.09	(0.61)	0.20	0.44

Distributions From Earnings:
Net investment income	(0.21)	(0.17)	(0.10)	(0.23)	(0.13)	(0.33)
Return of capital	—	(0.25)	(0.34)	(0.27)	(0.37)	(0.17)
Total Distributions	(0.21)	(0.42)	(0.44)	(0.50)	(0.50)	(0.50)

Redemption Fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$7.36	$6.21	$6.96	$6.31	$7.42	$7.72

Total Investment Return (c)	22.12%	(3.70)%	17.59%	(8.85)%	2.62%	5.88%

Net Assets, End of Period, in Thousands	$16,256	$13,295	$18,645	$18,092	$23,511	$25,898

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.87%	2.94%	2.77%	2.73%	2.70%	2.77%
After expense waiver or recovery	2.80%	2.81%	2.77%	2.73%	2.74%	2.80%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.86%	2.93%	2.77%	2.73%	2.70%	2.77%
After expense waiver or recovery	2.80%	2.79%	2.77%	2.73%	2.74%	2.80%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.57%	1.18%	1.19%	2.26%	1.52%	3.06%
After expense waiver or recovery	0.63%	1.32%	1.19%	2.26%	1.48%	3.03%

Portfolio turnover rate(e)	31%	88%	75%	82%	84%	92%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)     Net investment income (loss) per share is based on average shares outstanding.

(b)     Amount represents less than $0.005 per share.

(c)     Total investment return excludes the effect of applicable sales charges.

(d)     Ratios do not include the expenses of the investment companies in which the Fund invests.

(e)     Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Financial Highlights – Class I	| 87

LoCorr Spectrum Income Fund – Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2021* (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of period	$6.13	$6.88	$6.25	$7.38	$7.69	$7.78

Income (loss) from investment operations:
Net investment income(a)	0.06	0.13	0.15	0.24	0.19	0.31
Net realized and unrealized gain (loss)	1.30	(0.40)	1.00	(0.77)	0.10	0.20
Total from Investment Operations	1.36	(0.27)	1.15	(0.53)	0.29	0.51

Distributions From Earnings:
Net investment income	(0.24)	(0.19)	(0.12)	(0.27)	(0.16)	(0.39)
Return of capital	—	(0.29)	(0.40)	(0.33)	(0.44)	(0.21)
Total Distributions	(0.24)	(0.48)	(0.52)	(0.60)	(0.60)	(0.60)

Redemption Fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$7.25	$6.13	$6.88	$6.25	$7.38	$7.69

Total Investment Return	22.48%	(2.60)%	18.74%	(7.91)%	3.85%	6.85%

Net Assets, End of Period, in Thousands	$32,443	$21,215	$30,049	$27,618	$43,032	$46,838

Ratios/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.87%	1.94%	1.77%	1.73%	1.70%	1.77%
After expense waiver or recovery	1.80%	1.81%	1.77%	1.73%	1.74%	1.80%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	1.86%	1.93%	1.77%	1.73%	1.70%	1.77%
After expense waiver or recovery	1.80%	1.79%	1.77%	1.73%	1.74%	1.80%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.57%	2.18%	2.19%	3.26%	2.52%	4.06%
After expense waiver or recovery	1.63%	2.32%	2.19%	3.26%	2.48%	4.03%

Portfolio turnover rate(d)	31%	88%	75%	82%	84%	92%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)    Net investment income (loss) per share is based on average shares outstanding.

(b)    Amount represents less than $0.005 per share.

(c)    Ratios do not include the expenses of the investment companies in which the Fund invests.

(d)    Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

88 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Investment Trust

Notes

June 30, 2021 (Unaudited)

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services- Investment Companies. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The Funds are each diversified funds.

The LoCorr Macro Strategies Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Dynamic Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.

The Steben Managed Futures Strategy Fund reorganized into the LoCorr Macro Strategies Fund as of the close of business on January 24, 2020. Under the terms of the Plan, the Adviser paid all expenses associated with the reorganization. In addition, under the terms of the Plan, shareholders of the Steben Managed Futures Strategy Fund received shares of the LoCorr Macro Strategies Fund equal in U.S. dollar value to the interests of such shareholders in the Steben Managed Futures Strategy Fund with each LoCorr Macro Strategies Fund’s shares ordinarily valued as of the close of regular trading on the NYSE on the business day immediately prior to the closing date. This was accomplished as a tax free exchange. For financial reporting purposes, assets received, and shares issued by the LoCorr Macro Strategies Fund were recorded at fair value; however, the cost basis of the investments received from the Steben Managed Futures Strategy Fund was carried forward to align ongoing reporting of the LoCorr Macro Strategies Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Wholly-owned and Controlled Subsidiaries

In order to achieve their investment objectives, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”) and LCMT Fund Limited (“LCMT”), respectively; each company is incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectuses and Statement of Additional Information.

At June 30, 2021 investments in LCMFS, LCLSCS and LCMT represented 1.70%, 20.09% and 2.15% of the total net assets of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund, respectively. See Note 2.

The consolidated financial statements of the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary are a “commodity pool” under the U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

At June 30, 2021 LCLSCS Fund Limited invested in a swap contract, for which the notional amount was $414,945,098. At June 30, 2021, LCLSCS reported unrealized appreciation on the swap contract of $20,590,264. In addition, LCLSCS holds cash and cash equivalents as collateral on the swap contract. At June 30, 2021, LCLSCS Fund Limited invested in a purchased option, for which the value, as reported on the consolidated schedule of investments is an accurate representation of the volume of activity for the period ended June 30, 2021. At June 30, 2021, LCLSCS reported unrealized appreciation on the purchased call option of $15,492,104.

At June 30, 2021 investments held by LCMFS and LCMT include open futures contracts and other investments intended to serve as margin or collateral for futures positions. At June 30, 2021, LCMFS held long open futures contracts with a total notional amount of $329,024,312 and net unrealized appreciation of $2,029,043 and short open futures contracts with a total notional amount of $136,482,991 and net unrealized depreciation of $1,148,088. At June 30, 2021, LCMT held long open futures contracts with a total notional amount of $87,711,538 and net unrealized appreciation of $491,716 and short open futures contracts with a total notional amount of $25,896,310 and net unrealized appreciation of $107,214.

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Share Classes

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase. As of May 1, 2017, none of the other Funds are subject to a redemption fee.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Macro Strategies Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Dynamic Equity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

The Funds follow fair valuation accounting standards in accordance with GAAP, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

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American Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies (“BDCs”) and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds

The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, usability for hedging, the ability to go long and short, and (for some ETFs) the provision of periodic distributions. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETF shares may trade at a premium or discount to NAV per share. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities

Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their NAV. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments

Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker- dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures, forward currency and foreign currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fund-linked options are stated at fair value based on the fair value of Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC, taking into account any fees and expenses associated with the fund-linked option. Fund-linked options are generally categorized in Level 2.

Fair Value Pricing

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.

In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●	securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●	securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/ relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●	For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on:

●	a multiple of earnings;

●	a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or

●	yield to maturity with respect to debt issues, or a combination of these and other methods.

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Fair value determinations are not based on what the Adviser believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Adviser. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Funds will hold the investment until maturity.

Some of the general factors that the Adviser considers in determining a valuation method for an individual issue of securities include, but shall not be limited to:

●	the fundamental analytical data relating to the investment;

●	the nature and duration of restrictions (if any) on disposition of the securities;

●	evaluation of the forces that influence the market in which these securities are purchased or sold;

●	changes in interest rates;

●	government (domestic or foreign) actions or pronouncements; and

●	other news events.

With respect to securities traded on foreign markets, the Adviser considers the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS.

Among the more specific factors that the Funds’ Adviser considers (if applicable) in determining a valuation method for an individual issue of securities are:

●	type of security;

●	financial statements of the issuer;

●	cost at date of purchase;

●	size of holding;

●	discount from market value of unrestricted securities of the same class at time of purchase;

●	special reports prepared by analysts;

●	information as to any transactions or offers with respect to the security;

●	existence of merger proposals or tender offers affecting the securities;

●	price and extent of public trading in similar securities of the issuer or comparable companies; and

●	other relevant matters.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Funds might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

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The following table summarizes LoCorr Macro Strategies Fund’s consolidated investments and other financial instruments as of June 30, 2021:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$135,409,835	$—	$135,409,835
Corporate Bonds	—	346,727,428	—	346,727,428
Mortgage Backed Securities	—	154,828,968	—	154,828,968
Municipal Bonds	—	6,895,351	—	6,895,351
U.S. Government Agency Issues	—	137,930,962	—	137,930,962
U.S. Government Notes	—	486,551,156	—	486,551,156
Short Term Investment	51,766,425	—	—	51,766,425
Total Investments	$51,766,425	$1,268,343,700	$—	$1,320,110,125

Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$(36,066,508)	$—	$(36,066,508)
Sale	—	23,019,147	—	23,019,147
Total Forward Currency Contracts	—	(13,047,361)	—	(13,047,361)
Futures Contracts
Long	$3,257,545	$7,832	$—	$3,265,377
Short	(4,988,479)	(7,721)	—	(4,996,200)
Total Futures Contracts	(1,730,934)	111	—	(1,730,823)
Total Other Financial Instruments	$(1,730,934)	$(13,047,250)	$—	$(14,778,184)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2021.

The LoCorr Macro Strategies Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of June 30, 2021:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$52,209,684	$—	$52,209,684
Corporate Bonds	—	146,310,489	—	146,310,489
Foreign Government Bond	—	3,807	—	3,807
Mortgage Backed Securities	—	62,649,975	—	62,649,975
Municipal Bonds	—	1,660,158	—	1,660,158
Purchased Call Option	—	29,234,066	—	29,234,066
U.S. Government Agency Issues	—	64,422,345	—	64,422,345
U.S. Government Notes	—	212,954,127	—	212,954,127
Short Term Investment	27,804,003	—	—	27,804,003
Total Investments	$27,804,003	$569,444,651	$—	$597,248,654

Swap Contracts*
Long Total Return Swap Contracts	$—	$20,590,264	$—	$20,590,264
Total Swap Contracts	$—	$20,590,264	$—	$20,590,264

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s investment in swap contracts represents the net unrealized appreciation at June 30, 2021.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the period.

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The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of June 30, 2021:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$22,006,385	$—	$22,006,385
Corporate Bonds	—	63,468,053	—	63,468,053
Mortgage Backed Securities	—	26,530,939	—	26,530,939
Municipal Bonds	—	1,526,452	—	1,526,452
U.S. Government Agency Issues	—	25,113,217	—	25,113,217
U.S. Government Notes	—	90,493,803	—	90,493,803
Short Term Investment	11,239,381	—	—	11,239,381
Total Investments	$11,239,381	$229,138,849	$—	$240,378,230

Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$(3,009,566)	$—	$(3,009,566)
Sale	—	1,892,229	—	1,892,229
Total Forward Currency Contracts	—	(1,117,337)	—	(1,117,337)
Futures Contracts
Long	$(137,213)	$—	$—	$(137,213)
Short	(2,471,505)	—	—	(2,471,505)
Total Futures Contracts	(2,608,718)	—	—	(2,608,718)
Total Other Financial Instruments	$(2,608,718)	$(1,117,337)	$—	$(3,726,055)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2021.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Dynamic Equity Fund’s investments and securities sold short as of June 30, 2021:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$16,258,575	$10,919	$—	$16,269,494
Real Estate Investment Trusts	689,206	—	—	689,206
Warrant	1,315	—	—	1,315
Short Term Investment	3,701,507	—	—	3,701,507
Total Investments	$20,650,603	$10,919	—	$20,661,522

Securities Sold Short
Common Stocks	$(3,894,479)	$—	$—	$(3,894,479)
Exchange Traded Funds	(740,029)	—	—	(740,029)
Real Estate Investment Trusts	(51,842)	—	—	(51,842)
Total Securities Sold Short	$(4,686,350)	$—	$—	$(4,686,350)

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

The LoCorr Dynamic Equity Fund did not hold any Level 3 assets or liabilities during the year.

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The following table summarizes LoCorr Spectrum Income Fund’s investments and written options as of June 30, 2021:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$5,963,452	$—	$—	$5,963,452
Closed-End Investment Companies	5,522,809	—	—	5,522,809
Common Stocks	16,139,468	—	—	16,139,468
Master Limited Partnerships	13,945,846	—	—	13,945,846
Preferred Stocks	2,027,697	—	—	2,027,697
Publicly Traded Partnerships	3,520,272	—	—	3,520,272
Real Estate Investment Trusts	12,023,166	—	—	12,023,166
Royalty Trust	1,287,887	—	—	1,287,887
Short Term Investment	2,851,640	—	—	2,851,640
Total Investments	$63,282,237	$—	$—	$63,282,237

Written Options
Written Call Options	—	$(122,402)	—	$(122,402)
Total Written Options	$—	$(122,402)	$—	$(122,402)

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the period.

Allocation of Income and Expenses

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative NAV of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deposits with Broker

Forward Currency and Futures Contracts

When trading derivative instruments, such as forward or futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk. At June 30, 2021, the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents, defined as short-term, highly liquid investments that are readily convertible to known amounts of cash, at U.S. Bank, N.A. (“U.S. Bank”) of $12,180,000 and $6,930,000, respectively, to Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required fora particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At June 30, 2021, the LoCorr Macro Strategies Fund and LCMFS, collectively, had $87,868,331 in net cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged securities with a fair value of $12,231 collateral for derivative instruments.

At June 30, 2021, the LoCorr Market Trend Fund and LCMT, collectively, had $29,584,022 in net cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statements of assets and liabilities. In addition, LCMT pledged securities with a fair value of $369,727 as collateral for derivative instruments.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts and payable for unsettled open futures contracts, respectively, on the Funds’ consolidated statements of assets and liabilities. The Funds expect to earn interest income on any margin deposits.

96 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Securities Sold Short

At June 30, 2021, the LoCorr Dynamic Equity Fund had cash on deposit with Morgan Stanley and J.P. Morgan in the amount of $4,493,269. In addition, at June 30, 2021, the LoCorr Dynamic Equity Fund pledged cash of $1,282,144 as collateral for securities sold short.

Swap Contracts

LCLSCS has a substantial portion of its assets on deposit with Deutsche Bank in connection with its trading of its swap contract. Assets deposited with Deutsche Bank in connection with the trading of the swap contract for LCLSCS are partially restricted due to deposit requirements. At June 30, 2021, the LoCorr Long/Short Commodities Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank in the amount of $69,803,311, which is presented on the consolidated statements of assets and liabilities. In addition, at June 30, 2021, LCLSCS pledged securities with a fair value of $435,885 as collateral for the swap contract. Risks arise from the possible inability of the counterparty to meet the terms of its contract and may increase if the counterparty’s financial condition worsens.

Options

At June 30, 2021, the LoCorr Spectrum Income Fund had $453,048 in cash and cash equivalents on deposit with Pershing, LLC for options contracts which is presented on the Fund’s statement of assets and liabilities. In addition, the LoCorr Spectrum Income Fund pledged securities with a fair value of $7,383,240 as collateral for options.

Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. See Note 7.

Distributions from Earnings

Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

During the six months ended June 30, 2021, dividends for the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Fund’s investments in MLP and certain investments in REITs and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

The tax character of distributions paid during the periods was as follows:

Federal Income Taxes	Six Months Ended June 30, 2021
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Spectrum Income Fund	$1,879,090	$—	$—

	Year Ended December 31, 2020
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Macro Strategies Fund	$59,908,737	$3,450,209	$—
LoCorr Long/Short Commodities Strategy Fund	13,693,568	—	—
LoCorr Market Trend Fund	570,347	—	—
LoCorr Spectrum Income Fund	1,675,937	—	2,564,688

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

 Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

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The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the six months ended June 30, 2021, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS, LCLSCS and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Forward Currency Contracts

Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statements of operations.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Any change in net unrealized gain or loss is reported in the statements of operations.

Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Market and Credit Risks

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, “derivatives”). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

98 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

New Accounting Pronouncements and/or SEC Regulatory Updates

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or ‘fund-of-funds arrangements.’ These regulatory changes may limit a Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. Management is currently assessing the potential impact of the new rule on the Funds’ financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

 Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

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If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Security Transactions and Investment Income

Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

In accordance with the investment restrictions outlined within the Funds’ prospectus, each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At June 30, 2021, the Adviser deemed all of the 144A securities held in the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. At June 30, 2021, there were no illiquid or restricted securities held in the LoCorr Dynamic Equity Fund or the LoCorr Spectrum Income Fund.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the investments in MLP interests, REITs, private investments, closed end funds, business development companies and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment, closed end fund, business development company or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment, closed end fund, business development company or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment, closed end fund, business development company and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statements of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statements of operations.

In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay fees, which are shown as an expense for financial reporting purposes.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank. The collateral required is determined daily by reference to the fair value of the short positions.

100 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Total Return Swap Contracts

The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures contracts, forward currency contracts and foreign currencies (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statements of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures contracts, forward currency contracts and foreign currencies is traded. A Fund’s obligation under total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Further, any cash holding adjustments realized by a Fund are subject to interest charges, which are recorded as part of unrealized gain/loss on the consolidated statements of operations. A corresponding asset or liability for “advance receipt on swap contracts” or “advance payment on swap contracts,” respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3. Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed in the total return swap contracts:

Agricultural. (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates – e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest Rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock Index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

 Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

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The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

At June 30, 2021, the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated financial statements.

LoCorr Macro Strategies Fund – June 30,2021
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$24,854,940	$—	$24,854,940	$—	$—	$24,854,940
Futures contracts (a)	2,184,640	—	2,184,640	—	—	2,184,640
Total	$27,039,580	$—	$27,039,580	$—	$—	$27,039,580

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$37,902,301	$—	$37,902,301	$—	$(37,902,301)	$—
Futures contracts (a)	4,560,943	—	4,560,943	—	(4,560,943)	—
Total	$42,463,244	$—	$42,463,244	$—	$(42,463,244)	$—

LoCorr Long/Short Commodities Strategy Fund – June 30,2021
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$34,703,411	$—	$34,703,411	$—	$—	$34,703,411
Total	$34,703,411	$—	$34,703,411	$—	$—	$34,703,411

* $14,113,147 represents advance receipt on swap contracts.

102 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Market Trend Fund – June 30, 2021
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$1,908,789	$—	$1,908,789	$—	$—	$1,908,789
Futures contracts (a)	448,044	—	448,044	—	—	448,044
Total	$2,356,833	$—	$2,356,833	$—	$—	$2,356,833

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$3,026,126	$—	$3,026,126	$—	$(3,026,126)	$—
Futures contracts (a)	2,722,505	—	2,722,505	—	(2,722,505)	—
Total	$5,748,631	$—	$5,748,631	$—	$(5,748,631)	$—

(a) Reflects the current day variation margin and unsettled open futures contracts which are separately reported within the Fund’s consolidated statement of assets and liabilities.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations. Fair value of swap contracts are recorded in the consolidated statements of assets and liabilities as net unrealized appreciation on swap contracts or net unrealized depreciation on swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

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| 103

The following table presents the fair value of consolidated derivative instruments for the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund and the non-consolidated derivative instruments for the LoCorr Spectrum Income Fund as of June 30, 2021 as presented on each Fund’s consolidated and non-consolidated statements of assets and liabilities:

			Net Unrealized
	Fair Value		Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions

LoCorr Macro Strategies Fund
Forward Currency Contracts(a)
Long	$727,842	$36,794,350	$(36,066,508)
Short	24,127,098	1,107,951	23,019,147
Total Forward Currency Contracts	24,854,940	37,902,301	(13,047,361)

Futures Contracts(b)
Long Contracts
Commodity	4,108,645	2,075,295	2,033,350
Equity	2,299,792	3,081,532	(781,740)
Foreign exchange	—	3,407	(3,407)
Interest rate	2,592,451	575,277	2,017,174
Total Long Contracts	9,000,888	5,735,511	3,265,377

Short Contracts
Commodity	1,375,681	2,585,500	(1,209,819)
Equity	236,982	20,844	216,138
Foreign exchange	357,155	330,938	26,217
Interest rate	493,280	4,522,016	(4,028,736)
Total Short Contracts	2,463,098	7,459,298	(4,996,200)
Total Futures Contracts	11,463,986	13,194,809	(1,730,823)
Total Forward Currency Contracts and Futures Contracts	$36,318,926	$51,097,110	$(14,778,184)

LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$20,590,264	$—	$20,590,264
Purchased Call Option	15,492,104	—	15,492,104

LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$—	$3,009,566	$(3,009,566)
Short	1,908,789	16,560	1,892,229
Total Forward Currency Contracts	1,908,789	3,026,126	(1,117,337)

Futures Contracts(b)
Long Contracts
Commodity	1,193,369	701,653	491,716
Equity	1,213,009	1,565,572	(352,563)
Interest rate	—	276,366	(276,366)
Total Long Contracts	2,406,378	2,543,591	(137,213)

Short Contracts
Commodity	317,660	220,687	107,214
Foreign exchange	—	191,429	(191,429)
Interest rate	177,159	2,564,449	(2,387,290)
Total Short Contracts	505,060	2,976,565	(2,471,505)
Total Futures Contracts	2,911,438	5,520,156	(2,608,718)
Total Forward Currency Contracts and Futures Contracts	$4,820,227	$8,546,282	$(3,726,055)

104 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

			Net Unrealized
			Gain (Loss) on
	Fair Value		Open
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Positions

LoCorr Spectrum Income Fund
Options
Written Options	$—	$122,402	$26,654
Total Options	$—	$122,402	$26,654

(a)

Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.

(b)

Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated schedule of open futures contracts. Only the current day variation margin and unsettled open futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

| 105

The following table presents the results of the derivative trading and information related to volume for the six months ended June 30, 2021. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated and non-consolidated statement of operations.

	Gain (Loss) from Trading
		Net Change
Fund and Type of Derivative Instrument	Net Realized	in Unrealized
LoCorr Macro Strategies Fund
Forward Currency Contracts	$(2,994,454)	$(18,114,160)
Futures Contracts
Commodity	67,224,377	(18,255,408)
Equity	55,139,095	(6,107,135)
Foreign exchange	(3,260,575)	(35,472)
Interest rate	(2,000,667)	(6,106,382)
Total Futures Contracts	117,102,230	(30,504,397)
Total Forward Currency Contracts and Futures Contracts	$114,107,776	$(48,618,557)

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$—	$33,689,483
Purchased Call Option(d)	—	11,130,210

LoCorr Market Trend Fund
Forward Currency Contracts	$174,625	$(4,407,082)
Futures Contracts
Commodity	28,753,603	(10,099,764)
Equity	19,187,884	(2,303,218)
Foreign exchange	(277,785)	(227,732)
Interest rate	(9,336,530)	(4,591,975)
Total Futures Contracts	38,327,172	(17,222,689)
Total Forward Currency Contracts and Futures Contracts	$38,501,797	$(21,629,771)

LoCorr Dynamic Equity Fund
Futures Contract
Equity	$295,292	$(39,152)
Total Futures Contract	$295,292	$(39,152)

LoCorr Spectrum Income Fund
Options
Written Options	113,982	26,654
Total Options	$113,982	$26,654

(d)	Purchased options are included within net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

106 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the six months ended June 30, 2021 were:

	Average Notional Amount
	Long Contracts	Short Contracts
LoCorr Macro Strategies Fund
Forward Currency Contracts	$1,851,572,934	$1,597,006,045
Futures Contracts	4,112,718,820	1,574,972,270

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$386,945,098	$—

LoCorr Market Trend Fund
Forward Currency Contracts	$356,276,482	$269,378,514
Futures Contracts	1,543,220,627	552,377,442

LoCorr Dynamic Equity Fund
Futures Contracts	$406,213	$—

LoCorr Spectrum Income Fund
Options	$—	$4,639,823

The swap contracts and the commodity-related futures contracts reported in the tables in Note 3 represent balances and activity of each Fund’s respective wholly-owned and controlled subsidiary. See Note 2.

The Fund considers the purchased call option held in LCLSCS at June 30, 2021, as noted on the consolidated schedule of investments, to be an accurate representation of the volume of activity for the period ended June 30, 2021.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales for the year ended June 30, 2021 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales

LoCorr Macro Strategies Fund	$318,304,949	$184,373,987	$268,163,376	$144,982,981

LoCorr Long/Short Commodities Strategy Fund	148,845,009	60,129,096	138,358,058	75,793,975

LoCorr Market Trend Fund	81,434,688	47,557,494	36,641,788	20,053,909

LoCorr Dynamic Equity Fund	—	—	47,842,028	48,100,270

LoCorr Spectrum Income Fund	—	—	21,839,993	16,477,121

5. Management Fees and Other Transactions with Affiliates

Management Agreement

The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee as follows:

Annual Advisory Fee as a Percentage
Fund	of the Average Daily Net Assets of the Fund
LoCorr Macro Strategies Fund	1.65%
LoCorr Market Trend Fund	1.50%
LoCorr Dynamic Equity Fund	1.50%
LoCorr Spectrum Income Fund	1.30%

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

| 107

Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets.

Net Assets for the LoCorr Long/Short	Incremental
Commodities Strategy Fund	Advisory Fee*
$0.0 – $0.5 billion	1.50%
$0.5 – $1.0 billion	1.40%
$1.0 – $1.5 billion	1.30%
$1.5 – $2.0 billion	1.20%
$2.0 – $2.5 billion	1.10%
Over $2.5 billion	1.00%

*

Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in the Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.30% on the next $500 million, plus 1.20% on the next $500 million, plus 1.10% on the next $500 million, plus 1.00% on the final $500 million.

Fund	Management Fees for the Six Months Ended June 30, 2021	Accrued Net Management Fees as of June 30, 2021
LoCorr Macro Strategies Fund	$10,566,022	$1,913,210
LoCorr Long/Short Commodities Strategy Fund	4,221,803	817,590
LoCorr Market Trend Fund	1,957,927	338,880
LoCorr Dynamic Equity Fund	150,575	5,158
LoCorr Spectrum Income Fund	361,291	66,250

Sub-Advisory Agreements

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they have been allocated to manage.

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

LoCorr Macro Strategies Fund:
Graham Capital Management, L.P.
Millburn Ridgefield Corporation
Nuveen Asset Management, LLC
Revolution Capital Management LLC
R.G. Niederhoffer Capital Management

LoCorr Long/Short Commodities Strategy Fund:
Nuveen Asset Management, LLC

LoCorr Market Trend Fund:
Graham Capital Management, L.P.
Nuveen Asset Management, LLC

LoCorr Dynamic Equity Fund:
Billings Capital Management LLC
First Quadrant, L.P.
Kettle Hill Capital Management, LLC

LoCorr Spectrum Income Fund:
Bramshill Investments, LLC

Expense Limitation Agreement

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses they incur, but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) at the percentages listed below:

	Expense Limit as a Percentage of the
Fund	Average Daily Net Assets of the Fund	Effective Period Through

LoCorr Macro Strategies Fund	1.99%	April 30, 2022
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2022
LoCorr Market Trend Fund	1.95%	April 30, 2022
LoCorr Dynamic Equity Fund	1.99%	April 30, 2022
LoCorr Spectrum Income Fund	1.80%	April 30, 2022

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board.

108 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Dynamic Equity Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on
Period	(Waived) by Adviser Subject to Recovery	Six Months Ended June 30, 2021	Remaining Available Subject to Recovery	or Before Fiscal Year Ending December 31,
Six Months Ended June 30, 2021	$(137,352)	$—	$(137,352)	2024
Year Ended December 31, 2020	(278,103)	—	(278,103)	2023
Year Ended December 31, 2019	(192,060)	—	(192,060)	2022
Year Ended December 31, 2018	(95,089)	—	(95,089)	2021
Total	$(702,604)	$—	$(702,604)

LoCorr Spectrum Income Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on
Period	(Waived) by Adviser Subject to Recovery	Six Months Ended June 30, 2021	Remaining Available Subject to Recovery	or Before Fiscal Year Ending December 31,
Six Months Ended June 30, 2021	$(17,766)	$—	$(17,766)	2024
Year Ended December 31, 2020	(70,114)	—	(70,114)	2023
Year Ended December 31, 2019	—	—	—	2022
Year Ended December 31, 2018	—	—	—	2021
Total	$(87,880)	$—	$(87,880)

At June 30, 2021, there were no fees subject to recovery for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund or the LoCorr Market Trend Fund.

Rule 12b-1 Distribution Agreement

The Funds have entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay distribution expenses to Quasar at the annual rate of 0.25% of the Fund’s average daily net assets. Class C shareholders pay to Quasar an annual rate of 1.00%, which is comprised of 0.75% in distribution expenses and 0.25% in service fees, of the Fund’s average daily net assets. Class I shareholders pay no 12b-1 fees.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 109

6. Fund Shares

At June 30, 2021 there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Macro Strategies Fund – Class A
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	1,790,191	$15,779,299	4,716,157	$40,079,233
Shares Issued in Connection with Reorganization	—	—	818,672	7,154,396
Reinvestment of Distributions	—	—	351,493	2,927,933
Shares Redeemed	(1,150,900)	(10,154,987)	(3,086,234)	(26,552,310)
	639,291	$5,642,312	2,800,088	$23,609,252
Beginning Shares	9,030,476		6,230,388
Ending Shares	9,669,767		9,030,476

LoCorr Macro Strategies Fund – Class C
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	454,311	$3,817,977	735,024	$6,010,955
Shares Issued in Connection with Reorganization	—	—	115,243	970,352
Reinvestment of Distributions	—	—	259,232	2,053,116
Shares Redeemed	(954,525)	(7,998,596)	(1,512,807)	(12,342,406)
	(500,214)	$(4,180,619)	(403,308)	$(3,307,983)
Beginning Shares	5,386,635		5,789,943
Ending Shares	4,886,421		5,386,635

LoCorr Macro Strategies Fund – Class I
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	39,451,119	$354,099,597	73,017,857	$640,810,543
Shares Issued in Connection with Reorganization	—	—	5,647,389	49,750,401
Reinvestment of Distributions	—	—	6,081,373	51,509,334
Shares Redeemed	(18,191,619)	(161,917,024)	(45,653,059)	(399,541,357)
	21,259,500	$192,182,573	39,093,560	$342,528,921
Beginning Shares	122,625,543		83,531,983
Ending Shares	143,885,043		122,625,543
LoCorr Macro Strategies Fund
Total Net Increase		$193,626,266		$362,830,190

LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	551,717	$5,647,571	2,181,652	$21,959,749
Reinvestment of Distributions	—	—	63,271	616,890
Shares Redeemed	(488,652)	(5,019,447)	(4,473,884)	(45,549,248)
	63,065	$628,124	(2,228,961)	$(22,972,609)
Beginning Shares	2,684,560		4,913,521
Ending Shares	2,747,625		2,684,560

LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	231,609	$2,291,946	251,310	$2,442,849
Reinvestment of Distributions	—	—	17,021	158,973
Shares Redeemed	(169,563)	(1,655,692)	(177,356)	(1,707,358)
	62,046	$636,254	90,975	$894,464
Beginning Shares	838,489		747,514
Ending Shares	900,535		838,489

LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	25,947,957	$270,229,672	38,743,237	$400,829,667
Reinvestment of Distributions	—	—	1,026,115	10,117,496
Shares Redeemed	(8,597,960)	(88,788,021)	(17,200,077)	(176,283,092)
	17,349,997	$181,441,651	22,569,275	$234,664,071
Beginning Shares	44,315,085		21,745,810
Ending Shares	61,665,082		44,315,085
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase		$182,706,029		$212,585,926

110 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Market Trend Fund – Class A
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	281,583	$3,444,515	298,426	$3,250,712
Shares Redeemed	(408,982)	(4,952,999)	(812,653)	(8,875,621)
	(127,399)	$(1,508,484)	(514,227)	$(5,624,909)
Beginning Shares	1,449,470		1,963,697
Ending Shares	1,322,071		1,449,470

LoCorr Market Trend Fund – Class C
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	78,637	$940,671	59,186	$633,263
Shares Redeemed	(203,576)	(2,405,908)	(392,452)	(4,127,730)
	(124,939)	$(1,465,237)	(333,266)	$(3,494,467)
Beginning Shares	1,165,456		1,498,722
Ending Shares	1,040,517		1,165,456

LoCorr Market Trend Fund – Class I
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	3,323,431	$40,802,261	8,851,198	$96,849,535
Reinvestment of Distributions	—	—	49,414	551,952
Shares Redeemed	(2,869,322)	(34,872,795)	(10,571,183)	(114,309,560)
	454,109	$5,929,466	(1,670,571)	$(16,908,073)
Beginning Shares	19,252,314		20,922,885
Ending Shares	19,706,423		19,252,314
LoCorr Market Trend Fund
Total Net Increase (Decrease)		$2,955,745		$(26,027,449)

LoCorr Dynamic Equity Fund – Class A
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	21,765	$274,178	50,164	$499,777
Shares Redeemed	(51,326)	(625,567)	(322,671)	(3,199,298)
	(29,561)	$(351,389)	(272,507)	$(2,699,521)
Beginning Shares	329,445		601,952
Ending Shares	299,884		329,445

LoCorr Dynamic Equity Fund – Class C
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	7,608	$92,400	4,223	$36,979
Shares Redeemed	(31,258)	(366,242)	(161,078)	(1,472,858)
	(23,650)	$(273,842)	(156,855)	$(1,435,879)
Beginning Shares	222,903		379,758
Ending Shares	199,253		222,903

LoCorr Dynamic Equity Fund – Class I
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	388,401	$5,103,898	544,142	$5,728,123
Shares Redeemed	(197,601)	(2,569,664)	(1,031,948)	(10,110,308)
	190,800	$2,534,234	(487,806)	$(4,382,185)
Beginning Shares	995,506		1,483,312
Ending Shares	1,186,306		995,506
LoCorr Dynamic Equity Fund
Total Net Increase (Decrease)		$1,909,003		$(8,517,585)

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 111

LoCorr Spectrum Income Fund – Class A
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	169,418	$1,199,506	284,686	$1,707,329
Reinvestment of Distributions	48,882	334,971	171,555	926,014
Shares Redeemed	(396,015)	(2,714,307)	(1,893,903)	(10,310,359)
Redemption Fees	—	—	—	4,449
	(177,715)	$(1,179,830)	(1,437,662)	$(7,672,567)
Beginning Shares	2,218,581		3,656,243
Ending Shares	2,040,866		2,218,581

LoCorr Spectrum Income Fund – Class C
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	210,292	$1,461,338	96,324	$617,906
Reinvestment of Distributions	49,443	343,657	144,053	784,112
Shares Redeemed	(189,711)	(1,309,556)	(781,385)	(4,311,479)
Redemption Fees	—	—	—	218
	70,024	$495,439	(541,008)	$(2,909,243)
Beginning Shares	2,139,683		2,680,691
Ending Shares	2,209,707		2,139,683

LoCorr Spectrum Income Fund – Class I
	For the Six Months Ended June 30,2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	1,404,051	$9,719,230	1,412,246	$8,309,828
Reinvestment of Distributions	99,939	688,167	239,666	1,291,002
Shares Redeemed	(493,518)	(3,383,533)	(2,558,879)	(13,508,228)
Redemption Fees	—	—	—	275
	1,010,472	$7,023,864	(906,967)	$(3,907,123)
Beginning Shares	3,463,315		4,370,282
Ending Shares	4,473,787		3,463,315
LoCorr Spectrum Income Fund
Total Net Increase (Decrease)		$6,339,473		$(14,488,933)

7. Federal Tax Information

At December 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows(1):

	LoCorr Macro Strategies Fund (2)	LoCorr Long/Short Commodities Strategy Fund (2)	LoCorr Market Trend Fund (2)
Tax cost of portfolio	$1,121,065,283	$495,007,071	$220,165,613

Gross unrealized appreciation	$49,541,026	$12,116,511	$17,114,743
Gross unrealized depreciation	(2,029,719)	(13,242,321)	(197,108)
Net unrealized appreciation (depreciation)	47,511,307	(1,125,810)	16,917,635
Undistributed ordinary income	12,994,597	43,925	—
Undistributed long-term capital gains	—	—	—
Total earnings accumulated	12,994,597	43,925	—
Other accumulated losses	(15,877,721)	—	(9,345,944)
Total distributable earnings (accumulated losses)	$44,628,183	$(1,081,885)	$7,571,691

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Tax cost of portfolio	$14,526,547	$41,179,403

Gross unrealized appreciation	$2,777,030	$9,130,806
Gross unrealized depreciation	(1,732,383)	(2,564,887)
Net unrealized appreciation	1,044,647	6,565,919

Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—
Total earnings accumulated	—	—
Other accumulated losses	(965,947)	(36,114,076)
Total distributable earnings (accumulated losses)	$78,700	$(29,548,157)

(1)	Total Portfolio represents aggregate amounts of Fund’s investments, securities sold short, forward currency contracts and futures contracts, where applicable.
(2)	Tax Cost is presented on a non-consolidated basis and includes each of the Fund’s investment in the respective CFC’s and the unrealized appreciation and depreciation associated with those investments.

112 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales, mark to market, on forward currency contracts and futures contracts investments in partnerships and other temporary differences.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer no capital losses for the fiscal year ended December 31, 2020 :

	Post October Loss Deferral	Late Year Loss Deferral
LoCorr Market Trend Fund	$—	$69,121
LoCorr Spectrum Income Fund	—	114,080

At December 31, 2020, accumulated net capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of Expiration
	Short-Term	Long-Term
LoCorr Macro Strategies Fund	$16,149,213	$—	Indefinitely
LoCorr Market Trend Fund	9,263,923	—	Indefinitely
LoCorr Dynamic Equity Fund	498,096	392,513	Indefinitely
LoCorr Spectrum Income Fund	13,860,781	22,070,168	Indefinitely

During the year ended December 31, 2020, the LoCorr Dynamic Equity Fund utilized capital loss carryover of $385,378. The LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund and the LoCorr Spectrum Income Fund did not utilize any capital loss carryovers during the year ended December 31, 2020.

8. Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 8, 2022. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions, covenants and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the net unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. U.S. Bank, N.A. charges an interest rate per annum equal to the Prime Rate (3.25% as of June 30, 2021).

Line of Credit activity for the period was as follows:

	For the Six Months Ended June 30, 2021
	Interest Charges	Average Daily	Weighted	Maximum Amount Borrowed
Fund	Incurred	Loan Balance	Average %	$	Date
LoCorr Dynamic Equity Fund	$167	$5,131	3.25%	479,000	June 25, 2021

The LoCorr Dynamic Equity Fund was the only Fund that utilized the Line of Credit during the six months ended June 30, 2021. At June 30, 2021, the Funds did not have any outstanding borrowings.

9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after June 30, 2021.

Declaration of Dividends

The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

Dividend Declaration Date (a)	Shareholder of Record Date	Distribution Amount per Share Class
		Class A	Class C	Class I
July 30, 2021	July 29, 2021	$0.0386	$0.03470	$0.04000

(a)	Ex-date, reinvest date and payable date.

The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

| 113

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

There were no additional subsequent events since June 30, 2021 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

114 |	LoCorr Investment Trust – Expense Example (Unaudited)

Expense Example

June 30, 2021 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 through June 30, 2021).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LoCorr Investment Trust – Expense Example (Unaudited) (continued)	| 115

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended June 30, 2021 (Unaudited)

			Actual		Hypothetical (5% gross annual return)
Class	Fund’s Annualized Expense Ratio 1, 2	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period 1, 2, 3	Ending Account Value June 30, 2021	Expenses Paid During Period 1, 2, 3

LoCorr Macro Strategies Fund
A	2.14%	$1,000.00	$1,044.50	$10.85	$1,014.18	$10.69
C	2.89%	$1,000.00	$1,040.70	$14.62	$1,010.46	$14.41
I	1.89%	$1,000.00	$1,046.10	$9.59	$1,015.42	$9.44

LoCorr Long/Short Commodities Strategy Fund
A	2.09%	$1,000.00	$1,085.90	$10.81	$1,014.43	$10.44
C	2.84%	$1,000.00	$1,082.40	$14.66	$1,010.71	$14.16
I	1.84%	$1,000.00	$1,086.90	$9.52	$1,015.67	$9.20

LoCorr Market Trend Fund
A	2.02%	$1,000.00	$1,056.50	$10.30	$1,014.78	$10.09
C	2.77%	$1,000.00	$1,052.20	$14.09	$1,011.06	$13.81
I	1.77%	$1,000.00	$1,057.10	$9.03	$1,016.02	$8.85

LoCorr Dynamic Equity Fund
A	2.77%	$1,000.00	$1,118.80	$14.55	$1,011.06	$13.81
C	3.52%	$1,000.00	$1,114.40	$18.45	$1,007.34	$17.52
I	2.52%	$1,000.00	$1,119.60	$13.24	$1,012.30	$12.57

LoCorr Spectrum Income Fund
A	2.05%	$1,000.00	$1,224.20	$11.31	$1,014.63	$10.24
C	2.80%	$1,000.00	$1,221.20	$15.42	$1,010.91	$13.96
I	1.80%	$1,000.00	$1,224.80	$9.93	$1,015.87	$9.00

1.

Includes dividend and/or interest expense of 0.00%, 0.00%, 0.00%, 0.53% and 0.00% for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund, respectively.

2.	Includes expenses of wholly-owned and controlled Cayman Islands subsidiaries for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund.
3.

Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

116 |	Review of Management and Sub-Advisory Agreements (Unaudited)

LoCorr Investment Trust

June 30, 2021 (Unaudited)

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement

The Board considered the nature, extent and quality of services to be provided by LoCorr Fund Management, LLC (the “Adviser”) to the LoCorr Macro Strategies Fund (the “Macro Fund”) and its wholly-owned subsidiary, LCMFS Fund Limited, the LoCorr Long/Short Commodities Strategy Fund (the “LLSCS Fund”) and its wholly-owned subsidiary, LCLSCS Fund Limited, the LoCorr Dynamic Equity Fund (the “LDE Fund”) and the LoCorr Spectrum Income Fund (the “LSI Fund”) and reviewed the 15(c) responses for each, which included the backgrounds and experience of the key personnel of the Adviser. The Trustees expressed their satisfaction with the addition of the Funds’ new Chief Compliance Officer (the “CCO”) of the Trust and Adviser. The Trustees considered that the Adviser has provided and will continue to provide a continuous investment program for each of the Funds consistent with each Fund’s investment objective, policies and regulatory limitations. Counsel and a representative of the Adviser noted that the Adviser oversees and continually evaluates sub-advisers and that the Adviser also provides overall portfolio and risk management consistent each Fund’s investment strategy. The Trustees also discussed the Adviser’s compliance program with the Trust’s CCO. A representative from the Adviser discussed the Adviser’s financial statements with the Trustees. The Trustees concluded that, based on their review of the Adviser’s financial statements and discussions with the Adviser, the Adviser has sufficient resources to continue to provide advisory services to each of the Funds.

The CCO reviewed the compliance policies and noted that the Adviser reported no material compliance issues. Counsel noted that the Adviser had a code of ethics as required under Rule 17j-1 of the 1940 Act. The CCO further noted that the Adviser had only made minor changes to its compliance policies in the last year. After a discussion, the Trustees concluded that the Adviser has compliance policies and procedures in place in order to perform its duties under the renewed management agreements for the Funds.

Counsel indicated that there had not been any recent examinations of the Adviser by the SEC but noted that LoCorr Distributors had recently been examined by the SEC with no material findings to date. Counsel noted for the Trustees that the Adviser continued to carry Errors & Omissions and Directors and Officers (“E&O/D&O”) insurance coverage at a suitable level of coverage. After a discussion, the Trustees concluded that the Adviser is well resourced with experienced personnel and investment expertise and has provided, and is expected to continue to provide, high quality services to the Funds and their respective shareholders.

The Trustees next reviewed and evaluated the performance of the Macro Fund, noting that the one-year, five-year and since inception returns of the Fund. Counsel also indicated that the Fund continued to outperform the benchmark, peer group and Morningstar category for all periods. A discussion ensued regarding performance of the Fund’s fixed income strategy managed by Nuveen. After a discussion, the Trustees concluded that the LCMFS Fund’s performance was satisfactory.

The Trustees turned their attention to the investment performance of the LLSCS Fund, noting its annualized returns for the one, three, five-year and since inception periods. The Trustees noted that the Fund outperformed its peer group, Morningstar category and the Barclay CTA Index for all periods as a result of particularly strong performance in the past year. After a discussion, the Trustees concluded that they were satisfied with the Fund’s performance.

The Trustees then reviewed and discussed the performance of the LDE Fund, noting that the one-year performance of the LDE Fund was better than the peer group but had underperformed compared to the Morningstar category and benchmark index. Counsel noted for the Trustees that the Fund had outperformed the peer group for the five-year period but had trailed the benchmark index for the 5 year and since inception periods. A representative of the Adviser discussed the Fund’s recent performance and the efforts of each Fund’s sub-advisers. After a discussion, the Trustees concluded that the LDE Fund’s performance was satisfactory.

Counsel turned the Trustees’ attention to the performance of the LSI Fund. The Trustees reviewed and discussed the performance of the LSI Fund, noting that one, three, five and since inception returns was better than the peer group’s but had lagged the Morningstar category. The Trustees then discussed that the one, three, and five-year returns had outperformed the peer group but had underperformed the Morningstar category and benchmark index. After a discussion, the Trustees concluded that the LSI Fund’s performance was reasonable.

The Trustees then reviewed and discussed the costs of services provided and profits to be realized by the Adviser with respect to each of the Funds.

The Trustees noted that the management fee for the LCMFS Fund was above the average of its peer group but below its Morningstar Category. However, Counsel discussed with the Trustees that the management fee was within range of management fees for the Fund’s peer group and Morningstar Category Average. After a discussion, the Trustees agreed that the LCMFS Fund’s management fee was not unreasonable.

The Trustees next reviewed the management fee for the LCLSCS Fund, noting that it was above the average of its peer group and Morningstar category, but below the high end of the range of management fees for the LCLSCS Fund’s peer group and Morningstar category. After a discussion, the Trustees agreed that the LCLSCS Fund’s management fee was reasonable.

Review of Management and Sub-Advisory Agreements (Unaudited) Continued	| 117

The Trustees noted that the LDE Fund’s management fee was above the averages for the Fund’s peer group and Morningstar category and within the range of both as well. A representative of the Adviser reminded the Trustees that the Adviser engages and pays multiple sub-advisers to manage the fund while many funds in the Morningstar category are single manager funds. After a discussion, the Trustees concluded that the LDE Fund’s management fee was not excessive.

Counsel directed the Trustees to review the management fee for the LSI Fund, noting that it was above the average of its peer group and Morningstar category, and above the high-end range for the management fees reported for the LSI Fund’s peer group. A representative of the Adviser discussed the Fund’s structure including the engagement of a sub-adviser. The Trustees along with Counsel reviewed and noted that LSI’s expense ratio was above the expense ratio for the Morningstar category but significantly below the high end of the Morningstar category. After a discussion, the Trustees agreed that the Fund’s management fee was not unreasonable.

The Trustees considered all of these factors with regards to the renewal of the expense limitation agreements with the Adviser for an additional one-year period for the LCMFS Fund, LCLSCS Fund, LDE Fund and LSI Fund.

The Trustees noted the profit analysis of the Adviser with respect to the LCMFS Fund and considered the Adviser’s profits from the advisory agreement, net of sub-advisory fees and overhead. The Trustees also considered and agreed that the Adviser’s total net profits related to the LCMFS Fund was reasonable. The Trustees then discussed the profitability of the Adviser with respect to the LCLSCS Fund. Counsel noted the Adviser’s net profits with respect to the LCLSCS Fund which the Trustees agreed was reasonable.

The Trustees then reviewed the profitability of the Adviser with respect to the LDE Fund. Counsel pointed out to the Trustees that the Adviser did not show a net profit. The Trustees concluded that the Adviser’s profits with respect to the LDE Fund were reasonable.

Counsel directed the Trustees’ attention to the profitability of the Adviser with respect to the LSI Fund. The Trustees noted that the Adviser showed a net profit and agreed that the Adviser’s total net profits were reasonable.

The Trustees considered the economies of scale to be realized by the shareholders of the LCMFS Fund, LLSCS Fund, LDE Fund and LSI Fund, noting that, with the exception of the LCMFS Fund, the management fees reflect an incremental fee schedule which includes break points.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that each Fund’s management fee is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of LCMFS Fund, LLSCS Fund, LDE Fund and LSI Fund.

Approval of Sub-Advisory Agreements

Nuveen Asset Management, LLC (“Nuveen”), Sub-Adviser (Macro Fund, LLSCS Fund and LoCorr Market Trend Fund (the “LMT Fund”))

The Trustees turned their attention to the 15(c) materials provided by Nuveen. The Trustees reviewed the nature, extent and quality of services provided by Nuveen for the fixed income strategies in the Macro Fund, LLSCS Fund and the LMT Fund. The Trustees discussed Nuveen’s key individuals, noted many years of experience and depth of investment capabilities. The Trustees further noted that Nuveen provides credit research, security selection, trade execution and compliance monitoring for the fixed income portion of the Macro, LLSCS and LMT Fund’s portfolios. The CCO noted that there had not been any changes with respect to the Nuveen personnel providing services to the Funds.

The CCO noted for the Trustees that Nuveen provides quarterly updates to its compliance manual. The CCO further noted that these compliance updates were minor in nature and then discussed Nuveen’s overall strategy and risk controls. A representative of the Adviser indicated that the Adviser was satisfied with the services provided by Nuveen to the Funds.

Counsel indicated that Nuveen reported no material compliance, material litigations or regulatory agency issues in the past year. Counsel stated that Nuveen continued to carry an E&O/D&O policy. After a discussion, the Trustees concluded that Nuveen had a great depth of experienced personnel and was well resourced and therefore expected to continue to provide satisfactory services to the Funds.

Next, the Trustees discussed the investment performance for Nuveen, noting the one-year, five-year and since inception returns for the Macro, LLSCS and LMT Funds. The Trustees compared Nuveen’s reported returns to its benchmark index returns for the one-year, five-year and since inception periods and noted that Nuveen had outperformed its benchmark index for all Funds for all periods. After a discussion, the Trustees noted it was pleased with Nuveen’s performance with respect to Macro, LLSCS and LMT Funds and deemed Nuveen’s performance to be satisfactory.

The Trustees discussed the costs of services provided by Nuveen to Macro Fund, LLSCS Fund and LMT Fund, and noted that Nuveen it is not profitable with regard to sub-advising the Funds. The Trustees concluded that the sub-advisory fees paid to Nuveen by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Having requested and received such information from Nuveen as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that Nuveen’s fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interest of the shareholders of Macro Fund, LLSCS Fund and LMT Fund.

118 |	Review of Management and Sub-Advisory Agreements (Unaudited) Continued

Millburn Ridgefield Corporation (“Millburn”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Trustees reviewed the nature, extent and quality of subadvisory services provided by Millburn to the Fund. Counsel directed the Trustees’ attention to the 15(c) responses for Millburn. The Trustees reviewed the responsibilities of Millburn’s personnel providing services to the Fund, noting that there were no material changes in key personnel. A representative of the Adviser further noted that Millburn provides portfolio management, investment strategy development and trade execution for the Fund’s portfolio as well as compliance services to assure the assets allocated to it are managed within the Fund’s investment restrictions.

Counsel discussed with the Trustees that Millburn did not have any material compliance issues in the past year nor any material litigation issues. The Trustees discussed Millburn’s compliance controls including its pre and post-trade compliance checks. Counsel stated that Millburn carried an appropriate E&O/D&O policy. The Trustees concluded that Millburn is well-resourced and has experienced portfolio management personnel. The Trustees deduced that the services provided by Millburn to the Fund have been satisfactory and that the Trustees expects Millburn to continue to provide quality services in the future.

The Trustees then reviewed the investment performance of Millburn’s allocation of the Fund’s portfolio. A representative of the Adviser discussed Millburn’s recent underperformance but further noted that the Adviser was satisfied with the execution of Millburn’s strategy. The representative noted that Milburn had underperformed its benchmark for the one-year period. After a discussion, the Trustees concluded that they were satisfied with Millburn’s performance for the Fund.

Counsel noted that the sub-advisory fee structure was lower than the fee charged by Millburn to its separately managed account clients. The Trustees also noted that Millburn’s fee did not include an incentive fee. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees concluded that a lack of breakpoints was acceptable.

The Trustees next considered the profits realized by Millburn in connection with its relationship with the Fund and whether the amount of profit is a fair profit with respect to the sub-advisory services provided to the Fund. After a discussion, it was the consensus of the Trustees that the level of profit was reasonable.

Having requested and received such information from Millburn as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that Millburn’s fee structure was not unreasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Trustees reviewed and considered the nature, extent and quality of services to be provided by Graham to the Fund. The Trustees turned their attention to the 15(c) responses for Graham. The Trustees discussed the responsibilities of Graham’s key personnel providing services to the Fund, noting the recent retirement of a key member of the firm’s investment committee. A representative of the Adviser indicated that it did not believe that this would have any impact on Graham’s quality of services provided to the Fund. The Trustees noted that Graham provides quantitative research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

Counsel noted that Graham had adopted a code of ethics under Rule 17j-1 of the 1940 Act. The CCO noted that Graham adopted appropriate compliance policies and procedures and that Graham had not made any material revisions to such policies in the past year. Counsel stated that Graham carries an appropriate E&O/D&O policy. Counsel stated that Graham had a routine NFA examination in 2020 and that there were no material findings as a result of such examination. After a discussion, the Trustees concluded that Graham had sufficient resources and investment personnel to perform the services as sub-adviser to the Fund.

Next, the Trustees discussed the investment performance for Graham’s allocation of the Fund, noting that Graham performance had been positive and that the Adviser was satisfied with how Graham was executing its strategy for the Fund. After a discussion, the Trustees deduced that it was reasonable that Graham would continue to provide satisfactory performance. The Trustees also acknowledged and noted that the sub-advisory fee paid to Graham was slightly higher than the average fee charged by Graham to its separately managed account clients but did not include a performance incentive fee. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

Counsel then directed the Trustees attention to the profits realized by Graham and discussed whether the amount of profit was reasonable with respect to the sub-advisory services provided to the Fund. The Trustees also considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees concluded that Graham’s level of profit was reasonable.

Review of Management and Sub-Advisory Agreements (Unaudited) Continued	| 119

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Revolution Capital Management, LLC (“Revolution”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Trustees then reviewed the nature, extent and quality of services provided or to be provided by Revolution. The Trustees then directed their attention to the 15(c) responses for Revolution. The Trustees reviewed the backgrounds and responsibilities of Revolution’s key investment personnel, noting the experience of these individuals. Counsel discussed that Revolution has been responsible for the maintenance and improvement of its trading models used in Revolution’s strategy for the Fund’s portfolio and trade execution. Counsel further noted that Revolution has been responsible for the compliance services which includes assuring that assets are managed within the Fund’s investment restrictions. A representative of the Adviser indicated that Revolution continued to execute the same strategy as it has since it became a sub-adviser to the Fund.

The Trustees reviewed Revolution’s investment process and compliance structure. Counsel indicated that Revolution did not report any material compliance issues, regulatory examinations or material litigations in the past year. Counsel stated that Revolution maintained an E&O/D&O insurance policy in an appropriate amount. The CCO indicated that Revolution had not made any material revisions to its compliance policies and procedures in the past year. After a discussion, the Trustees concluded that Revolution has adequate resources available to continue to provide satisfactory services to the Fund.

Next, the Trustees reviewed the investment returns for Revolution, noting of Revolution’s strategy for the Fund. The Trustees considered Revolution’s returns to its benchmark for the one-year and since inception periods and noted that the outperformance for Revolution was impressive. A representative of the Adviser noted the Adviser’s continued satisfaction with Revolution’s execution of its strategy. After a discussion, the Trustees concluded that Revolution’s performance was reasonable.

The Trustees considered that the sub-advisory fee structure was favorable compared to the average fee charged by Revolution to its separately managed account clients in the same strategy. Counsel also noted for the Trustees that there was not an incentive fee component in the sub-advisory fee. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees agreed that a lack of breakpoints was acceptable.

The Trustees next considered the profits t realized by Revolution in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees concluded that Revolution’s level of profit was not excessive.

Having requested and received such information from Revolution as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Billings Capital Management, LLC (“Billings”), Sub-Adviser (LDE Fund)

The Trustees then reviewed the nature, extent and quality of services provided by Billings for the LDE Fund. The Trustees discussed the responsibilities of Billings’ key personnel as well as the experience of these individuals in sub-advising the long/short equity strategies for the Fund. The CCO discussed that Billings provides fundamental research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

Counsel reported that Billings reported no material compliance, material litigations or regulatory agency issues in the past year. Counsel further stated that Billings carries an appropriate E&O/D&O policy. The Trustees concluded that Billings had experienced personnel and had appropriate resources to continue to provide quality services to the Fund.

Next, the Trustees discussed the investment performance for Billings for the Fund. The Trustees noted that Billings had underperformed for the one and five-year periods as well as the since inception period as compared to its benchmark index returns. A representative of the Adviser indicated that the Adviser was overall satisfied with the performance of the Billings strategy for the Fund. After a discussion, the Trustees concluded that the performance of Billings was not unreasonable.

Counsel discussed the cost of services and profitability realized by Billings and whether the amount of profit was reasonable with respect to the sub-advisory services to be provided to the Fund. Counsel noted for the Trustees that Billings also received a performance fee from such other accounts. Counsel also noted the profitability of the Fund for Billings. After a discussion, the Trustees concluded that Billings’ fees and profitability were not excessive.

Having requested and received such information from Billings as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LDE Fund.

120 |	Review of Management and Sub-Advisory Agreements (Unaudited) Continued

Bramshill Investments, LLC (“Bramshill”), Sub-Adviser (LSI Fund)

The Trustees then considered the renewal of the sub-advisory agreement with Bramshill with respect to the LSI Fund.

The Trustees considered the nature, extent and quality of services provided or to be provided by Bramshill for the income strategies for the LSI Fund. The Trustees reviewed the responsibilities of Bramshill’s key personnel. Counsel indicated that Bramshill provides quantitative research, security selection and trade execution for the income portion of the LSI Fund’s as well as compliance services and procedures under the oversight of Bramshill.

The Trustees noted that Bramshill has not reported any material compliance issues, material litigations or regulatory examinations in the past year. The Trustees decided that, based on Bramshill’s experienced personnel and fixed income expertise, Bramshill has adequate resources available to provide services to the Funds. The Trustees determined that Bramshill was well-suited to continue to perform the services as sub-adviser to the LSI Fund.

Counsel then directed the Trustees attention to the investment performance information for Bramshill with respect to the LSI Fund. The Trustees noted that Bramshill’s performance lagged the Fund’s benchmark and the sub-adviser’s selected benchmark for the one-year period and had outperformed the overall Fund. A representative of the Adviser reviewed Bramshill’s strategy and recent performance and stated that the Adviser was satisfied with the performance of Bramshill. After a discussion, the Trustees agreed that Bramshill’s performance was not unsatisfactory.

The Trustees discussed the costs of services provided and to be provided by Bramshill to the LSI Fund. The Trustees noted that Bramshill was profitable with respect to the LSI Fund. Counsel directed the Trustees’ attention to the materials for Bramshill which indicated that Bramshill’s sub-advisory fee was favorable in comparison to fees it charges to other clients. The Trustees concluded that the sub-advisory fees to be paid to Bramshill by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Having requested and received such information from Bramshill as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LSI Fund.

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement

The Board reviewed the nature, extent and quality of services provided by the Adviser to the LMT Fund with Counsel and then reviewed the 15(c) responses from the the Adviser. The Trustees reviewed the adviser personnel that provided services to the Fund. A representative of the Adviser noted that there had been no changes in the personnel providing services to the LMT Fund since the most recent renewal of the LMT Fund’s advisory agreement. The Trustees noted that the Adviser provided oversight of the Fund’s investment program consistent with its investment objective, policies and regulatory restrictions since the Fund’s inception and that the Adviser continues to evaluate and oversee the LMT Fund’s sub-advisers.

The Trustees noted that there were no material compliance issues, regulatory examinations or litigations in the past year. A representative of LFM discussed the Adviser’s financial statements with the Trustees. The Trustees noted that, based on their review of the Adviser’s financial statements and their discussion with representatives of the Adviser, the Adviser has the appropriate financial resources to continue to manage the LMT Fund. Fund Counsel also noted that the Adviser continues to maintain insurance for E&O/D&O insurance coverage. After a discussion, the Board concluded that the Adviser continued to be well staffed with experienced personnel, has appropriate financial resources and provides valuable investment expertise and oversight of the LMT Fund and is expected to continue to provide high quality services to the Fund.

The Trustees next reviewed the Fund’s performance, noting that the Fund had significantly outperformed its peer group average, benchmark indexes and Morningstar category for the 1-year period. A representative of the Adviser noted that both the Fund’s market trend strategy and fixed income strategy had continued to perform well during the 1-year period. Fund counsel noted for the Trustees the Fund’s since-inception performance, indicating that it had outperformed its peer group average, benchmark index and Morningstar category since that time. After a discussion, the Trustees agreed that the Fund’s performance was satisfactory.

Fund Counsel directed the Trustees to information regarding LFM’s advisory fee and its profitability with respect to the LMT Fund. Fund Counsel stated that the investment advisory fee remained slightly above the peer group and Morningstar category averages but well within the ranges for each. A representative of the Adviser discussed the peer group and noted the differences between the LMT Fund and some of its peer funds. Fund Counsel then reviewed with the Trustees the Adviser’s profitability with respect to the LMT Fund, noting its profitability margin. After a discussion, the Board concluded that the LMT Fund’s advisory fee and the Adviser’s profitability with respect to the LMT Fund were both reasonable.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the LMT Fund and its shareholders.

Review of Management and Sub-Advisory Agreements (Unaudited) Continued	| 121

Approval of Sub-Advisory Agreement

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (LMT Fund & LCMT Fund Limited)

The Trustees next reviewed the responses provided by Graham in its 15(c) questionnaire. The Board discussed the nature, extent and quality of services provided by Graham. Management and Fund Counsel reviewed the individuals responsible for providing services to the Fund and confirmed with the Adviser that had been no material changes in the Graham’s personnel directly providing services to the Fund. A representative of the Adviser reviewed Graham’s market trend strategy, risk management practices and its compliance program. Fund Counsel noted for the Board that Graham did not have any recent compliance, litigation or regulatory issues and that Graham continued to maintain appropriate insurance coverage. The Trustees noted that Graham did have a recent routine examination with the NFA and that Graham had reported that there were no material findings from that examination.

The Board then reviewed and discussed Graham’s performance for the LMT Fund. A representative of the Adviser noted Graham’s strong performance for the 1-year period but that it had slightly underperformed the benchmark index over the 5-year period. The Trustees noted their satisfaction with Graham’s recent outperformance. After a discussion, the Trustees concluded that the overall performance of Graham was satisfactory.

Fund Counsel then directed the Trustees to information related to Graham’s subadvisory fee and its fees for similar accounts. The Trustees noted that the subadvisory fee was relatively favorable in comparison to the Graham’s fee for other accounts, further noting that Graham did not charge a performance fee for the LMT Fund as it does for some other of its private accounts. The Trustees then reviewed Graham’s profitability with respect to the Fund. After a brief discussion, the Trustees agreed that the subadvisory fee and Graham’s profitability with respect to the LMT Fund were not unreasonable.

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the subadvisory agreement, and as assisted by the advice of Fund Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the subadvisory agreement with Graham for the LMT Fund is in the best interests of the Fund and its shareholders.

R.G. Niederhoffer Capital Management (“Niederhoffer”), Sub-Adviser (Macro Fund and LCMFS Fund Limited)

Counsel then directed the Trustees to the responses provided by Niederhoffer in its 15(c) questionnaire. The Board first reviewed the nature, extent and quality of services provided by Niederhoffer. Counsel and a representative of the Adviser reviewed the personnel that would be responsible for providing services to the Macro Fund. A representative of the Adviser discussed Niederhoffer’s strategy, noting that and its compliance program. The CCO noted that he had reviewed the compliance program, business continuity and code of ethics for Niederhoffer and had found them all to be appropriate in light of its business and the services to be provided to the Fund. Fund Counsel noted that Niederhoffer had recent examinations with both the SEC and NFA and noted that there were no material findings as a result of either examination. The Trustees noted that Niederhoffer did not have any recent compliance or litigation issues.

The Board then reviewed Niederhoffer’s performance for an account that is similar in strategy to the strategy to be used for the Macro Fund. The representative of the Adviser noted Niederhoffer’s performance for the various periods presented. After a discussion, the Trustees concluded that Niederhoffer could be expected to provide satisfactory for the Fund and its shareholders.

Counsel then directed the Trustees to information related to Niederhoffer’s subadvisory fee and its fees for similar accounts. Counsel stated that the subadvisory fee was favorable in comparison to the Niederhoffer’s fee for other accounts, further noting that Niederhoffer did not charge a performance fee for the Macro Fund as it does for some other of its private accounts. The Trustees then reviewed Niederhoffer’s expected profitability with respect to the Macro Fund. After a discussion, the Trustees agreed that the subadvisory fee and Niederhoffer’s profitability with respect to the Macro Fund was reasonable.

Having requested and received such information from Niederhoffer as the Trustees believed to be reasonably necessary to evaluate the terms of the subadvisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the subadvisory agreement with Niederhoffer for the Macro Fund is in the best interests of the Fund and its shareholders.

122 |	Review of Management and Sub-Advisory Agreements (Unaudited) Continued

LoCorr Fund Management Liquidity Risk Management Program Assessment

August 2021 (Unaudited)

Effective June 1, 2019, the funds adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the funds to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the funds’ board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from July 1, 2020 to June 30, 2021, there were no material changes to the Program and no material liquidity events that impacted the funds. During the period, the funds held sufficient highly liquid assets to meet fund redemptions.

Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited)	| 123

Notice of Privacy Policy & Practices

(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

●

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Portfolio Holdings Disclosure

(Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-523-8637.

Proxy voting policies, procedures and record

(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

124 |	Independent Trustees/Interested Trustees and Officers

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gary Jarrett Year of Birth: 1954	Trustee/ 2016 to present	Chief Executive Officer, Black River Asset Management LLC, investment subsidiary of Cargill, Inc., 2002 to 2015.	5	None
Mark Thompson Year of Birth: 1959	Trustee/ 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	5	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/ 2011 to present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, 2006 to 2009.	5	None

Interested Trustees and Officers
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jon C. Essen[3] Year of Birth: 1963	Treasurer, Secretary, Chief Financial Officer/ 2011 to present; Trustee/ 2010 to present	LoCorr Fund Management, LLC: Chief Operating Officer (2010 to 2016), Chief Compliance Officer, (2010 to 2017); LoCorr Distributors, LLC: Principal, Chief Financial Officer, and Registered Representative (2008 to present) Chief Compliance Officer (2008 to 2017); Steben & Company (registered investment adviser): Principal and Chief Financial Officer (2020 to present)	5	None
Kevin M. Kinzie[4] Year of Birth: 1956	President, Trustee/ 2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), 2002 to present. President and Chief Executive Officer of Steben & Company (registered investment adviser), (2019 to present).	5	None
Brian Hull[5] Year of Birth: 1968	Chief Compliance Officer/ 2019 to present	Steben & Company (registered investment adviser): Chief Compliance Officer 2002 to 2007 and 2012 to Present; Financial & Operations Principal (FINOP) 2002 to Present; Registered Representative 2002 to Present.	5	None

[1]	The term of office for each Trustee listed above will continue indefinitely.
[2]	The term “Fund Complex” refers to the LoCorr Investment Trust.
[3]	Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.
[4]	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.
[5]	Mr. Hull is an interested person because he is an officer of the Funds’ Adviser.

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1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

LoCorr FUNDS

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC 3715 (8/21)

(b)	Not Applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

     (4) Changes in the registrant’s independent public accountant.

There was no change in the registrant’s independent public accountant for the period       covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title)    /s/ Kevin Kinzie
Kevin Kinzie, President

Date         September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Kevin Kinzie
Kevin Kinzie, President

Date         September 7, 2021

By (Signature and Title)    /s/ Jon Essen
Jon Essen, Treasurer

Date         September 7, 2021